US-DOCS\150589545.3 EXECUTION COPY CREDIT AGREEMENT dated as of May 31, 2024 among UNIVERSAL INSURANCE HOLDINGS, INC. The Lenders Party Hereto JPMORGAN CHASE BANK, N.A. as Administrative Agent _______________________________ JPMORGAN CHASE BANK, N.A. as Sole Bookrunner and Sole Lead Arranger

TABLE OF CONTENTS Page i ARTICLE I Definitions .................................................................................................................................1 SECTION 1.01 Defined Terms .............................................................................................................1 SECTION 1.02 Classification of Loans and Borrowings ...................................................................27 SECTION 1.03 Terms Generally ........................................................................................................27 SECTION 1.04 Accounting Terms; GAAP; SAP; Pro Forma Calculations.......................................28 SECTION 1.05 Interest Rates; Benchmark Notification ....................................................................29 SECTION 1.06 Status of Obligations .................................................................................................29 SECTION 1.07 Letter of Credit Amounts...........................................................................................29 SECTION 1.08 Divisions....................................................................................................................30 ARTICLE II The Credits .............................................................................................................................30 SECTION 2.01 Commitments ............................................................................................................30 SECTION 2.02 Loans and Borrowings...............................................................................................30 SECTION 2.03 Requests for Revolving Borrowings .........................................................................31 SECTION 2.04 Intentionally Omitted.................................................................................................31 SECTION 2.05 Intentionally Omitted.................................................................................................31 SECTION 2.06 Letters of Credit.........................................................................................................31 SECTION 2.07 Funding of Borrowings..............................................................................................36 SECTION 2.08 Interest Elections .......................................................................................................36 SECTION 2.09 Termination and Reduction of Commitments ...........................................................37 SECTION 2.10 Repayment of Loans; Evidence of Debt....................................................................38 SECTION 2.11 Prepayment of Loans.................................................................................................38 SECTION 2.12 Fees............................................................................................................................39 SECTION 2.13 Interest .......................................................................................................................40 SECTION 2.14 Alternate Rate of Interest...........................................................................................40 SECTION 2.15 Increased Costs ..........................................................................................................43 SECTION 2.16 Break Funding Payments...........................................................................................44 SECTION 2.17 Taxes..........................................................................................................................44 SECTION 2.18 Payments Generally; Pro Rata Treatment; Sharing of Setoffs ..................................47 SECTION 2.19 Mitigation Obligations; Replacement of Lenders .....................................................49 SECTION 2.20 Intentionally Omitted.................................................................................................50 SECTION 2.21 Defaulting Lenders ....................................................................................................50 ARTICLE III Representations and Warranties............................................................................................52 SECTION 3.01 Organization; Powers; Subsidiaries...........................................................................52 SECTION 3.02 Authorization; Enforceability ....................................................................................52 SECTION 3.03 Governmental Approvals; No Conflicts ....................................................................52 SECTION 3.04 Financial Condition; No Material Adverse Change ..................................................53 SECTION 3.05 Properties ...................................................................................................................53 SECTION 3.06 Litigation, Environmental and Labor Matters ...........................................................53 SECTION 3.07 Compliance with Laws and Agreements ...................................................................54 SECTION 3.08 Investment Company Status ......................................................................................54 SECTION 3.09 Taxes..........................................................................................................................54 SECTION 3.10 ERISA........................................................................................................................54 SECTION 3.11 Disclosure ..................................................................................................................54 SECTION 3.12 Liens ..........................................................................................................................54 SECTION 3.13 No Default .................................................................................................................55 SECTION 3.14 No Burdensome Restrictions .....................................................................................55 SECTION 3.15 Solvency ....................................................................................................................55 SECTION 3.16 Anti-Corruption Laws and Sanctions ........................................................................55 SECTION 3.17 Affected Financial Institutions ..................................................................................55

Table of Contents (continued) Page ii SECTION 3.18 Plan Assets; Prohibited Transactions ........................................................................55 SECTION 3.19 Margin Regulations ...................................................................................................55 SECTION 3.20 Insurance Licenses.....................................................................................................55 SECTION 3.21 Insurance Business ....................................................................................................55 ARTICLE IV Conditions.............................................................................................................................56 SECTION 4.01 Effective Date ............................................................................................................56 SECTION 4.02 Each Credit Event......................................................................................................57 ARTICLE V Affirmative Covenants ...........................................................................................................57 SECTION 5.01 Financial Statements and Other Information.............................................................57 SECTION 5.02 Notices of Material Events ........................................................................................60 SECTION 5.03 Existence; Conduct of Business ................................................................................61 SECTION 5.04 Payment of Obligations .............................................................................................61 SECTION 5.05 Maintenance of Properties; Insurance .......................................................................61 SECTION 5.06 Books and Records; Inspection Rights......................................................................61 SECTION 5.07 Compliance with Laws and Material Contractual Obligations .................................61 SECTION 5.08 Use of Proceeds .........................................................................................................62 SECTION 5.09 Accuracy of Information ...........................................................................................62 ARTICLE VI Negative Covenants ..............................................................................................................62 SECTION 6.01 Indebtedness ..............................................................................................................62 SECTION 6.02 Liens ..........................................................................................................................63 SECTION 6.03 Fundamental Changes ...............................................................................................64 SECTION 6.04 Dispositions ...............................................................................................................65 SECTION 6.05 Investments, Loans, Advances, Guarantees and Acquisitions ..................................66 SECTION 6.06 Swap Agreements ......................................................................................................66 SECTION 6.07 Transactions with Affiliates ......................................................................................67 SECTION 6.08 Restricted Payments ..................................................................................................67 SECTION 6.09 Restrictive Agreements .............................................................................................67 SECTION 6.10 Subordinated Indebtedness and Amendments to Subordinated Indebtedness Documents .................................................................................................................67 SECTION 6.11 Sale and Leaseback Transactions ..............................................................................68 SECTION 6.12 Capital Expenditures .................................................................................................68 SECTION 6.13 Financial Covenants ..................................................................................................68 SECTION 6.14 Minimum Rating .......................................................................................................69 ARTICLE VII Events of Default .................................................................................................................69 SECTION 7.01 Events of Default .......................................................................................................69 SECTION 7.02 Remedies Upon an Event of Default .........................................................................71 ARTICLE VIII The Administrative Agent..................................................................................................71 SECTION 8.01 Authorization and Action ..........................................................................................71 SECTION 8.02 Administrative Agent’s Reliance, Limitation of Liability, Etc .................................74 SECTION 8.03 Posting of Communications ......................................................................................75 SECTION 8.04 The Administrative Agent Individually.....................................................................76 SECTION 8.05 Successor Administrative Agent ...............................................................................76 SECTION 8.06 Acknowledgements of Lenders and Issuing Bank ....................................................77 SECTION 8.07 Certain ERISA Matters..............................................................................................79 SECTION 8.08 Borrower Communications .......................................................................................80 ARTICLE IX Miscellaneous .......................................................................................................................81

Table of Contents
(continued)

Page

SECTION 9.01	Notices	81
SECTION 9.02	Waivers; Amendments	82
SECTION 9.03	Expenses; Limitation of Liability; Indemnity, Etc	84
SECTION 9.04	Successors and Assigns	85
SECTION 9.05	Survival	88
SECTION 9.06	Counterparts; Integration; Effectiveness; Electronic Execution	89
SECTION 9.07	Severability	90
SECTION 9.08	Right of Setoff	90
SECTION 9.09	Governing Law; Jurisdiction; Consent to Service of Process	90
SECTION 9.10	WAIVER OF JURY TRIAL	91
SECTION 9.11	Headings	92
SECTION 9.12	Confidentiality	92
SECTION 9.13	USA PATRIOT Act	93
SECTION 9.14	[Reserved]	93
SECTION 9.15	Interest Rate Limitation	93
SECTION 9.16	No Fiduciary Duty, etc	93
SECTION 9.17	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	94
SECTION 9.18	Acknowledgement Regarding Any Supported QFCs	94
SECTION 9.19	Judgment Currency	95

iii

Table of Contents (continued) Page iv SCHEDULES: Schedule 2.01 – Commitments Schedule 3.01 – Subsidiaries Schedule 6.01 – Existing Indebtedness Schedule 6.02 – Existing Liens EXHIBITS: Exhibit A – Form of Assignment and Assumption Exhibit B – Form of Opinion of Loan Parties’ Counsel Exhibit C – [Reserved] Exhibit D – [Reserved] Exhibit E – List of Closing Documents Exhibit F – [Reserved] Exhibit G-1 – Form of U.S. Tax Certificate (Foreign Lenders That Are Not Partnerships) Exhibit G-2 – Form of U.S. Tax Certificate (Foreign Participants That Are Not Partnerships) Exhibit G-3 – Form of U.S. Tax Certificate (Foreign Participants That Are Partnerships) Exhibit G-4 – Form of U.S. Tax Certificate (Foreign Lenders That Are Partnerships) Exhibit H – Form of Note

CREDIT AGREEMENT (this “Agreement”) dated as of May 31, 2024 among UNIVERSAL INSURANCE HOLDINGS, INC., the LENDERS from time to time party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent. The parties hereto agree as follows: ARTICLE I Definitions SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “ABR”, when used in reference to any Loan or Borrowing, refers to such Loan, or the Loans comprising such Borrowing, bearing interest at a rate determined by reference to the Alternate Base Rate. “Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) 0.10%; provided that if the Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted Term SOFR Rate” means, for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate for such Interest Period, plus (b) 0.10%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Administrative Agent” means JPMorgan Chase Bank, N.A. (or any of its designated branch offices or affiliates), in its capacity as administrative agent for the Lenders hereunder. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent-Related Person” has the meaning assigned to such term in Section 9.03(d). “Aggregate Commitment” means the aggregate of the Commitments of all of the Lenders, as reduced or increased from time to time pursuant to the terms and conditions hereof. The initial Aggregate Commitment as of the Effective Date is $50,000,000. “Agreement” has the meaning assigned to such term in the introductory paragraph hereof. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted Term SOFR Rate for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the

2 immediately preceding U.S. Government Securities Business Day) plus 1%; provided that for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.14(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. “A.M. Best Company” means A.M. Best Company, Inc., and any successor thereto. “Ancillary Document” has the meaning assigned to such term in Section 9.06. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption. “Applicable Insurance Regulatory Authority” means, when used with respect to any Regulated Insurance Company, (a) the insurance department or similar Governmental Authority located in the state or jurisdiction (domestic or foreign) in which such Regulated Insurance Company is domiciled or (ii) to the extent asserting regulatory jurisdiction over such Regulated Insurance Company, the insurance department, authority or agency in each state or jurisdiction (domestic or foreign) in which such Regulated Insurance Company is licensed, and shall include any federal or national insurance regulatory department, authority or agency that may be created and that asserts insurance regulatory jurisdiction over such Regulated Insurance Company. “Applicable Parties” has the meaning assigned to such term in Section 8.03(c). “Applicable Percentage” means, with respect to any Lender, the percentage of the Aggregate Commitment represented by such Lender’s Commitment; provided that, in the case of Section 2.21 when a Defaulting Lender shall exist, “Applicable Percentage” shall mean the percentage of the Aggregate Commitment (disregarding any Defaulting Lender’s Commitment) represented by such Lender’s Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments and to any Lender’s status as a Defaulting Lender at the time of determination. “Applicable Rate” means, for any day, with respect to any Term Benchmark Loan, any RFR Loan or any ABR Loan or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Term Benchmark Spread”, “RFR Spread”, “ABR Spread” or “Commitment Fee Rate”, as the case may be: Term Benchmark Spread RFR Spread ABR Spread Commitment Fee Rate 2.00% 2.00% 1.00% 0.50% “Approved Borrower Portal” has the meaning assigned to it in Section 8.08(a).

3 “Approved Electronic Platform” has the meaning assigned to such term in Section 8.03(a). “Approved Fund” has the meaning assigned to such term in Section 9.04(b). “Arranger” means JPMorgan Chase Bank, N.A. in its capacity as sole bookrunner and sole lead arranger hereunder. “Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent. “Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments. “Available Revolving Commitment” means, at any time with respect to any Lender, the Commitment of such Lender then in effect minus the Revolving Credit Exposure of such Lender at such time. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Section 2.14. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Banking Services” means each and any of the following bank services provided to the Borrower or any Subsidiary by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, commercial credit cards and purchasing cards), (b) stored value cards, (c) merchant processing services and (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts and interstate depository network services). “Banking Services Agreement” means any agreement entered into by the Borrower or any Subsidiary in connection with Banking Services. “Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator,

4 trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Benchmark” means, initially, with respect to any (i) RFR Loan, the Daily Simple SOFR or (ii) Term Benchmark Loan, the Term SOFR Rate; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the Daily Simple SOFR or Term SOFR Rate, as applicable, or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 2.14. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) the Adjusted Daily Simple SOFR; or (2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in Dollars at such time in the United States and (b) the related Benchmark Replacement Adjustment; provided that if the Benchmark Replacement as determined pursuant to clause (1) or clause (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in Dollars at such time.

5 “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Revolving Loan, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof);

6 (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14. “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Borrower” means Universal Insurance Holdings, Inc., a Delaware corporation. “Borrower Communications” means, collectively, any Borrowing Request, Interest Election Request, notice of prepayment, notice requesting the issuance, amendment or extension of a Letter of Credit or other notice, demand, communication, information, document or other material provided by or

7 on behalf of the Borrower pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Borrower to the Administrative Agent through an Approved Borrower Portal. “Borrowing” means Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect. “Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03, which shall be substantially in the form approved by the Administrative Agent and separately provided to the Borrower. “Burdensome Restrictions” means any consensual encumbrance or restriction of the type described in clause (a) or (b) of Section 6.09. “Business Day” means, any day (other than a Saturday or a Sunday) on which banks are open for business in New York City; provided that, in addition to the foregoing, a Business Day shall be any such day that is only a U.S. Government Securities Business Day (a) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings of such RFR Loan and (b) in relation to Loans referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Adjusted Term SOFR Rate or any other dealings of such Loans referencing the Adjusted Term SOFR Rate. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or financing leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower; (b) occupation at any time of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were not (i) directors of the Borrower on the date of this Agreement or (ii) nominated or appointed by the board of directors of the Borrower; (c) the acquisition of direct or indirect Control of the Borrower by any Person or group; or (d) the occurrence of a change in control, or other similar provision, as defined in any agreement or instrument evidencing any Material Indebtedness (triggering a default or mandatory prepayment, which default or mandatory prepayment has not been waived in writing). “Change in Law” means the occurrence after the date of this Agreement of (a) the adoption of or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) compliance by any Lender or Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or Issuing Bank’s holding company, if any) with any request, rule, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or

8 foreign regulatory authorities, in each case pursuant to Basel III, shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted, issued or implemented. “Charges” has the meaning assigned to such term in Section 9.15. “Class”, when used in reference to any Loan or Borrowing, refers to how such Loan, or the Loans comprising such Borrowing, are Revolving Loans. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Code” means the Internal Revenue Code of 1986, as amended. “Commitment” means, with respect to each Lender, the amount set forth on Schedule 2.01 opposite such Lender’s name under the heading “Commitment”, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) contemplated hereby pursuant to which such Lender shall have assumed its Commitment, as applicable, and giving effect to (a) any reduction in such amount from time to time pursuant to Section 2.09 and (b) any reduction or increase in such amount from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04; provided that at no time shall the Revolving Credit Exposure of any Lender exceed its Commitment. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Borrower pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or the Issuing Bank by means of electronic communications pursuant to Section 8.03, including through an Approved Electronic Platform. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Capital Expenditures” means, without duplication, any expenditures for any purchase or other acquisition of any asset which would be classified as Property and Equipment, Net on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP. “Consolidated Net Worth” means, as of any date of determination, the Net Worth of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP after appropriate deduction for any minority interests in Subsidiaries. “Consolidated Total Assets” means, as of the date of any determination thereof, total assets of the Borrower and its Subsidiaries calculated in accordance with GAAP on a consolidated basis as of such date. “Consolidated Total Indebtedness” means, as of the date of any determination thereof, the sum, without duplication, of (a) the aggregate Indebtedness of the Borrower and its Subsidiaries calculated on a consolidated basis as of such date in accordance with GAAP, (b) the aggregate amount of Indebtedness of the Borrower and its Subsidiaries relating to the maximum drawing amount of all letters of credit

9 outstanding and bankers acceptances and (c) Indebtedness of the type referred to in clauses (a) or (b) hereof of another Person guaranteed by the Borrower or any of its Subsidiaries. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning assigned to it in Section 9.18. “Credit Event” means a Borrowing, the issuance, amendment or extension of a Letter of Credit, an LC Disbursement or any of the foregoing. “Credit Party” means the Administrative Agent, the Issuing Bank or any other Lender. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. If by 5:00 p.m. (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Date, SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website. “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to any Credit Party any other amount required to be paid

10 by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations as of the date of certification) to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action. “Demotech” means Demotech, Inc., and any successor thereto. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a division or otherwise) of any property by any Person (including any Sale and Leaseback Transaction and any issuance of Equity Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Dollars” or “$” refers to lawful money of the United States of America. “Domestic Subsidiary” means a Subsidiary organized under the laws of a jurisdiction located in the United States of America. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02). “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

11 “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to (i) the environment, (ii) preservation or reclamation of natural resources, (iii) the management, release or threatened release of any Hazardous Material or (iv) health and safety matters. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest, but excluding any debt securities convertible into any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or Section 4001(14) of ERISA or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) the failure to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition upon the Borrower or any of its ERISA Affiliates of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” has the meaning assigned to such term in Section 7.01. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case,

12 (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.19(b) or Section 9.02(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f) and (d) any withholding Taxes imposed under FATCA. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that, if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower. “Financials” means the annual or quarterly financial statements, and accompanying certificates and other documents, of the Borrower and its Subsidiaries required to be delivered pursuant to Section 5.01(a) or 5.01(b). “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR, as applicable. For the avoidance of doubt the initial Floor for each of the Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR shall be 0%. “Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. “GAAP” means generally accepted accounting principles in the United States of America. “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority,

13 instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Historical Statutory Statements” has the meaning assigned to such term in Section 3.04(c). “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances and (k) all obligations of such Person under Sale and Leaseback Transactions; provided, however, that Indebtedness shall not include (i) intercompany obligations among a Person and its Affiliates to the extent such obligations are eliminated in the consolidated financial statements of such Person and such Affiliates; (ii) the surplus note issued by Universal Property & Casualty Insurance Company to the State Board of Administration of the State of Florida; (iii) drafts outstanding with respect to claims payments of a Regulated Insurance Company; (iv) amounts payable by a Regulated Insurance Company related to settlements, appraisal awards and judgments to the extent the applicable payment period for such amounts has not expired; (v) reinsurance premium installment obligations of a Regulated Insurance Company to the extent the payment deadline for such installments has not expired; (vi) the remittance or collection obligations of a Regulated Insurance Company for assessments levied by any guaranty fund, residual market, fair plan, catastrophe fund or similar organization to the extent such obligations are reasonably expected by such Regulated Insurance Company to be passed-through to or recouped from policyholders; (vii) tax liabilities expected to be settled in the ordinary course of business; (viii) amounts recorded by the Borrower or Subsidiaries as book overdrafts in the ordinary course of business; and (ix) settlement obligations arising from investment activity in the ordinary course of business to the extent such settlement obligations are not past due. The Indebtedness of any Person shall include the

14 Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in clause (a) hereof, Other Taxes. “Indemnitee” has the meaning assigned to such term in Section 9.03(c). “Ineligible Institution” has the meaning assigned to such term in Section 9.04(b). “Information” has the meaning assigned to such term in Section 9.12. “Interest Coverage Ratio” has the meaning assigned to such term in Section 6.13(b). “Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.08, which shall be substantially in the form approved by the Administrative Agent and separately provided to the Borrower. “Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December and the Maturity Date, (b) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such RFR Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and the Maturity Date and (c) with respect to any Term Benchmark Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period, and the Maturity Date. “Interest Period” means with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment), as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no tenor that has been removed from this definition pursuant to Section 2.14(e) shall be available for specification in such Borrowing Request or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Insurance Business” means one or more aspects of the business of issuing or underwriting insurance or reinsurance and other businesses reasonably related thereto. “Insurance Licenses” has the meaning assigned to such term in Section 3.20.

15 “Insurance Model Act” means the Risk-Based Capital for Insurers Model Act as promulgated by the NAIC, as amended from time to time. “Insurance Products” means any product provided by an insurer or service contract provider in its insurance or warranty business whereby such insurer or service contract provider undertakes to pay or indemnify another as to loss from certain specified contingencies or perils called “risks” or to pay or grant a specified amount or determinable benefit in connection with ascertainable risk contingencies or to act as a surety, including, without limitation, reinsurance agreements, reinsurance treaties, reinsurance pools, property and casualty insurance products, accident and health insurance products, life insurance products, surety bonds, specialty risk insurance programs, warranty programs, insurance loss portfolio transfers and any other insurance or reinsurance product related to the acceptance of risk or commitment to pay or indemnify another for specific types of losses. “IRS” means the United States Internal Revenue Service. “Issuing Bank” means JPMorgan Chase Bank, N.A. (through itself or through one of its designated affiliates or branch offices), in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.06(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. “KBRA” means Kroll Bond Rating Agency, LLC, and any successor thereto. “LC Collateral Account” has the meaning assigned to such term in Section 2.06(j). “LC Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of Credit. “LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time, plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the LC Exposure at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time) or similar terms in the governing rules or laws or of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrower and each Lender shall remain in full force and effect until the Issuing Bank and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit. “Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. “Lender-Related Person” has the meaning assigned to such term in Section 9.03(b). “Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a Lender hereunder pursuant to an Assignment and Assumption or otherwise, other than any such

16 Person that ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise. Unless the context otherwise requires, the term “Lenders” includes the Issuing Bank. “Letter of Credit” means any letter of credit issued pursuant to this Agreement. “Letter of Credit Agreement” has the meaning assigned to such term in Section 2.06(b). “Leverage Ratio” has the meaning assigned to such term in Section 6.13(a). “Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind. “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. “Loan Documents” means this Agreement (including schedules and exhibits hereto), any promissory notes issued pursuant to Section 2.10(e), any Letter of Credit applications, any Letter of Credit Agreement, and all other agreements, instruments, documents and certificates identified in Section 4.01 executed and delivered to, or in favor of, the Administrative Agent or any Lenders and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of the Borrower, or any employee of the Borrower, and delivered to the Administrative Agent or any Lender in connection with this Agreement, the commercial lending facility made available hereunder, or the transactions contemplated hereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative. “Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement. “Margin Stock” means margin stock within the meaning of Regulations T, U and X, as applicable. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, condition (financial or otherwise) or prospects of the Borrower and the Subsidiaries taken as a whole, (b) the ability of the Borrower to perform any of its obligations under this Agreement or any other Loan Document, (c) the rights of or benefits available to the Lenders or (d) the validity or enforceability of this Agreement or any and all other Loan Documents or the rights or remedies of the Administrative Agent and the Lenders thereunder. “Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

17 “Maturity Date” means May 30, 2025; provided, however, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. “Maximum Rate” has the meaning assigned to such term in Section 9.15. “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “NAIC” means the National Association of Insurance Commissioners and any successor thereto. “Net Worth” means, as to any Person, the sum of its capital stock (including its preferred stock), capital in excess of par or stated value of shares of its capital stock (including its preferred stock), retained earnings and any other account which, in accordance with GAAP, constitutes stockholders equity, excluding accumulated other comprehensive income or loss, net of taxes. “Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(d). “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m., New York City time, on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations and indebtedness (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), obligations and liabilities of any of the Borrower and its Subsidiaries to any of the Lenders, the Administrative Agent, the Issuing Bank or any indemnified party, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or to the Lenders or any of their Affiliates under any Swap Agreement or any Banking Services Agreement or in respect of any of the Loans made or reimbursement or other obligations incurred or any of the Letters of Credit or other instruments at any time evidencing any thereof. “OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

18 “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19 or Section 9.02(d)). “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodolllar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Participant” has the meaning assigned to such term in Section 9.04(c). “Participant Register” has the meaning assigned to such term in Section 9.04(c). “Patriot Act” means the USA PATRIOT Act of 2001. “Payment” has the meaning assigned to such term in Section 8.06(c). “Payment Notice” has the meaning assigned to such term in Section 8.06(c). “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Permitted Acquisition” means any acquisition (whether by purchase, merger, consolidation or otherwise) or series of related acquisitions by the Borrower or any Subsidiary of (i) all or substantially all the assets of or (ii) all or substantially all the Equity Interests in, a Person or division or line of business of a Person, if, at the time of and immediately after giving effect thereto, (a) no Default has occurred and is continuing or would arise after giving effect (including giving effect on a pro forma basis) thereto, (b) such Person or division or line of business is engaged in the same or a similar line of business as the Borrower and the Subsidiaries or business reasonably related thereto, (c) the Borrower and the Subsidiaries are in compliance, on a pro forma basis, with the covenants contained in Section 6.13 recomputed as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available, as if such acquisition (and any related incurrence or repayment of Indebtedness, with any new Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms) had occurred on the first day of each relevant period for testing such compliance and, if the aggregate consideration paid in respect of such acquisition exceeds $25,000,000, the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Borrower to such effect, together with all relevant financial information, statements and projections requested by the Administrative Agent, (d) in the case of an acquisition, merger or consolidation involving the Borrower or a Subsidiary, the Borrower or such Subsidiary is the surviving entity of such merger and/or consolidation and (e) the aggregate consideration paid in respect of such acquisition, when taken together with the aggregate

19 consideration paid in respect of all other acquisitions, does not exceed $50,000,000 during any fiscal year of the Borrower; provided, however, that the $25,000,000 threshold set forth at clause (c) and the $50,000,000 limitation set forth at clause (e) shall not apply to (i) internal reorganizations of the Subsidiaries or (ii) the Borrower’s or any Subsidiary’s organization of or participation in any variable interest entity, segregated account reinsurer in connection with reinsurance purchased by a Regulated Insurance Company in the ordinary course of business. “Permitted Encumbrances” means: (a) Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 5.04; (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or are being contested in compliance with Section 5.04; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) deposits held by any Applicable Insurance Regulatory Authority in connection with the licensing or operations of a Regulated Insurance Company in the ordinary course of business; (f) deposits held in trust or amounts otherwise held by any variable interest entity, segregated account reinsurer, reinsurance trust or similar entity or mechanism to secure obligations under reinsurance agreements entered into by a Regulated Insurance Company in the ordinary course of business; (g) judgment Liens in respect of judgments that do not constitute an Event of Default under Section 7.01(k); (h) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary; (i) leases, licenses, subleases or sublicenses granted to third parties in the ordinary course of business and not interfering in any material respect with the ordinary conduct of business of the Borrower or any Subsidiary; (h) Liens in favor of a banking or other financial institution arising as a matter of law or in the ordinary course of business under customary general terms and conditions encumbering deposits or other funds maintained with a financial institution (including the right of setoff) and that are within the general parameters customary in the banking industry or arising pursuant to such banking institution’s general terms and conditions; (j) Liens on specific items of inventory or other goods (other than fixed or capital assets) and proceeds thereof of any Person securing such Person’s obligations in respect of bankers’ acceptances

20 or letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business; (k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business so long as such Liens only cover the related goods; and (l) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes; provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness. “Permitted Investments” means: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof; (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s; (c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; (d) fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; (e) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000; and (f) other investments consistent with written guidelines adopted by the Borrower in accordance with its corporate governance framework or by a Regulated Insurance Company, or investments otherwise permissible as admitted investments for authorized insurance companies as set forth in Chapter 625, Part II, of the Florida Insurance Code, in each case to the extent disclosed to the Administrative Agent prior to the Effective Date. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

21 “Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Proceeding” means any claim, litigation, investigation, action, suit, arbitration or administrative, judicial or regulatory action or proceeding in any jurisdiction. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning assigned to it in Section 9.18. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) the Issuing Bank, as applicable. “Reference Time” with respect to any setting of the then-current Benchmark means (i) if such Benchmark is the Term SOFR Rate, 5:00 a.m., Chicago time, on the day that is two (2) U.S. Government Securities Business Days preceding the date of such setting, (ii) if, following a Benchmark Transition Event and a Benchmark Replacement Date with respect to the Term SOFR Rate, such Benchmark is Daily Simple SOFR, then four (4) U.S. Government Securities Business Days prior to such setting or (iii) if such Benchmark is none of the Term SOFR Rate or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion. “Register” has the meaning assigned to such term in Section 9.04(b)(iv). “Regulated Insurance Company” means any Subsidiary of the Borrower that is an authorized or admitted insurance carrier that transacts Insurance Business in any jurisdiction (foreign or domestic) and is regulated by any Applicable Insurance Regulatory Authority. “Regulation T” means Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation X” means Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

22 “Relevant Governmental Body” means the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto. “Relevant Rate” means (i) with respect to any Term Benchmark Borrowing, the Adjusted Term SOFR Rate or (ii) with respect to any RFR Borrowing, the Adjusted Daily Simple SOFR, as applicable. “Required Lenders” means, subject to Section 2.21, (a) at any time prior to the earlier of the Loans becoming due and payable pursuant to Section 7.02 or the Commitments terminating or expiring, Lenders having Revolving Credit Exposures and Unfunded Commitments representing more than 50% of the sum of the Total Revolving Credit Exposure and Unfunded Commitments at such time, provided that, solely for purposes of declaring the Loans to be due and payable pursuant to Section 7.02, the Unfunded Commitment of each Lender shall be deemed to be zero; and (b) for all purposes after the Loans become due and payable pursuant to Section 7.02 or the Commitments expire or terminate, Lenders having Revolving Credit Exposures representing more than 50% of the Total Revolving Credit Exposure at such time; provided that, in the case of clauses (a) and (b) above, for the purpose of determining the Required Lenders needed for any waiver, amendment, modification or consent of or under this Agreement or any other Loan Document, any Lender that is the Borrower or an Affiliate of the Borrower shall be disregarded. “Required Rating” means the maintenance of: (a) at least one of the ratings in the following table, or such higher ratings as may be required by Section B7-3-01, Property Insurance Requirements for Insurers, of the Fannie Mae Single Family Selling Guide, as in effect from time to time: Rating Agency Rating Category A.M. Best Company “B” or better Financial Strength Demotech “A” or better Insurance Financial Stability Rating KBRA “BBB” or better Insurance Financial Strength Rating (IFSR) S&P “BBB” or better Insurer Financial Strength Rating and (b) at least one of the ratings in the following table, or such higher ratings as may be required by Section 4703.1, General Property Insurance Requirements of the Freddie Mac Single Family Seller/Servicer Guide, as in effect from time to time: Rating Agency Rating Category A.M. Best Company “B+” or better Financial Strength Demotech “A” or better Insurance Financial Stability Rating

23 KBRA “BBB” or better Insurance Financial Strength Rating (IFSR) S&P “BBB” or better Insurer Financial Strength Rating “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the president, a Financial Officer or other executive officer of the Borrower. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Borrower or any Subsidiary. “Reuters” means, as applicable, Thomson Reuters Corp., Refinitiv, or any successor thereto. “Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans and its LC Exposure at such time. “Revolving Loan” means a Loan made pursuant to Section 2.01. “RFR” when used in reference to any Loan or Borrowing, means that such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the Adjusted Daily Simple SOFR. “RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing. “RFR Loan” means a Loan that bears interest at a rate based on the Adjusted Daily Simple SOFR. “S&P” means S&P Global Inc., and any successor thereto. “Sale and Leaseback Transaction” means any sale or other transfer of any property or asset by any Person with the intent to lease such property or asset as lessee other than any such transaction exclusively among the Borrower and/or its Subsidiaries provided that such transaction is eliminated in the Borrower’s consolidated financial statements. “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea Region of Ukraine, Cuba, Iran, North Korea and Syria).

24 “Sanctioned Person” means, at any time, any Person subject or target of any Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the U.S. government, including by OFAC, the U.S. Department of State, U.S. Department of Commerce, the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b) (including, without limitation for purposes of defining a Sanctioned Person, as ownership and control may be defined and/or established in and/or by any applicable laws, rules, regulations, or orders). “Sanctions” means all economic or financial sanctions, trade embargoes or similar restrictions imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority. “SAP” means, with respect to any Regulated Insurance Company, the statutory accounting principles and accounting procedures and practices prescribed or permitted by the Applicable Insurance Regulatory Authority of the state or jurisdiction in which such Regulated Insurance Company is domiciled; it being understood and agreed that determinations in accordance with SAP for purposes of Section 6.13, including defined terms as used therein, are subject (to the extent provided therein) to Section 1.04. “SEC” means the Securities and Exchange Commission of the United States of America. “Securities Act” means the United States Securities Act of 1933. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “Solvent” means, as to any Person as of any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts, including contingent debts, as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities, including contingent debts and liabilities, beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

25 “Statutory Statements” means, with respect to any Regulated Insurance Company for any fiscal year, the annual or quarterly financial statements of such Regulated Insurance Company as required to be filed with the Applicable Insurance Regulatory Authority of its jurisdiction of domicile and in accordance with the laws of such jurisdiction, together with all exhibits, schedules, certificates and actuarial opinions required to be filed or delivered therewith. “Subordinated Indebtedness” means any Indebtedness of the Borrower or any Subsidiary the payment of which is subordinated to payment of the obligations under the Loan Documents. “Subordinated Indebtedness Documents” means any document, agreement or instrument evidencing any Subordinated Indebtedness or entered into in connection with any Subordinated Indebtedness. “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held, or (b) that is, as of such date, otherwise Controlled by the parent and/or one or more subsidiaries of the parent. “Subsidiary” means any subsidiary of the Borrower. “Supported QFC” has the meaning assigned to it in Section 9.18. “Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Benchmark”, when used in reference to any Loan or Borrowing, means that such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the Adjusted Term SOFR Rate. “Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate. “Term SOFR Rate” means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such

26 tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator. “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 p.m. (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “Total Capitalization” means, as at any date, the sum of Total Debt plus Consolidated Net Worth. “Total Debt” means, as at any date, without duplication, the sum of all Indebtedness of the Borrower and its Subsidiaries on a consolidated basis, net of unamortized debt issuance costs. “Total Revolving Credit Exposure” means, at any time, the sum of (a) the outstanding principal amount of the Revolving Loans at such time and (b) the total LC Exposure at such time. “Total Stockholders’ Equity” means, as at any date, the total stockholders’ equity of the Borrower and its Subsidiaries as the same would appear on a consolidated balance sheet of the Borrower prepared as of such date in accordance with GAAP. “Transactions” means the execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents, the borrowing of Loans and other credit extensions, the use of the proceeds thereof and the issuance of Letters of Credit hereunder. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Term SOFR Rate, the Alternate Base Rate or the Adjusted Daily Simple SOFR. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

27 “Unfunded Commitment” means, with respect to each Lender, the Commitment of such Lender less its Revolving Credit Exposure. “United States” or “U.S.” mean the United States of America. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Regulated Insurance Company” means a Regulated Insurance Company organized under the laws of a jurisdiction within the United States. “U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.18. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(B)(3). “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Term Benchmark Loan” or an “RFR Loan”) or by Class and Type (e.g., a “Term Benchmark Revolving Loan” or an “RFR Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Term Benchmark Borrowing” or an “RFR Borrowing”) or by Class and Type (e.g., a “Term Benchmark Revolving Borrowing” or an “RFR Revolving Borrowing”). SECTION 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply),

28 and all judgments, orders and decrees, of all Governmental Authorities. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any law, statute, rule or regulation shall, unless otherwise specified, be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. SECTION 1.04 Accounting Terms; GAAP; SAP; Pro Forma Calculations. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP or SAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or SAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or SAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP or SAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (i) any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein and (ii) any treatment of Indebtedness under Accounting Standards Codification 470-20 or 2015-03 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. Notwithstanding anything to the contrary contained in this Section 1.04(a) or in the definition of “Capital Lease Obligations,” any change in accounting for leases pursuant to GAAP or SAP resulting from the adoption of Financial Accounting Standards Board Accounting Standards Update No. 2016-02, Leases (Topic 842), to the extent such adoption would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP or SAP as in effect on December 31, 2015, such lease shall not be considered a capital lease, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith. (b) All pro forma computations required to be made hereunder giving effect to any acquisition or disposition, or issuance, incurrence or assumption of Indebtedness, or other transaction shall in each case be calculated giving pro forma effect thereto (and, in the case of any pro forma computation made hereunder to determine whether such acquisition or disposition, or issuance, incurrence or assumption

29 of Indebtedness, or other transaction is permitted to be consummated hereunder, to any other such transaction consummated since the first day of the period covered by any component of such pro forma computation and on or prior to the date of such computation) as if such transaction had occurred on the first day of the period of four consecutive fiscal quarters ending with the most recent fiscal quarter for which financial statements shall have been delivered pursuant to Section 5.01(a) or 5.01(b) (or, prior to the delivery of any such financial statements, ending with the last fiscal quarter included in the financial statements referred to in Section 3.04(a)), and, to the extent applicable, to the historical earnings and cash flows associated with the assets acquired or disposed of (but without giving effect to any synergies or cost savings) and any related incurrence or reduction of Indebtedness, all in accordance with Article 11 of Regulation S-X under the Securities Act. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Swap Agreement applicable to such Indebtedness). SECTION 1.05 Interest Rates; Benchmark Notification. The interest rate on a Loan denominated in Dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.14(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.06 Status of Obligations. In the event that the Borrower shall at any time issue or have outstanding any Subordinated Indebtedness, the Borrower shall take all such actions as shall be necessary to cause the Obligations to constitute senior indebtedness (however denominated) in respect of such Subordinated Indebtedness and to enable the Administrative Agent and the Lenders to have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness. Without limiting the foregoing, the Obligations are hereby designated as “senior indebtedness” and as “designated senior indebtedness” and words of similar import under and in respect of any indenture or other agreement or instrument under which such Subordinated Indebtedness is outstanding and are further given all such other designations as shall be required under the terms of any such Subordinated Indebtedness in order that the Lenders may have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness. SECTION 1.07 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit available

30 to be drawn at such time; provided that, with respect to any Letter of Credit that, by its terms, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time. SECTION 1.08 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE II The Credits SECTION 2.01 Commitments. Subject to the terms and conditions set forth herein, each Lender (severally and not jointly) agrees to make Revolving Loans to the Borrower in Dollars from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender’s Revolving Credit Exposure exceeding such Lender’s Commitment or (b) the Total Revolving Credit Exposure exceeding the Aggregate Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. SECTION 2.02 Loans and Borrowings. (a) Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. (b) Subject to Section 2.14, each Revolving Borrowing shall be comprised entirely of ABR Loans or Term Benchmark Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of Sections 2.14, 2.15, 2.16 and 2.17 shall apply to such Affiliate to the same extent as to such Lender); provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. (c) At the commencement of each Interest Period for any Term Benchmark Revolving Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Aggregate Commitment or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of three (3) Term Benchmark Borrowings outstanding. (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

31 SECTION 2.03 Requests for Revolving Borrowings. To request a Revolving Borrowing, the Borrower shall notify the Administrative Agent of such request by irrevocable written notice (via a written Borrowing Request signed by a Responsible Officer of the Borrower provided that, if such Borrowing Request is submitted through an Approved Borrower Portal, the foregoing signature requirement may be waived at the sole discretion of the Administrative Agent) (a) in the case of a Term Benchmark Borrowing, not later than 11:00 a.m., New York City time, three (3) U.S. Government Securities Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one (1) Business Day before the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such Borrowing Request shall specify the following information in compliance with Section 2.02: (i) the aggregate principal amount of the requested Borrowing; (ii) the date of such Borrowing, which shall be a Business Day; (iii) whether such Borrowing is to be an ABR Borrowing or a Term Benchmark Borrowing; (iv) in the case of a Term Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and (v) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07. If no election as to the Type of Revolving Borrowing is specified, then the requested Revolving Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Term Benchmark Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. Notwithstanding the foregoing, in no event shall the Borrower be permitted to request pursuant to this Section 2.03 prior to a Benchmark Transition Event and Benchmark Replacement Date with respect to the Term SOFR Rate, an RFR Loan bearing interest based on Daily Simple SOFR (it being understood and agreed that Daily Simple SOFR shall only apply to the extent provided in Sections 2.14(a) and 2.14(f)), as applicable. SECTION 2.04 Intentionally Omitted. SECTION 2.05 Intentionally Omitted. SECTION 2.06 Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the Issuing Bank to issue Letters of Credit denominated in Dollars as the applicant thereof for the support of its or its Subsidiaries’ obligations, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period, and the Issuing Bank may agree, but shall have no obligation, to issue such Letters of Credit; provided that there shall not at any time be more than a total of 5 Letters of Credit outstanding.

32 (b) Notice of Issuance, Amendment, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, including an Approved Borrower Portal, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment or extension, but in any event no less than three (3) Business Days) a written notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended or extended, and specifying the date of issuance, amendment or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend or extend such Letter of Credit. In addition, as a condition to any such Letter of Credit issuance, the Borrower shall have entered into a continuing agreement (or other letter of credit agreement) for the issuance of letters of credit and/or shall submit a letter of credit application, in each case, as required by the Issuing Bank and using the Issuing Bank’s standard form (each, a “Letter of Credit Agreement”). In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, the terms and conditions of this Agreement shall control. A Letter of Credit shall be issued, amended or extended only if (and upon issuance, amendment or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or extension (i) the amount of the LC Exposure shall not exceed $5,000,000, (ii) the Total Revolving Credit Exposure shall not exceed the Aggregate Commitment and (iii) each Lender’s Revolving Credit Exposure shall not exceed such Lender’s Commitment. The Issuing Bank shall not be under any obligation to issue, amend or extend any Letter of Credit if: (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing, amending or extending such Letter of Credit, or request that the Issuing Bank refrain from issuing, amending or extending such Letter of Credit, or any law applicable to the Issuing Bank shall prohibit, the issuance, amendment or extension of letters of credit generally or such Letter of Credit in particular or any such order, judgment or decree, or law shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital or liquidity requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense that was not applicable on the Effective Date and that the Issuing Bank in good faith deems material to it; or (ii) the issuance, amendment or extension of such Letter of Credit would violate one or more policies of the Issuing Bank applicable to letters of credit generally. (c) Expiration Date. Each Letter of Credit shall expire (or be subject to termination by notice from the Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any extension of the expiration date thereof, one year after such extension) and (ii) the date that is five (5) Business Days prior to the Maturity Date; provided that any Letter of Credit with a one-year tenor may contain customary automatic extension provisions agreed upon by the Borrower and the Issuing Bank that provide for the extension thereof for additional one-year periods (which shall in no event extend beyond the date referenced in clause (ii) above), subject to a right on the part of the Issuing Bank to prevent any such extension from occurring by giving notice to the beneficiary in advance of any such extension. (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount or extending the term thereof) and without any further action on the part of

33 the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason, including after the Maturity Date. Each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender acknowledges and agrees that its obligations to acquire participations pursuant to this paragraph in respect of Letters of Credit and to make payments in respect of such acquired participations are absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments. (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, if such LC Disbursement is not less than $1,000,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Revolving Borrowing in an equivalent amount of such LC Disbursement and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of Revolving Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement. (f) Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein or herein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) any payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of,

34 or provide a right of setoff against, the Borrower’s obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their respective Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, document, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Disbursement Procedures. The Issuing Bank shall, within the time allowed by applicable law or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly after such examination notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy or electronic mail) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that such notice need not be given prior to payment by the Issuing Bank and any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement. (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the reimbursement is due and payable, at the rate per annum then applicable to ABR Revolving Loans and such interest shall be due and payable on the date when such reimbursement is payable; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank for such LC Disbursement shall be for the account of such Lender to the extent of such payment. (i) Replacement and Resignation of Issuing Bank. (A) The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued by it thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to

35 refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit then outstanding and issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit or extend or otherwise amend any existing Letter of Credit. (B) Subject to the appointment and acceptance of a successor Issuing Bank, the Issuing Bank may resign as the Issuing Bank at any time upon thirty days’ prior written notice to the Administrative Agent, the Borrower and the Lenders, in which case, the resigning Issuing Bank shall be replaced in accordance with Section 2.06(i)(A) above. (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account or accounts with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders (the “LC Collateral Account”), an amount in cash equal to 105% of the amount of the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in Section 7.01(h) or 7.01(i). Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Obligations. In addition, and without limiting the foregoing or Section 2.06(c), if any LC Exposure remains outstanding after the expiration date specified in Section 2.06(c), the Borrower shall immediately deposit into the LC Collateral Account an amount in cash equal to 105% of the amount of such LC Exposure as of such date plus any accrued and unpaid interest thereon. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed, together with related fees, costs and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other Obligations. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all Events of Default have been cured or waived. (k) Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the “account party,” “applicant,” “customer,” “instructing party,” or the like of or for such Letter of Credit, and without derogating from any rights of the Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Borrower (i) shall reimburse, indemnify and compensate the Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of the Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. The Borrower hereby acknowledges that the issuance of such Letters of Credit for

36 its Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. SECTION 2.07 Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof solely by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. Except in respect of the provisions of this Agreement covering the reimbursement of Letters of Credit, the Administrative Agent will make such Loans available to the Borrower by promptly crediting the funds so received in the aforesaid account of the Administrative Agent to an account of the Borrower maintained with the Administrative Agent in New York City or Chicago and designated by the Borrower in the applicable Borrowing Request; provided that Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Administrative Agent to the Issuing Bank. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. SECTION 2.08 Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Term Benchmark Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Term Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election (by irrevocable written notice via an Interest Election Request signed by a Responsible Officer of the Borrower; provided that, if such Interest Election Request is submitted through an Approved Borrower Portal, the foregoing signature requirement may be waived at the sole discretion of the Administrative Agent) by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Notwithstanding any contrary provision herein, this Section shall not be construed to permit the Borrower to (i) elect an Interest Period for Term Benchmark Loans that does not comply with Section 2.02(d) or (ii) convert any Borrowing to a Borrowing of a Type not available under such Borrowing. (c) Each Interest Election Request shall specify the following information in compliance with Section 2.02:

37 (i) the principal amount of the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Term Benchmark Borrowing; and (iv) if the resulting Borrowing is a Term Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which Interest Period shall be a period contemplated by the definition of the term “Interest Period”. If any such Interest Election Request requests a Term Benchmark Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Notwithstanding the foregoing, in no event shall the Borrower be permitted to request pursuant to this Section 2.08(c) prior to a Benchmark Transition Event and Benchmark Replacement Date with respect to the Term SOFR Rate, an RFR Loan bearing interest based on Daily Simple SOFR (it being understood and agreed that Daily Simple SOFR shall only apply to the extent provided in Sections 2.14(a) and 2.14(f)), as applicable. (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be deemed to have an Interest Period that is one (1) month. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Term Benchmark Borrowing or an RFR Borrowing and (ii) unless repaid, (A) each Term Benchmark Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto and (B) each RFR Borrowing shall be converted to an ABR Borrowing on the last day of the calendar month. SECTION 2.09 Termination and Reduction of Commitments. (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date. (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $100,000 and not less than $1,000,000 and (ii) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.11, (A) the amount of any Lender’s Revolving Credit Exposure would exceed its Commitment or (B) the Total Revolving Credit Exposure would exceed the Aggregate Commitment. (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three (3) Business Days prior to the

38 effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or other transactions specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments. SECTION 2.10 Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan on the Maturity Date. (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the Obligations (including, without limitation, the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement). (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in the form attached hereto as Exhibit H or as otherwise approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form. SECTION 2.11 Prepayment of Loans. The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with the provisions of this Section 2.11. The Borrower shall notify the Administrative Agent by written notice electronic communication, including an Approved Borrower Portal, if arrangements for doing so have been approved by the Administrative Agent of any prepayment hereunder (i) in the case of prepayment of (x) a Term Benchmark Revolving Borrowing, not later than 11:00 a.m., New York City time, (3) Business Days before the date of prepayment or (y) an RFR Revolving Borrowing, not later than 11:00 a.m., New York City time, five (5) Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Revolving Borrowing, not later than 11:00 a.m., New York City time, one (1) Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if

39 such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Revolving Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Revolving Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by (i) accrued interest to the extent required by Section 2.13 and (ii) any break funding payments required by Section 2.16. SECTION 2.12 Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the daily amount of the average daily amount of the Available Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such Commitment terminates; provided that, if such Lender continues to have any Revolving Credit Exposure after its Commitment terminates, then such commitment fee shall continue to accrue on the daily amount of such Lender’s Revolving Credit Exposure from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Revolving Credit Exposure. Commitment fees accrued through and including the last day of March, June, September and December of each year shall be payable in arrears on the fifteenth (15th) day following such last day and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any commitment fees accruing after the date on which the Commitments terminate shall be payable on demand. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day and the last day of each period but excluding the date on which the Commitments terminate). (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in each outstanding Letter of Credit, which shall accrue on the daily maximum stated amount then available to be drawn under such Letter of Credit at the same Applicable Rate used to determine the interest rate applicable to Term Benchmark Revolving Loans, during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure and (ii) to the Issuing Bank for its own account a fronting fee, which shall accrue at the rate of 0.125% per annum on the daily maximum stated amount then available to be drawn under such Letter of Credit, during the period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank’s standard fees with respect to the issuance, amendment or extension of any Letter of Credit and other processing fees, and other standard costs and charges, of such Issuing bank relating to the Letters of Credit as from time to time in effect. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the fifteenth (15th) day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within ten (10) days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent. (d) All fees payable hereunder shall be paid on the dates due, in Dollars and immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable

40 to it) for distribution, in the case of commitment fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances. SECTION 2.13 Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate. (b) The Loans comprising each Term Benchmark Borrowing shall bear interest at the Adjusted Term SOFR Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. (c) Each RFR Loan shall bear interest at a rate per annum equal to the Adjusted Daily Simple SOFR plus the Applicable Rate. (d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section. (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate only at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year). In each case interest shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. A determination of the applicable Alternate Base Rate, Adjusted Term SOFR Rate, Term SOFR Rate, Adjusted Daily Simple SOFR or Daily Simple SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. SECTION 2.14 Alternate Rate of Interest. (a) Subject to clauses (b), (c), (d), (e) and (f) of this Section 2.14, if: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate (including because the Term SOFR Reference Rate is not available or published on a current basis) for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple SOFR; or (ii) the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted Term

41 SOFR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period or (B) at any time, Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing; then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Revolving Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Borrowing if the Adjusted Daily Simple SOFR also is the subject of Section 2.14(a)(i) or (ii) above; provided that if the circumstances giving rise to such notice affect only one Type of Borrowing, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.14(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, (A) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Loan if the Adjusted Daily Simple SOFR also is the subject of Section 2.14(a)(i) or (ii) above, on such day, and (B) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan. (b) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark (including any related adjustments) for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m., New York City time, on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (c) Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any

42 amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (d) The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (e) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14. (e) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then- current Benchmark is a term rate (including the Term SOFR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for (i) a Term Benchmark Borrowing or a conversion to or continuation of Term Benchmark Loans to be made, converted or continued or (ii) a RFR Borrowing or conversion to RFR Loans, during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any request for a Term Benchmark Borrowing or RFR Borrowing, as applicable, into a request for a Borrowing of or conversion to (A) solely with respect to any such request for a Term Benchmark Borrowing, an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.14, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (y) an ABR Loan if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event, on such day and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan.

43 SECTION 2.15 Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender or the Issuing Bank; (ii) impose on any Lender or the Issuing Bank or the applicable offshore interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender, the Issuing Bank or such other Recipient of making, continuing, converting or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, the Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, the Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender, the Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered. (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within thirty (30) days after receipt thereof. (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

44 SECTION 2.16 Break Funding Payments. (a) With respect to Term Benchmark Loans, in the event of (i) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.11), (ii) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11 and is revoked in accordance therewith) or (iv) the assignment of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19 or 9.02(d), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. (b) With respect to RFR Loans, in the event of (i) the payment of any principal of any RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.11), (ii) the failure to borrow or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11 and is revoked in accordance therewith) or (iii) the assignment of any RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by the Borrower pursuant to Section 2.19 or 9.02(d), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. SECTION 2.17 Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes. (c) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.17, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

45 (d) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to setoff and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person: (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an executed copy of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be

46 requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed copy of IRS Form W- 8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, an executed copy of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W- 8BEN or IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in

47 Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out- of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. (i) Defined Terms. For purposes of this Section 2.17, the term “Lender” includes the Issuing Bank and the term “applicable law” includes FATCA. SECTION 2.18 Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) The Borrower shall make each payment or prepayment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) in Dollars prior to 12:00 noon, New York City time on the date when due or the date fixed for any prepayment hereunder, in immediately available funds, without setoff, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at

48 its offices at 10 South Dearborn Street, Chicago, Illinois 60603, except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars. (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties. (c) At the election of the Administrative Agent, all payments of principal, interest, LC Disbursements, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees and expenses pursuant to Section 9.03), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder whether made following a request by the Borrower pursuant to Section 2.03 or a deemed request as provided in this Section or may be deducted from any deposit account of the Borrower maintained with the Administrative Agent. The Borrower hereby irrevocably authorizes (i) the Administrative Agent to make a Borrowing for the purpose of paying each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents and agrees that all such amounts charged shall constitute Loans and that all such Borrowings shall be deemed to have been requested pursuant to Section 2.03 and (ii) the Administrative Agent to charge any deposit account of the Borrower maintained with the Administrative Agent for each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents. (d) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

49 (e) Unless the Administrative Agent shall have received, prior to any date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank pursuant to the terms of this Agreement or any other Loan Document (including any date that is fixed for prepayment by notice from the Borrower to the Administrative Agent pursuant to Section 2.11), notice from the Borrower that the Borrower will not make such payment or prepayment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the NYFRB Rate. SECTION 2.19 Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If (i) any Lender requests compensation under Section 2.15, (ii) the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17 or (iii) any Lender becomes a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.15 or 2.17) and obligations under this Agreement and the other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and if a Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that (i) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents

50 necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto. SECTION 2.20 Intentionally Omitted. SECTION 2.21 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.12(a); (b) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Bank hereunder; third, to cash collateralize LC Exposure with respect to such Defaulting Lender in accordance with this Section; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize future LC Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section; sixth, to the payment of any amounts owing to the Lenders, the Issuing Bank as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the Borrower’s obligations corresponding to such Defaulting Lender’s LC Exposure are held by the Lenders pro rata in accordance with the Commitments without giving effect to clause (d) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto; (c) the Commitment and Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided, further, that any amendment, waiver or other modification requiring the consent of all Lenders or all

51 Lenders directly affected thereby shall not, except as otherwise provided in Section 9.02, require the consent of such Defaulting Lender in accordance with the terms hereof; (d) if any LC Exposure exists at the time such Lender becomes a Defaulting Lender then: (i) all or any part of the LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent that such reallocation does not, as to any non-Defaulting Lender, cause such non-Defaulting Lender’s Revolving Credit Exposure to exceed its Commitment; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within one (1) Business Day following notice by the Administrative Agent cash collateralize for the benefit of the Issuing Bank only the Borrower’s obligations corresponding to such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding; (iii) if the Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized; (iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.12(a) and Section 2.12(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and (v) if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Bank or any other Lender hereunder, all letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and (e) so long as such Lender is a Defaulting Lender, the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Exposure will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.21(d), and LC Exposure related to any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.21(d)(i) (and such Defaulting Lender shall not participate therein). If (i) a Bankruptcy Event or a Bail-In Action with respect to a Lender Parent shall occur following the date hereof and for so long as such event shall continue or (ii) the Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the Issuing Bank shall have entered into arrangements with the Borrower or such Lender, satisfactory to the Issuing Bank to defease any risk to it in respect of such Lender hereunder. In the event that the Administrative Agent, the Borrower and the Issuing Bank each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting

52 Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage. ARTICLE III Representations and Warranties The Borrower represents and warrants to the Lenders that: SECTION 3.01 Organization; Powers; Subsidiaries. Each of the Borrower and its Subsidiaries is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required. Schedule 3.01 hereto (as supplemented from time to time) identifies each Subsidiary, the jurisdiction of its incorporation or organization, as the case may be, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by the Borrower and the other Subsidiaries and, if such percentage is not 100% (excluding directors’ qualifying shares as required by law), a description of each class issued and outstanding. All of the outstanding shares of capital stock and other equity interests of each Subsidiary are validly issued and outstanding and fully paid and nonassessable and all such shares and other equity interests indicated on Schedule 3.01 as owned by the Borrower or another Subsidiary are owned, beneficially and of record, by the Borrower or any Subsidiary free and clear of all Liens. Except as identified on Schedule 3.01, there are no outstanding commitments or other obligations of the Borrower or any Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of the Borrower or any Subsidiary. SECTION 3.02 Authorization; Enforceability. The Transactions are within the Borrower’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders. The Loan Documents to which the Borrower is a party have been duly executed and delivered by the Borrower and constitute a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 3.03 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of, or the requirement to create, any Lien on any asset of the Borrower or any of its Subsidiaries. SECTION 3.04 Financial Condition; No Material Adverse Change. (a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2023 reported on by Plante & Moran, PLLC, independent public accountants and (ii) as of and for the fiscal quarter and the

53 portion of the fiscal year ended March 31, 2024, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above. (b) Since December 31, 2023, there has been no material adverse change in the business, assets, operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole. (c) The Borrower has heretofore furnished to the Lenders copies of the annual Statutory Statements of each U.S. Regulated Insurance Company as of December 31, 2022 and 2023, and for the fiscal years then ended, each as filed with the Applicable Insurance Regulatory Authority (collectively, the “Historical Statutory Statements”); provided, that the Statutory Statement of a U.S. Regulated Insurance Company shall not be required to be delivered for any year that such U.S. Regulated Insurance Company was not a Subsidiary of the Borrower. The Historical Statutory Statements (including, without limitation, the provisions made therein for investments and the valuation thereof, reserves, policy and contract claims and statutory liabilities) have been prepared in accordance with SAP (except as may be reflected in the notes thereto and subject, with respect to the relevant quarterly statements, to the absence of notes required by SAP and to normal year-end adjustments), were in compliance with the applicable Requirements of Law when filed and present fairly in all material respects the financial condition of the respective U.S. Regulated Insurance Companies covered thereby as of the respective dates thereof and the results of operations, changes in capital and surplus and cash flow of the respective Regulated Insurance Companies covered thereby for the respective periods then ended. SECTION 3.05 Properties. (a) Each of the Borrower and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes. (b) Each of the Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.06 Litigation, Environmental and Labor Matters. (a) There are no actions, suits, proceedings or investigations by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Agreement or the Transactions. (b) Except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

54 (c) There are no strikes, lockouts or slowdowns against the Borrower or any of its Subsidiaries pending or, to their knowledge, threatened. The hours worked by and payments made to employees of the Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law relating to such matters. All material payments due from the Borrower or any of its Subsidiaries, or for which any claim may be made against the Borrower or any of its Subsidiaries, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as liabilities on the books of the Borrower or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement under which the Borrower or any of its Subsidiaries is bound. SECTION 3.07 Compliance with Laws and Agreements. Each of the Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.08 Investment Company Status. Neither the Borrower nor any of its Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. SECTION 3.09 Taxes. Each of the Borrower and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.10 ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. SECTION 3.11 Disclosure. The Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Borrower or any Subsidiary to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. As of the Effective Date, to the best knowledge of the Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the Effective Date to any Lender in connection with this Agreement is true and correct in all respects. SECTION 3.12 Liens. There are no Liens on any of the real or personal properties of the Borrower or any Subsidiary except for Liens permitted by Section 6.02. SECTION 3.13 No Default. No Default or Event of Default has occurred and is continuing.

55 SECTION 3.14 No Burdensome Restrictions. The Borrower is not subject to any Burdensome Restrictions except Burdensome Restrictions permitted under Section 6.09. SECTION 3.15 Solvency. The Borrower and its Subsidiaries taken as a whole are Solvent as of the Effective Date. SECTION 3.16 Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and directors and to the knowledge of the Borrower its employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary, any of their respective directors or officers or to the knowledge of the Borrower or such Subsidiary employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions. SECTION 3.17 Affected Financial Institutions. The Borrower is not an Affected Financial Institution. SECTION 3.18 Plan Assets; Prohibited Transactions. None of the Borrower or any of its Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations), and neither the execution, delivery nor performance of the transactions contemplated under this Agreement, including the making of any Loan and the issuance of any Letter of Credit hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. SECTION 3.19 Margin Regulations. The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Borrowing or Letter of Credit extension hereunder will be used to buy or carry any Margin Stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) will be Margin Stock. SECTION 3.20 Insurance Licenses. Each Regulated Insurance Company holds all licenses (including licenses or certificates of authority from Applicable Insurance Regulatory authorities), permits or authorizations necessary or otherwise required to transact insurance and reinsurance business (collectively, the “Insurance Licenses”). There is (i) no Insurance License that is the subject of a proceeding for suspension, revocation or limitation or any similar proceedings, (ii) no sustainable basis for such a suspension, revocation or limitation, and (iii) to the knowledge of the Borrower, no such suspension, revocation or limitation threatened by any Applicable Insurance Regulatory Authority, that, in each instance under clauses (i), (ii) and (iii) above and either individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect. SECTION 3.21 Insurance Business. All insurance policies issued by any Regulated Insurance Company are, to the extent required under applicable law, on forms approved by the insurance regulatory authorities of the jurisdictions where issued or have been filed with and not objected to by such authorities within the period for objection, except for those forms with respect to which a failure to obtain such approval or make such a filing without it being objected to, either individually or in the aggregate, has not had, and could not reasonably be expected to have, a Material Adverse Effect.

56 ARTICLE IV Conditions SECTION 4.01 Effective Date. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02): (a) The Administrative Agent (or its counsel) shall have received (i) from each party hereto a counterpart of this Agreement signed on behalf of such party (which, subject to Section 9.06, may include any Electronic Signatures transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page) and (ii) duly executed copies of the other Loan Documents and such other legal opinions, certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel and as further described in the list of closing documents attached as Exhibit E. (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Radey Law Firm, counsel for the Borrower, substantially in the form of Exhibit B, and covering such other matters relating to the Borrower, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion. (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of the Transactions and any other legal matters relating to the Borrower, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel and as further described in the list of closing documents attached as Exhibit E. (d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, certifying (i) that the representations and warranties contained in Article III are true and correct as of such date and (ii) that no Default or Event of Default has occurred and is continuing as of such date. (e) (i) The Administrative Agent shall have received, at least five (5) days prior to the Effective Date, all documentation and other information regarding the Borrower requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested in writing of the Borrower at least ten (10) days prior to the Effective Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Effective Date, any Lender that has requested, in a written notice to the Borrower at least ten (10) days prior to the Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (e) shall be deemed to be satisfied). (f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

57 The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. SECTION 4.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend or extend any Letter of Credit, is subject to the satisfaction of the following conditions: (a) The representations and warranties of the Borrower set forth in this Agreement shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment or extension of such Letter of Credit, as applicable. (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment or extension of such Letter of Credit, as applicable, no Default or Event of Default shall have occurred and be continuing. Each Borrowing and each issuance, amendment or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section. ARTICLE V Affirmative Covenants Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated, in each case, without any pending draw, and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that: SECTION 5.01 Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent and each Lender: (a) within ninety (90) days after the end of each fiscal year of the Borrower (or, if earlier, by the date that the Annual Report on Form 10-K of the Borrower for such fiscal year would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form) commencing with the fiscal year of the Borrower ended December 31, 2024, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Plante & Moran, PLLC or other independent public accountants of recognized national standing (without a “going concern” or like qualification, commentary or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; (b) within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (or, if earlier, by the date that the Quarterly Report on Form 10-Q of the Borrower for such fiscal quarter would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form) commencing with the fiscal quarter of the Borrower ended June 30, 2024, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the

58 corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.13; provided, however, that such calculations with respect to Section 6.13(c) shall be required only in connection with the delivery of financial statements under clause (a) above, (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate and (iv) only in connection with the delivery of financial statements under clause (a) above, certifying that in the opinion of the Regulated Insurance Companies’ independent opining actuary, amounts reported by the respective Regulated Insurance Companies as net loss and loss adjustment expense reserves make a reasonable provision for all unpaid net loss and loss adjustment expense obligations of such Regulated Insurance Companies under the terms and conditions of their respective contracts and agreements; (d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines); (e) as soon as available, but in any event not later than ninety (90) days after the beginning of, and no earlier than sixty (60) days after the beginning of, each fiscal year of the Borrower, a copy of the plan and forecast (including a projected consolidated balance sheet, income statement and funds flow statement) of the Borrower for each quarter of the upcoming fiscal year in form reasonably satisfactory to the Administrative Agent; (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be; (g) promptly after receipt thereof by the Borrower or any Subsidiary, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any material investigation or possible investigation, or other material inquiry by the SEC or such other agency regarding financial or other operational results of the Borrower or any Subsidiary thereof; (h) promptly following any request therefor, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Borrower by independent accountants in connection with the accounts or books of the Borrower or any Subsidiary, or any audit of any of them as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request; (i) by no later than the following dates, a copy of each Statutory Statement filed, or required to be filed, by each Regulated Insurance Company: (I) in the case of annual Statutory Statements,

59 (1) upon the earlier of (x) fifteen (15) days after the regulatory filing date (after giving effect to any extension of such regulatory filing date obtained from, or granted by, any Applicable Insurance Regulatory Authority) or (y) seventy-five (75) days after the close of each fiscal year of such Regulated Insurance Company, in each case with such Statutory Statements being certified by a Financial Officer of such Regulated Insurance Company and prepared in accordance with SAP, and (2) no later than each June 15, copies of such Statutory Statements audited and certified by independent certified public accountants of recognized national standing and (II) in the case of quarterly Statutory Statements, upon the earlier of (x) ten (10) days after the regulatory filing date or (y) sixty (60) days after the close of each of the first three (3) fiscal quarters of each fiscal year of such Regulated Insurance Company, in each case such Statutory Statements being certified by a Financial Officer of such Regulated Insurance Company and prepared in accordance with SAP; (j) promptly following the delivery or receipt, as the case may be, by any Regulated Insurance Company or any of their respective Subsidiaries, copies of (A) each registration, filing or submission made by or on behalf of any Regulated Insurance Company with any Applicable Insurance Regulatory Authority, (B) each examination and/or audit report submitted to any Regulated Insurance Company by any Applicable Insurance Regulatory Authority, (C) all information which the Lenders may from time to time reasonably request with respect to the nature or status of any deficiencies or violations reflected in any examination report or other similar report, and (D) each report, order, direction, instruction, approval, authorization, license or other notice which the Borrower or any Regulated Insurance Company may at any time receive from any Applicable Insurance Regulatory Authority, in each of (A) through (D) that is material to the Borrower and its Subsidiaries, taken as a whole, as reasonably determined by the Board of Directors of the Borrower, a duly authorized committee thereof or a Responsible Officer of the Borrower; (k) promptly following notification thereof from a Governmental Authority, notification of the suspension, material limitation, termination or non-renewal of, or the taking of any other materially adverse action in respect of, any material Insurance License; (l) promptly after (i) A.M. Best Company shall have announced a downgrade in the financial strength rating of any Regulated Insurance Company, (ii) Demotech shall have announced a downgrade in the financial stability rating of any Regulated Insurance Company, (iii) KBRA shall have announced a downgrade in the insurance financial strength rating of any Regulated Insurance Company or (iv) S&P shall have announced a downgrade in the financial strength rating of any Regulated Insurance Company, written notice of such rating change; and (m) promptly following any request therefor, (x) such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request and (y) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation. Documents required to be delivered pursuant to Section 5.01(a), (b), (f) or (g) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether made available by the Administrative Agent); provided that: (A) upon written request by the Administrative Agent (or any Lender through the Administrative Agent) to the Borrower, the Borrower

60 shall deliver paper copies of such documents to the Administrative Agent or such Lender until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such document to it and maintaining its copies of such documents. SECTION 5.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following: (a) the occurrence of any Default; (b) the filing or commencement of any Proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof, including pursuant to any applicable Environmental Laws, that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (d) notice of any action arising under any Environmental Law or of any noncompliance by the Borrower or any Subsidiary with any Environmental Law or any permit, approval, license or other authorization required thereunder that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (e) any material change in accounting or financial reporting practices by the Borrower or any Subsidiary; (f) any change in the credit ratings from a credit rating agency, or the placement by a credit rating agency of the Borrower on a “CreditWatch” or “WatchList” or any similar list, in each case with negative implications, or the cessation by a credit rating agency of, or its intent to cease, rating the Borrower’s debt; (g) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; and (h) any change in the information provided in the Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification. Each notice delivered under this Section (i) shall be in writing, (ii) shall contain a heading or a reference line that reads “Notice under Section 5.02 of the Universal Insurance Holdings, Inc. Credit Agreement dated May 31, 2024” and (iii) shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. SECTION 5.03 Existence; Conduct of Business. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force

61 and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03. SECTION 5.04 Payment of Obligations. The Borrower will, and will cause each of its Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. SECTION 5.05 Maintenance of Properties; Insurance. The Borrower will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts (with no greater risk retention) and against such risks (including loss or damage by fire and loss in transit; theft, burglary, pilferage, larceny, embezzlement, and other criminal activities; business interruption; and general liability) and such other hazards, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations. The Borrower will furnish to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained. SECTION 5.06 Books and Records; Inspection Rights. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon at least three (3) Business Days’ notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants (and hereby authorizes the Administrative Agent and each Lender to contact its independent accountants directly) and to provide contact information for each bank where the Borrower has a depository and/or securities account and the Borrower hereby authorizes the Administrative Agent and each Lender to contact the bank(s) in order to request bank statements and/or balances, all at such reasonable times and as often as reasonably requested. The Borrower acknowledges that the Administrative Agent, after exercising its rights of inspection, may prepare and distribute to the Lenders certain reports pertaining to the Borrower and its Subsidiaries’ assets for internal use by the Administrative Agent and the Lenders. SECTION 5.07 Compliance with Laws and Material Contractual Obligations. The Borrower will, and will cause each of its Subsidiaries to, (i) comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (including without limitation Environmental Laws) and (ii) perform in all material respects its obligations under material agreements to which it is a party, in each case except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. SECTION 5.08 Use of Proceeds. The proceeds of the Loans will be used only to finance, and Letters of Credit will be issued only to support, the working capital needs, including other capital needs, and for general corporate purposes, of the Borrower and its Subsidiaries in the ordinary course of business. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails

62 a violation of any of the regulations of the Federal Reserve Board, including Regulations T, U and X. The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. SECTION 5.09 Accuracy of Information. The Borrower will ensure that any information, including financial statements or other documents, furnished to the Administrative Agent or the Lenders in connection with this Agreement or any amendment or modification hereof or waiver hereunder contains no material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the furnishing of such information shall be deemed to be a representation and warranty by the Borrower on the date thereof as to the matters specified in this Section 5.09. ARTICLE VI Negative Covenants Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated, in each case, without any pending draw, and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that: SECTION 6.01 Indebtedness. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except: (a) the Obligations; (b) Indebtedness existing on the date hereof and set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness with Indebtedness of a similar type that does not increase the outstanding principal amount thereof (except by the amount of any accrued interest and premiums with respect to such Indebtedness and transaction fees, costs and expenses in connection with such extension, renewal or replacement thereof); (c) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary; provided that (i) Indebtedness of any Subsidiary to the Borrower shall be subject to the limitations set forth in Section 6.05(d) and (ii) Indebtedness of the Borrower to any Subsidiary shall be subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent; (d) Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Borrower or any other Subsidiary; (e) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such

63 Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (e) shall not exceed $15,000,000 at any time outstanding; (f) Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (ii) the aggregate principal amount of Indebtedness permitted by this clause (f) shall not exceed $25,000,000 at any time outstanding; (g) Indebtedness of the Borrower or any Subsidiary as an account party in respect of trade letters of credit; (h) Indebtedness of the Borrower or any Regulated Insurance Company under Swap Agreements to the extent permitted by Section 6.06; (i) Indebtedness of the Borrower or any Subsidiary secured by a Lien on any asset of the Borrower or any Subsidiary; provided that the aggregate outstanding principal amount of Indebtedness permitted by this clause (i) shall not in the aggregate exceed $25,000,000 at any time; (j) unsecured Indebtedness in an aggregate principal amount not exceeding $40,000,000 at any time outstanding; and (k) unsecured Indebtedness of the Borrower, to the extent not otherwise permitted under this Section 6.01; provided that (i) both immediately prior to and after giving effect (including pro forma effect) thereto, no Default or Event of Default shall exist or would result therefrom, (ii) such Indebtedness matures after the date that is 181 days after the Maturity Date (it being understood that any provision requiring an offer to purchase such Indebtedness as a result of change of control or asset sale or other fundamental change shall not violate the foregoing restriction), (iii) such Indebtedness is not guaranteed by any Subsidiary of the Borrower and (iv) the covenants applicable to such Indebtedness are not more onerous or more restrictive in any material respect (taken as a whole) than the applicable covenants set forth in this Agreement (as determined by the board of directors of the Borrower in good faith). SECTION 6.02 Liens. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except: (a) Permitted Encumbrances; (b) any Lien on any property or asset of the Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof (except by the amount of any accrued interest and premiums with respect to such Indebtedness and transaction fees, costs and expenses in connection with such extension, renewal or replacement thereof); (c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary

64 after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof (except by the amount of any accrued interest and premiums with respect to such Indebtedness and transaction fees, costs and expenses in connection with such extension, renewal or replacement thereof); (d) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by clause (e) of Section 6.01, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement and (iii) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary; (e) Liens securing obligations owed by the Borrower to any of its Subsidiaries or owed by any Subsidiary of the Borrower to the Borrower or any other Subsidiary of the Borrower, in each case solely to the extent that such Liens are required or requested by an Applicable Insurance Regulatory Authority, rating agencies, clients or brokers for such Person to maintain such obligations; (f) Liens on investments and cash balances of any Regulated Insurance Company securing obligations of such Regulated Insurance Company in respect of trust or similar arrangements formed, letters of credit issued or funds withheld balances established, in each case, in the ordinary course of business for the benefit of policyholders or cedents to secure insurance or reinsurance recoverables owed to them by such Regulated Insurance Company; and (g) Liens on assets of the Borrower and its Subsidiaries not otherwise permitted above so long as the aggregate principal amount of the Indebtedness and other obligations subject to such Liens does not at any time exceed $25,000,000. SECTION 6.03 Fundamental Changes. (a) The Borrower will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or otherwise Dispose of all or substantially all of its assets, or all or substantially all of the Equity Interests of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing: (i) any Person may merge into the Borrower in a transaction in which the Borrower is the surviving corporation; (ii) any Subsidiary may merge into the Borrower or another Subsidiary in a transaction in which the surviving entity is such Subsidiary or the Borrower; provided that any such merger involving the Borrower must result in the Borrower as the surviving entity; (iii) Dispositions permitted by Section 6.04; and (iv) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders;

65 provided that any such merger or consolidation involving a Person that is not a wholly-owned Subsidiary immediately prior to such merger or consolidation shall not be permitted unless it is also permitted by Section 6.05. (b) The Borrower will not, and will not permit any Subsidiary to, engage in any line or lines of business, to any material extent, other than (i) those lines of business conducted by the Borrower and its Subsidiaries on the Effective Date (which, for the avoidance of doubt, includes the Insurance Business and the marketing, sale and administration of Insurance Products), (ii) owning and operating insurance companies and (iii) businesses reasonably, complementary or incidental to any of the foregoing; provided, however, that the revenues attributable to the Insurance Business and the marketing, sale and administration of Insurance Products shall at no time constitute less than 66 2/3% of the consolidated revenues of the Borrower and its Subsidiaries. (c) The Borrower will not make any change in (i) its accounting policies or financial reporting practices except as required or permitted by GAAP or SAP, as the case may be, in effect from time to time or (ii) its fiscal year. SECTION 6.04 Dispositions. The Borrower will not, and will not permit any Subsidiary to, make any Disposition, except: (a) Dispositions of obsolete or worn out property in the ordinary course of business; (b) Dispositions of inventory and Permitted Investments in the ordinary course of business; (c) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property; (d) Dispositions of property by the Borrower or any Subsidiary to any Subsidiary; (e) leases, licenses, subleases or sublicenses (including the provision of open source software under an open source license) granted in the ordinary course of business and on ordinary commercial terms that do not interfere in any material respect with the business of the Borrower and its Subsidiaries; (f) Dispositions of intellectual property rights that are no longer used or useful in the business of the Borrower and its Subsidiaries; (g) the discount, write-off or Disposition of accounts receivable overdue by more than ninety days, in each case in the ordinary course of business; (h) Restricted Payments permitted by Section 6.08 and investments permitted by Section 6.05; (i) sale by a Regulated Insurance Company of subrogation recoverables or the right to pursue subrogation actions; (j) ceding of insurance or reinsurance in the ordinary course of business; and

66 (k) Dispositions by the Borrower and its Subsidiaries not otherwise permitted under this Section; provided that the aggregate carried book value of all property Disposed of pursuant to this clause (k) in any fiscal year of the Borrower shall not exceed $50,000,000. SECTION 6.05 Investments, Loans, Advances, Guarantees and Acquisitions. The Borrower will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger or consolidation with any Person that was not a wholly owned Subsidiary prior to such merger or consolidation) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any Person or any assets of any other Person constituting a business unit, except: (a) Permitted Investments; (b) Permitted Acquisitions; (c) investments by the Borrower and its Subsidiaries existing on the date hereof in the capital stock of its Subsidiaries; (d) (i) investments, loans, advances or capital contributions made by the Borrower in or to any Regulated Insurance Company; (ii) investments, loans, advances or capital contributions made by the Borrower in or to an Subsidiary other than a Regulated Insurance Company; and (iii) loans made by any Subsidiary in or to the Borrower or any other Subsidiary (provided that with respect to clause (d)(ii) and (d)(iii) not more than an aggregate amount of $50,000,000 in loans or advances may remain outstanding, at any time, by the Borrower to Subsidiaries); (e) Guarantees constituting Indebtedness permitted by Section 6.01(d); and (f) any other investment, loan or advance (other than acquisitions) so long as the aggregate amount of all such investments, loans and advances does not exceed $25,000,000 at any time outstanding. SECTION 6.06 Swap Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Swap Agreement, except: (a) Swap Agreements entered into to hedge or mitigate risks to which the Borrower or any Subsidiary has actual exposure (other than those in respect of Equity Interests of the Borrower or any of its Subsidiaries); (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Subsidiary; and (c) Swap Agreements entered into by the Borrower or any Regulated Insurance Company from time to time in connection with the Borrower’s or such Regulated Insurance Company’s investment portfolio and in accordance with the Investment Policy of the Borrower or such Regulated Insurance Company, as applicable. SECTION 6.07 Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or

67 otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Borrower and its wholly owned Subsidiaries not involving any other Affiliate and (c) any Restricted Payment permitted by Section 6.08. SECTION 6.08 Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Borrower may declare and pay dividends with respect to its Equity Interests as payable solely in additional shares of its common stock, (b) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans, stock-based compensation plans or other benefit plans approved by the Borrower’s shareholders, (d) the Borrower may repurchase shares of the Borrower’s common stock in accordance with a share purchase plan approved by the Borrower’s board of directors and filed with the Securities and Exchange Commission so long as no Default or Event of Default has occurred and is continuing prior to making such Restricted Payment or would arise after giving effect (including giving effect on a pro forma basis) thereto and the aggregate amount of all such Restricted Payments during the term of this Agreement does not exceed $20,000,000 and (e) the Borrower and its Subsidiaries may make any other Restricted Payment so long as no Default or Event of Default has occurred and is continuing prior to making such Restricted Payment or would arise after giving effect (including giving effect on a pro forma basis) thereto and the aggregate amount of all such Restricted Payments during the term of this Agreement does not exceed $35,000,000. SECTION 6.09 Restrictive Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to holders of its Equity Interests or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law, rule or regulation (including any Applicable Insurance Regulatory Authority) or by any Loan Document, (ii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale; provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iii) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (iv) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof and (v) the foregoing shall not apply to restrictions or conditions set forth in any agreement governing Indebtedness permitted by Section 6.01; provided that such restrictions and conditions are no more restrictive, taken as a whole, than the comparable restrictions and conditions set forth in this Agreement as determined in the good faith judgment of the board of directors of the Borrower. SECTION 6.10 Subordinated Indebtedness and Amendments to Subordinated Indebtedness Documents. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Subordinated Indebtedness or any Indebtedness from time to time outstanding under the Subordinated Indebtedness Documents. Furthermore, the Borrower will not, and will not permit any Subsidiary to, amend the Subordinated Indebtedness Documents or any document, agreement or instrument evidencing any Indebtedness incurred pursuant to the Subordinated Indebtedness Documents (or any replacements, substitutions, extensions or renewals thereof) or pursuant to which such

68 Indebtedness is issued where such amendment, modification or supplement provides for the following or which has any of the following effects: (a) increases the overall principal amount of any such Indebtedness or increases the amount of any single scheduled installment of principal or interest; (b) shortens or accelerates the date upon which any installment of principal or interest becomes due or adds any additional mandatory redemption provisions; (c) shortens the final maturity date of such Indebtedness or otherwise accelerates the amortization schedule with respect to such Indebtedness; (d) increases the rate of interest accruing on such Indebtedness; (e) provides for the payment of additional fees or increases existing fees; (f) amends or modifies any financial or negative covenant (or covenant which prohibits or restricts the Borrower or any Subsidiary from taking certain actions) in a manner which is more onerous or more restrictive in any material respect to the Borrower or such Subsidiary or which is otherwise materially adverse to the Borrower, any Subsidiary and/or the Lenders or, in the case of any such covenant, which places material additional restrictions on the Borrower or such Subsidiary or which requires the Borrower or such Subsidiary to comply with more restrictive financial ratios or which requires the Borrower to better its financial performance, in each case from that set forth in the existing applicable covenants in the Subordinated Indebtedness Documents or the applicable covenants in this Agreement; or (g) amends, modifies or adds any affirmative covenant in a manner which (i) when taken as a whole, is materially adverse to the Borrower, any Subsidiary and/or the Lenders or (ii) is more onerous than the existing applicable covenant in the Subordinated Indebtedness Documents or the applicable covenant in this Agreement. SECTION 6.11 Sale and Leaseback Transactions. The Borrower will not, nor will it permit any Subsidiary to, enter into any Sale and Leaseback Transaction, other than Sale and Leaseback Transactions in respect of which the net cash proceeds received in connection therewith does not exceed $5,000,000 in the aggregate during any fiscal year of the Borrower, determined on a consolidated basis for the Borrower and its Subsidiaries. SECTION 6.12 Capital Expenditures. The Borrower will not, nor will it permit any Subsidiary to, expend, or be committed to expend, in excess of $25,000,000 (in the aggregate) for Consolidated Capital Expenditures during any fiscal year of the Borrower (excluding Consolidated Capital Expenditures that are eliminated in the Borrower’s consolidated financial statements). SECTION 6.13 Financial Covenants. (a) Total Debt to Total Capitalization. The Borrower will not permit Total Debt at any time to exceed 30% of Total Capitalization. (b) Consolidated Net Worth. The Borrower will not permit the Consolidated Net Worth at any time to be less than $333,000,000.00. (c) Risk-Based Capital. The Borrower will not permit “total adjusted capital” (within the meaning of the Insurance Model Act as of the Effective Date) of any existing or future Regulated

69 Insurance Company (and each of their successors and assigns), to be less than 250.0% of the applicable “Authorized Control Level RBC” (within the meaning of the Insurance Model Act) as determined as of the end of each fiscal year of the Borrower, commencing with the fiscal year of the Borrower ending December 31, 2024. SECTION 6.14 Minimum Rating. The Borrower will not permit or suffer the applicable rating of each Regulated Insurance Company to be less than the Required Rating. ARTICLE VII Events of Default SECTION 7.01 Events of Default. If any of the following events (“Events of Default”) shall occur: (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 7.01(a)) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days; (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been incorrect in any material respect when made or deemed made; (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.03 (with respect to the Borrower’s existence) or 5.08 or in Article VI; (e) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 7.01(a), (b) or (d)) or any other Loan Document, and such failure shall continue unremedied for a period of thirty (30) days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender); (f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable; (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

70 (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; (i) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 7.01(h), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; (j) the Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; (k) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 (to the extent not covered by independent third-party insurance or reinsurance, has been notified of the potential claim and does not dispute coverage) shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of sixty (60) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment; (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (m) a Change in Control shall occur; (n) the occurrence of any “default”, as defined in any Loan Document (other than this Agreement) or the breach of any of the terms or provisions of any Loan Document (other than this Agreement), which default or breach continues beyond any period of grace therein provided; (o) any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all Obligations, ceases to be in full force and effect; or the Borrower or any other Person contests in writing the validity or enforceability of any provision of any Loan Document; or the Borrower denies in writing that it has any or further liability or obligation under any Loan Document, or purports in writing to revoke, terminate or rescind any Loan Document; or (p) any one or more Insurance Licenses of the Borrower or any of its Regulated Insurance Companies shall be suspended, limited or terminated or shall not be renewed, or any other action shall be taken by any Governmental Authority, and such suspension, limitation, termination, non-renewal or action, either individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect.

71 SECTION 7.02 Remedies Upon an Event of Default. If an Event of Default occurs (other than an event with respect to the Borrower described in Section 7.01(h) or 7.01(i)), and at any time thereafter during the continuance of such Event of Default, the Administrative Agent may with the consent of the Required Lenders, and shall at the request of the Required Lenders, by notice to the Borrower, take any or all of the following actions, at the same or different times: (a) terminate the Commitments, and thereupon the Commitments shall terminate immediately; (b) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations accrued hereunder and under any other Loan Document, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and the other Loan Parties; (c) require that the Borrower provide cash collateral as required in Section 2.06(j); and (d) exercise on behalf of itself, the Lenders and the Issuing Bank all rights and remedies available to it, the Lenders and the Issuing Bank under the Loan Documents and applicable law. If an Event of Default described in Section 7.01(h) or 7.01(i) occurs with respect to the Borrower, the Commitments shall automatically terminate and the principal of the Loans then outstanding and cash collateral for the LC Exposure, together with accrued interest thereon and all fees and other Obligations accrued hereunder and under any other Loan Document, shall automatically become due and payable, and the obligation of the Borrower to cash collateralize the LC Exposure as provided in clause (c) above shall automatically become effective, in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. ARTICLE VIII The Administrative Agent SECTION 8.01 Authorization and Action. (a) Each Lender and the Issuing Bank hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent under the Loan Documents and each Lender and the Issuing Bank authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each Lender and the Issuing Bank hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents. (b) As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan

72 Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and the Issuing Bank; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders and the Issuing Bank with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (c) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuing Bank (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. The motivations of the Administrative Agent are commercial in nature and not to invest in the general performance or operations of the Borrower. Without limiting the generality of the foregoing: (i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, the Issuing Bank or any other holder of Obligations other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby; and (ii) nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account. (d) The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any

73 sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. (e) The Arranger shall have no obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity but shall have the benefit of the indemnities provided for hereunder. (f) In case of the pendency of any proceeding with respect to the Borrower under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any reimbursement obligation in respect of any LC Disbursement shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Disbursements and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Bank and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.17 and 9.03) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender, the Issuing Bank and each other holder of Obligations to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Issuing Bank or the other holders of Obligations, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or the Issuing Bank in any such proceeding. (g) The provisions of this Article VIII are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Bank, and, except solely to the extent of the Borrower’s rights to consent pursuant to and subject to the conditions set forth in this Article VIII, none of the Borrower or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each holder of the Obligations, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Guarantees of the Obligations provided under the Loan Documents, to have agreed to the provisions of this Article VIII. SECTION 8.02 Administrative Agent’s Reliance, Limitation of Liability, Etc. (a) Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by such party, the Administrative Agent or any of its Related Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the

74 circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of the Borrower to perform its obligations hereunder or thereunder. (b) The Administrative Agent shall be deemed not to have knowledge of any (i) notice of any of the events or circumstances set forth or described in Section 5.02 unless and until written notice thereof stating that it is a “notice under Section 5.02” in respect of this Agreement and identifying the specific clause under said Section is given to the Administrative Agent by the Borrower or (ii) notice of any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of Default” or a “notice of an Event of Default”) is given to the Administrative Agent by the Borrower, a Lender or the Issuing Bank. Further, the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default or Event of Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent. Notwithstanding anything herein to the contrary, the Administrative Agent shall not be liable for, or be responsible for any Liabilities, costs or expenses suffered by the Borrower, any Subsidiary, any Lender or the Issuing Bank as a result of, any determination of the Revolving Credit Exposure, any of the component amounts thereof or any portion thereof attributable to each Lender or the Issuing Bank or any Dollar amount thereof. (c) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 9.04, (ii) may rely on the Register to the extent set forth in Section 9.04(b), (iii) may consult with legal counsel (including counsel to the Borrower), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or the Issuing Bank and shall not be responsible to any Lender or the Issuing Bank for any statements, warranties or representations made by or on behalf of the Borrower in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Bank, may presume that such condition is satisfactory to such Lender or the Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Bank sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed

75 or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). SECTION 8.03 Posting of Communications. (a) The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Bank by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”). (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, the Issuing Bank and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, the Issuing Bank and the Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution. (c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, THE ARRANGER OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO THE BORROWER, ANY LENDER, THE ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM. (d) Each Lender and the Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender and the Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or the Issuing Bank’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address.

76 (e) Each of the Lenders, the Issuing Bank and the Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (f) Nothing herein shall prejudice the right of the Administrative Agent, any Lender or the Issuing Bank to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. SECTION 8.04 The Administrative Agent Individually. With respect to its Commitment, Loans and Letters of Credit, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or Issuing Bank, as the case may be. The terms “Issuing Bank”, “Lenders”, “Required Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, the Issuing Bank or as one of the Required Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, the Borrower, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Bank. SECTION 8.05 Successor Administrative Agent. (a) The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders, the Issuing Bank and the Borrower, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Borrower (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. (b) Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Bank and the Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of

77 any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender and the Issuing Bank. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article VIII and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. SECTION 8.06 Acknowledgements of Lenders and Issuing Bank. (a) Each Lender and the Issuing Bank represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) in participating as a Lender, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or the Issuing Bank, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Borrower, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender and the Issuing Bank agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities laws), (iii) it has, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender or the Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or the Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender and the Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender or the Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. (b) Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date. (c) (i) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one (1) Business Day thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative

78 Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 8.06(c) shall be conclusive, absent manifest error. (ii) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one (1) Business Day thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing) return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (iii) The Borrower hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower. (iv) Each party’s obligations under this Section 8.06(c) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document. SECTION 8.07 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true:

79 (i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub- sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and the Arranger or any of their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that none of the Administrative Agent, or the Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). (a) The Administrative Agent and the Arranger hereby informs the Lenders that each such Person is not undertaking to provide investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent fees or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees,

80 fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. SECTION 8.08 Borrower Communications. (a) The Administrative Agent, the Lenders and the Issuing Bank agree that the Borrower may, but shall not be obligated to, make any Borrower Communications to the Administrative Agent through an electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Borrower Portal”). (b) Although the Approved Borrower Portal and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system), each of the Lenders, the Issuing Bank and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of the Borrower that are added to the Approved Borrower Portal, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, the Issuing Bank and the Borrower hereby approves distribution of Borrower Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution. (c) THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER COMMUNICATION, OR THE ADEQUACY OF THE APPROVED BORROWER PORTAL AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED BORROWER PORTAL AND THE BORROWER COMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE BORROWER COMMUNICATIONS OR THE APPROVED BORROWER PORTAL. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY ARRANGER OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S TRANSMISSION OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED BORROWER PORTAL. (d) Each of the Lenders, the Issuing Bank and the Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Borrower Communications on the Approved Borrower Portal in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (e) Nothing herein shall prejudice the right of the Borrower to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. ARTICLE IX Miscellaneous

81 SECTION 9.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or e-mail, as follows: (i) if to the Borrower, to it at Universal Insurance Holdings, Inc., 1110 W. Commercial Blvd., Fort Lauderdale, Florida 33309, Attention of Lena Chapman, Senior Director Treasury Operations (Telecopy No. (954)598-7270; Telephone No. (954)958-1200 ext: 6004; Email: Lr04c07@universalproperty.com); (ii) if to the Administrative Agent from the Borrower, at the address, telecopy and email separately provided by the Administrative Agent to the Borrower for such purpose; (iii) if to the Administrative Agent from the Lenders, to JPMorgan Chase Bank, N.A., 10 S Dearborn, Chicago, IL, 60603, Floor 9, Mail Code IL - 1 0364, Attention of Milena Kolev (email: milena.m.kolev@jpmorgan.com); (iv) if to JPMorgan Chase Bank, N.A. in its capacity as an Issuing Bank, to it at the address, facsimile and email separately provided by the Administrative Agent to the Borrower for such purpose; (v) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through Approved Electronic Platforms or Approved Borrower Portals, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Notices and other communications to the Borrower, the Lenders, the Administrative Agent and the Issuing Bank hereunder may be delivered or furnished by using Approved Electronic Platforms or Approved Borrower Portals (as applicable), in each case, pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. (c) Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

82 (d) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. SECTION 9.02 Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. (b) Except as provided in Section 2.14(b) and Section 2.14(c), neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby, (iv) change Section 2.09(c) or Section 2.18(b) or (d) in a manner that would alter the ratable reduction of Commitments or the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change the payment waterfall provisions of Section 2.21(b) without the written consent of each Lender or (vi) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Bank hereunder without the prior written consent of the Administrative Agent or the Issuing Bank (it being understood that any change to Section 2.21 shall require the consent of the Administrative Agent and the Issuing Bank); and provided further that no such agreement shall amend or modify the provisions of Section 2.06 without the prior written consent of the Administrative Agent and the Issuing Bank. Notwithstanding the foregoing, no consent with respect to any amendment, waiver or other modification of this Agreement shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (i), (ii) or (iii) of the first proviso of this paragraph and then only in the event such Defaulting Lender shall be directly affected by such amendment, waiver or other modification. (c) Notwithstanding the foregoing, this Agreement and any other Loan Document may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (x) to add one or more credit facilities (in addition to the Incremental Term Loans pursuant to an Incremental Term Loan Amendment) to this Agreement and to permit extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Revolving Loans, Incremental

83 Term Loans and the accrued interest and fees in respect thereof and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and Lenders. (d) If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender directly affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but not obtained being referred to herein as a “Non-Consenting Lender”), then the Borrower may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrower and the Administrative Agent shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04, (ii) the Borrower shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.16 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender and (iii) such Non-Consenting Lender shall have received the outstanding principal amount of its Loans and participations in LC Disbursements. Each party hereto agrees that (i) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto. (e) Notwithstanding anything herein to the contrary, as to any amendment or amendment and restatement otherwise approved in accordance with this Section, it shall not be necessary to obtain the consent or approval of any Lender that, upon giving effect to such amendment or amendment and restatement, would have no Commitment or outstanding Loans so long as such Lender receives payment in full of the principal of and interest accrued on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement and the other Loan Documents at the time such amendment, amendment and restatement or other modification becomes effective. (f) Notwithstanding anything to the contrary herein, if the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document, then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement. SECTION 9.03 Expenses; Limitation of Liability; Indemnity, Etc. (a) Expenses. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and

84 disbursements of counsel for the Administrative Agent, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as SyndTrak or Intralinks) of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of- pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement, collection or protection of its rights in connection with this Agreement and any other Loan Document, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Limitation of Liability. To the extent permitted by applicable law (i) the Borrower shall not assert, and the Borrower hereby waives, any claim against the Administrative Agent, the Arranger, the Issuing Bank and any Lender, and any Related Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”) for any Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet, any Approved Electronic Platform and any Approved Borrower Portal), and (ii) no party hereto shall assert, and each such party hereby waives, any Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this Section 9.03(b) shall relieve the Borrower of any obligation it may have to indemnify an Indemnitee, as provided in Section 9.03(c), against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. (c) Indemnity. The Borrower shall indemnify the Administrative Agent, the Arranger, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all Liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, (ii) the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (iii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iv) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (v) any actual or prospective Proceeding relating to any of the foregoing, whether or not such Proceeding is brought by the Borrower or its equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such Liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the gross negligence or willful misconduct of such Indemnitee. This Section 9.03(c) shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim.

85 (d) Lender Reimbursement. Each Lender severally agrees to pay any amount required to be paid by the Borrower under paragraph (a), (b) or (c) of this Section 9.03 to the Administrative Agent and the Issuing Bank, and each Related Party of any of the foregoing Persons (each, an “Agent-Related Person”) (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Applicable Percentage in effect on the date on which such payment is sought under this Section (or, if such payment is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Applicable Percentage immediately prior to such date), and agrees to indemnify and hold each Agent- Related Person harmless from and against any and all Liabilities and related expenses, including the fees, charges and disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent-Related Person in any way relating to or arising out of the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent-Related Person under or in connection with any of the foregoing; provided that the unreimbursed expense or Liability or related expense, as the case may be, was incurred by or asserted against such Agent-Related Person in its capacity as such; provided further that no Lender shall be liable for the payment of any portion of such Liabilities, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted primarily from such Agent-Related Person’s gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (e) Payments. All amounts due under this Section 9.03 shall be payable not later than fifteen (15) days after written demand therefor. SECTION 9.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, participations in Letters of Credit and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) of: (A) the Borrower (provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof); provided, further, that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee;

86 (B) the Administrative Agent; and (C) the Issuing Bank. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans; (C) the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500; and (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Affiliates and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including federal and state securities laws. For the purposes of this Section 9.04(b), the terms “Approved Fund” and “Ineligible Institution” have the following meanings: “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Ineligible Institution” means (a) a natural person, (b) a Defaulting Lender or its Lender Parent, (c) the Borrower, any of its Subsidiaries or any of its Affiliates, or (d) a company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such

87 Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.06(d) or (e), 2.07(b), 2.18(e) or 9.03(d), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (c) Any Lender may, without the consent of, or notice to, the Borrower, the Administrative Agent or the Issuing Bank, sell participations to one or more banks or other entities (a “Participant”), other than an Ineligible Institution, in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged; (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (C) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under

88 Section 2.17(f) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 2.15 or 2.17, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.19(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.18(d) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or Section 1.163-5(b) of the Proposed United States Treasury Regulations (or, in each case, any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 9.05 Survival. All covenants, agreements, representations and warranties made by the Borrower in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof.

89 SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the other Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) agrees that the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower

90 to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. SECTION 9.07 Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Bank, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other obligations at any time owing, by such Lender, the Issuing Bank or any such Affiliate, to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or the Issuing Bank or their respective Affiliates, irrespective of whether or not such Lender, the Issuing Bank or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender or the Issuing Bank different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so setoff shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.21 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Bank, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Bank or their respective Affiliates may have. Each Lender and the Issuing Bank agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN ANY SUCH OTHER LOAN DOCUMENT) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. (b) Each of the Lenders and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Loan Document, any claims brought against the Administrative Agent by any Lender relating to this Agreement, any other Loan Document or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of New York. (c) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, or for recognition or enforcement of any judgment,

91 and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such Federal (to the extent permitted by law) or New York State court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law shall (i) affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction, (ii) waive any statutory, regulatory, common law, or other rule, doctrine, legal restriction, provision or the like providing for the treatment of bank branches, bank agencies, or other bank offices as if they were separate juridical entities for certain purposes, including Uniform Commercial Code Sections 4-106, 4-A-105(1)(b), and 5-116(b), UCP 600 Article 3 and ISP98 Rule 2.02, and URDG 758 Article 3(a), or (iii) affect which courts have or do not have personal jurisdiction over the issuing bank or beneficiary of any Letter of Credit or any advising bank, nominated bank or assignee of proceeds thereunder or proper venue with respect to any litigation arising out of or relating to such Letter of Credit with, or affecting the rights of, any Person not a party to this Agreement, whether or not such Letter of Credit contains its own jurisdiction submission clause. (d) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (c) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (e) Each of the parties hereto hereby irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.12 Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ and its and their respective directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such

92 Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (1) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (2) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) on a confidential basis to (1) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided for herein or (2) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of identification numbers with respect to the credit facilities provided for herein, (h) with the consent of the Borrower or (i) to the extent such Information (1) becomes publicly available other than as a result of a breach of this Section or (2) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN THE IMMEDIATELY PRECEDING PARAGRAPH FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER, THE OTHER LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW. For the avoidance of doubt, nothing in this Section 9.12 shall prohibit any Person from voluntarily disclosing or providing any Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the

93 extent that any such prohibition on disclosure set forth in this Section 9.12 shall be prohibited by the laws or regulations applicable to such Regulatory Authority. SECTION 9.13 USA PATRIOT Act. Each Lender that is subject to the requirements of the Patriot Act and the requirements of the Beneficial Ownership Regulation hereby notifies the Borrower that, pursuant to the requirements of the Patriot Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name, address and tax identification number of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act and the Beneficial Ownership Regulation and other applicable “know your customer” and anti-money laundering rules and regulations. SECTION 9.14 [Reserved]. SECTION 9.15 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by such Lender. SECTION 9.16 No Fiduciary Duty, etc. (a) The Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to the Borrower with respect to the Loan Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, the Borrower or any other person. The Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, the Borrower acknowledges and agrees that no Credit Party is advising the Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. The Borrower shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated herein or in the other Loan Documents, and the Credit Parties shall have no responsibility or liability to the Borrower with respect thereto. (b) The Borrower further acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party, together with its Affiliates, in addition to providing or participating in commercial lending facilities such as that provided hereunder, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrower, its Subsidiaries and other companies with which the Borrower or any of its Subsidiaries may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and

94 financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion. (c) In addition, the Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party and its Affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Borrower or any of its Subsidiaries may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from the Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Borrower in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. The Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to the Borrower or any of its Subsidiaries, confidential information obtained from other companies. SECTION 9.17 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 9.18 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

95 In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. SECTION 9.19 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under applicable law). [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written. UNNERSAL INSURANCE HOLDINGS, INC. as the Borrower JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Issuing Bank and as Administrative Agent By _______________ _.;.... Name: Title: Signature Page to Credit Agreement Universal Insurance Holdings, Inc.

Signature Page to Credit Agreement Universal Insurance Holdings, Inc. JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Issuing Bank and as Administrative Agent By Name: Milena Kolev Title: Executive Director

SCHEDULE 2.01 COMMITMENTS LENDER COMMITMENT JPMORGAN CHASE BANK, N.A. $50,000,000 AGGREGATE COMMITMENT $50,000,000

Schedule 3.01 The attached organizational chart identifies the Borrower and its Subsidiaries. In each instance, the depicted ownership interest is 100%. The Borrower is a Delaware corporation. The remaining entities named in the chart are organized under the laws of Florida. Certain directors, officers or employees of the Borrower or its Subsidiaries have rights or opportunities to acquire shares of the Borrower’s capital stock pursuant to the Borrower’s 2021 Omnibus Stock Incentive Plan as described in the Borrower’s most recent Form 14A on file with the Securities and Exchange Commission (“SEC”) or predecessor plans as referenced in the Borrower’s prior Forms 14A on file with the SEC.

ANNUAL STATEMENT FOR THE YEAR 2022 OF THE Universal Property & Casualty Insurance Company SCHEDULE Y - INFORMATION CONCERNING ACTIVITIES OF INSURER MEMBERS OF A HOLDING COMPANY GROUP PART 1 - ORGANIZATIONAL CHART 9 6

ANNUAL STATEMENT FOR THE YEAR 2022 OF THE Universal Property & Casualty Insurance Company 9 6 .1

Schedule 6.01 On November 23, 2021, the Borrower entered into Note Purchase Agreements with certain institutional accredited investors and qualified institutional buyers as further described in a Form 8-K dated November 23, 2021, and filed by the Borrower with the Securities and Exchange Commission (copy attached). The Borrower is party to a Participation Agreement (“Participation Agreement”) by and between the Borrower and Isosceles Insurance Ltd. acting in respect of Separate Account UVE-01 (the “Separate Account”). Pursuant to the Participation Agreement, the Borrower undertakes to fund any insurance or reinsurance business written by the Separate Account. The Borrower holds a 100% interest in the Separate Account, and any underwriting profits or losses in the Separate Account inure to the Borrower. For the reinsurance contract year June 1, 2023, through May 31, 2024, the Separate Account provided certain reinsurance (the “Reinsurance”) to Universal Property & Casualty Insurance Company and American Platinum Property and Casualty Insurance Company, each a Subsidiary of the Borrower (together the “Insurers”). The Reinsurance limit was fully collateralized through a combination of capital contributed to the Separate Account by the Borrower and Reinsurance premiums paid to the account by the Insurers.

UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549 FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): November 23, 2021 Universal Insurance Holdings, Inc. (Exact name of registrant as specified in its charter) Delaware 001-33251 65-0231984 (State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification No.) 1110 W. Commercial Blvd., Fort Lauderdale, Florida 33309 (Address of Principal Executive Offices) (Zip Code) Registrant’s telephone number, including area code: (954) 958-1200 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act: Title of each class Trading Symbol(s) Name of each exchange on which registered Common Stock, $0.01 Par Value UVE New York Stock Exchange Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐ Schedule 6.01

Item 1.01. Entry into a Material Definitive Agreement. On November 23, 2021, Universal Insurance Holdings, Inc. (the “Company”) entered into Note Purchase Agreements (the “Purchase Agreements”) with certain institutional accredited investors and qualified institutional buyers (collectively, the “Purchasers”) pursuant to which the Company issued and sold $100 million of 5.625% Senior Unsecured Notes due 2026 (the “Notes”). The Purchase Agreements contain certain customary representations, warranties and covenants made by the Company, on the one hand, and the Purchasers, severally and not jointly, on the other hand. The Company intends to use the net proceeds from the Private Placement for general corporate purposes, including growth capital. The Notes were offered and sold by the Company in a private placement transaction in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder. On November 23, 2021, in connection with the issuance and sale of the Notes, the Company entered into Registration Rights Agreements (the “Registration Rights Agreements”) with the Purchasers. Under the terms of the Registration Rights Agreements, the Company has agreed to take certain actions to provide for the exchange of the Notes for notes that are registered under the Securities Act and have substantially the same terms as the Notes (the “Exchange Offer”). Under certain circumstances, if the Company fails to meet its obligations under the Registration Rights Agreements, it would be required to pay additional interest to the holders of the Notes. On November 23, 2021, the Company entered into an indenture, relating to the issuance of the Notes (the “Indenture”), by and between the Company and Issuer and UMB Bank National Association, as trustee. The Notes are not subject to any sinking fund and are not convertible into or exchangeable, other than pursuant to the Exchange Offer, for any other securities or assets of the Company or any of its subsidiaries. The Notes are not subject to redemption at the option of the holder. On or after November 30, 2023, the Company may redeem all or part of the Notes at redemption prices (expressed as percentages of the principal amount) equal to (i) 102.81250% for the twelve-month period beginning on November 30, 2023; (ii) 101.40625% for the twelve-month period beginning on November 30, 2024 and (iii) 100.000% at any time thereafter, plus accrued and unpaid interest up to, but not including, the redemption date. The Notes bear interest at a rate of 5.625% per annum, subject to adjustment from time to time in the event of a downgrade or subsequent upgrade of the rating assigned to the Notes. Interest on the Notes will be payable by the Company on May 30 and November 30 of each year, beginning on May 30, 2022. The Notes mature on November 30, 2026. The Indenture contains certain financial covenants, including: • the Company shall maintain cash on hand at least equal to the next twelve months of interest payments on the Notes so long as the Notes remain outstanding; • the Company must maintain Total Consolidated Indebtedness to Total Consolidated GAAP Capitalization (as these terms are defined in the Indenture) less than or equal to 40%, as of the end of each calendar quarter; • other than existing secured indebtedness of the Company or any of its subsidiaries, the Company will not incur or permit to exist any mortgage, pledge, encumbrance or lien or charge securing indebtedness on any property or asset of the Company or any of its subsidiaries in excess of 20% of the Total Consolidated Indebtedness of the Company, when combined with any existing secured indebtedness of the Company or any of its subsidiaries; and • the Company will use reasonable best efforts to maintain a rating of the Notes from Egan-Jones Ratings Company or any other “nationally recognized statistical rating organization” as defined under the Securities Act. The Indenture contains events of default, the occurrence of which may result in the acceleration of the Company’s obligations under the Notes in certain circumstances. Upon an event of default and for as long as such event of default remains outstanding, the Company will not declare or pay any cash dividends to its stockholders. 2 Schedule 6.01

The Notes are unsecured senior obligations of the Company, are not obligations of, and are not guaranteed by, any subsidiary of the Company. The form of the Note Purchase Agreements and the Registration Rights Agreements are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and the description of the material terms of the Note Purchase Agreements and the Registration Rights Agreements, respectively, are qualified in their entirety by reference to such exhibits, which are incorporated herein by reference. The Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and the description of the material terms of the Indenture is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference. Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant. The information set forth in Item 1.01 above is incorporated herein by reference. Item 7.01 Regulation FD Disclosure On November 23, 2021, the Company issued a press release announcing the completion of the private placement of the Notes, a copy of which is furnished herewith as Exhibit 99.1 to this Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Form 8-K, including Exhibit 99.1 furnished herewith, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act, except as shall be expressly set forth by specific reference in such filing or document. Item 9.01 Financial Statements and Exhibits (d) Exhibits: Exhibit Number D e s c r i p t i o n 4.1 Indenture, dated November 23, 2021 4.2 Form of 5.625% Senior Unsecured Notes due 2026 (included in Exhibit 4.1) 10.1 Form of Note Purchase Agreement, dated November 23, 2021 10.2 Form of Registration Rights Agreement, dated November 23, 2021 99.1 Press Release dated November 23, 2021. 104 The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101). Schedule 6.01

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Date: November 23, 2021 UNIVERSAL INSURANCE HOLDINGS, INC. By: /s/ Stephen J. Donaghy Name: Stephen J. Donaghy Title: Chief Executive Officer Schedule 6.01

Exhibit 4.1 Universal Insurance Holdings, Inc. As Issuer, and UMB Bank National Association As Trustee INDENTURE Dated as of November 23, 2021 5.625% Senior Unsecured Notes due 2026 Schedule 6.01

TABLE OF CONTENTS ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE 1 Section 1.01 Definitions 1 Section 1.02 Compliance Certificates and Opinions 5 Section 1.03 Form of Documents Delivered to Trustee 5 Section 1.04 Acts of Holders 6 Section 1.05 Required Notices or Demands 7 Section 1.06 Language of Notices 7 Section 1.07 Incorporation by Reference of Trust Indenture Act; Conflicts 7 Section 1.08 Effect of Headings and Table of Contents 8 Section 1.09 Successors and Assigns 8 Section 1.10 Severability 8 Section 1.11 Entire Agreement 8 Section 1.12 Benefits of Indenture 8 Section 1.13 Governing Law 8 Section 1.14 Legal Holidays 8 Section 1.15 Counterparts; Electronic Transmission 8 Section 1.16 Immunity of Certain Persons 9 Section 1.17 Waiver of Jury Trial 9 Section 1.18 Force Majeure 9 Section 1.19 USA Patriot Act 9 Section 1.20 No Sinking Fund 9 Section 1.21 Rules of Construction 9 ARTICLE II THE NOTES 10 Section 2.01 Forms Generally 10 Section 2.02 Definitive Notes 10 Section 2.03 Global Notes 10 Section 2.04 Restricted Notes 10 Section 2.05 Execution and Authentication 10 Section 2.06 Registrar and Paying Agent 11 Section 2.07 Registration of Transfer and Exchange 11 Section 2.08 Exchange Offer 13 Section 2.09 Mutilated, Destroyed, Lost and Stolen Notes 13 Section 2.10 Payment of Interest; Rights to Interest Preserved 14 Section 2.11 Persons Deemed Owners 15 Section 2.12 Cancellation 15 Section 2.13 Computation of Interest 15 Section 2.14 Interest Rate Adjustment 15 Section 2.15 CUSIP Numbers 16 ARTICLE III SATISFACTION AND DISCHARGE OF INDENTURE 16 Section 3.01 Satisfaction and Discharge 16 Section 3.02 Defeasance and Covenant Defeasance 16 Section 3.03 Application of Trust Money 18 Section 3.04 Reinstatement 18 ARTICLE IV REMEDIES 18 Section 4.01 Events of Default; Acceleration 18 Section 4.02 Failure to Make Payments 19 Section 4.03 Trustee May File Proofs of Claim 20 Section 4.04 Trustee May Enforce Claims Without Possession of Notes 20 Section 4.05 Application of Money Collected 20 Section 4.06 Limitation on Suits 20 Section 4.07 Unconditional Right of Holders to Payments 21 Section 4.08 Restoration of Rights and Remedies 21 Section 4.09 Rights and Remedies Cumulative 21 Section 4.10 Delay or Omission Not Waiver 21 Section 4.11 Control by Holders 21 Section 4.12 Waiver of Past Defaults 22 Section 4.13 Undertaking for Costs 22 Schedule 6.01

ARTICLE V THE TRUSTEE 22 Section 5.01 Duties of Trustee 22 Section 5.02 Certain Rights of Trustee 23 Section 5.03 Notice of Defaults 24 Section 5.04 Not Responsible for Recitals or Issuance of Notes 24 Section 5.05 May Hold Notes 24 Section 5.06 Money Held in Trust 24 Section 5.07 Compensation and Reimbursement 24 Section 5.08 Corporate Trustee Required; Eligibility 25 Section 5.09 Resignation and Removal; Appointment of Successor 25 Section 5.10 Acceptance of Appointment by Successor 26 Section 5.11 Merger, Conversion, Consolidation or Succession to Business 27 Section 5.12 Appointment of Authenticating Agent 27 Section 5.13 Preferred Collection of Claims against Company 28 ARTICLE VI HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY 28 Section 6.01 Holder Lists 28 Section 6.02 Preservation of Information; Communications to Holders 28 Section 6.03 Reports by Trustee 28 Section 6.04 Reports by Company 28 ARTICLE VII SUCCESSORS 29 Section 7.01 Merger, Consolidation or Sale of All or Substantially All Assets 29 Section 7.02 Successor Person Substituted for Company 30 ARTICLE VIII SUPPLEMENTAL INDENTURES 30 Section 8.01 Supplemental Indentures without Consent of Holders 30 Section 8.02 Supplemental Indentures with Consent of Holders 30 Section 8.03 Execution of Supplemental Indentures 31 Section 8.04 Effect of Supplemental Indentures 31 Section 8.05 Reference in Notes to Supplemental Indentures 31 Section 8.06 Conformity with Trust Indenture Act 31 ARTICLE IX COVENANTS 31 Section 9.01 Payment of Principal and Interest 31 Section 9.02 Maintenance of Office 32 Section 9.03 Money for Notes Payments to Be Held in Trust 32 Section 9.04 Financial Covenants 33 Section 9.05 Waiver of Certain Covenants 33 Section 9.06 Company Statement as to Compliance 33 ARTICLE X REDEMPTION OF SECURITIES 33 Section 10.01 Applicability of Article 33 Section 10.02 Election to Redeem; Notice to Trustee 34 Section 10.03 Selection by Trustee of Notes to be Redeemed 34 Section 10.04 Notice of Redemption 34 Section 10.05 Deposit of Redemption Price 35 Section 10.06 Notes Payable on Redemption Date 35 Section 10.07 Notes Redeemed in Part 35 ii Schedule 6.01

CROSS-REFERENCE TABLE Trust Indenture Act Section Indenture Section §310 (a)(1) Section 5.08 (a)(2) Section 5.08 (a)(5) Section 5.08 (b) Section 5.08, Section 5.09 §311 (a) Section 5.05 (b) Section 5.05 §312 (a) Section 6.01 (b) Section 6.02 (c) Section 6.02 §313 (a) Section 6.03 (b)(2) Section 6.03 (c) Section 6.03 (d) Section 6.03 §314 (a) Section 6.04 (a)(4) Section 9.06 (c)(1) Section 10.02 (c)(2) Section 10.02 (e) Section 10.02 §315 (a) Section 5.01, Section 5.02 (b) Section 5.03 (c) Section 5.01 (d) Section 5.01, Section 5.02 (e) Section 4.13 §316 (a) (last sentence) Section 1.01 (a)(1)(A) Section 4.02, Section 4.11 (a)(1)(B) Section 4.11, Section 4.12 (b) Section 4.07 (c) Section 1.04 §317 (a)(1) Section 4.02 (a)(2) Section 4.03 (b) Section 9.03 §318 (a) Section 1.07 (b) Section 1.07 (c) Section 1.07 Note: This Cross-Reference table will not, for any purpose, be deemed part of this Indenture. iii Schedule 6.01

This INDENTURE dated as of November 23, 2021 is between Universal Insurance Holdings, Inc., a Delaware corporation (the “Company”), and UMB Bank National Association, as trustee (the “Trustee”). RECITALS WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for an issue of $100,000,000 in aggregate principal amount of 5.625% Senior Unsecured Notes due 2026, subject to the terms and conditions set forth in this Indenture. NOW, THEREFORE, in order to declare the terms and conditions upon which the Notes are authenticated, issued and delivered, and in consideration of the premises, and of the purchase and acceptance of the Notes by the Holders thereof, the Company and the Trustee agree as follows for the benefit of each other and for the benefit of the respective Holders from time to time of the Notes. Article I DEFINITIONS AND INCORPORATION BY REFERENCE Section 1.01 Definitions. Except as otherwise expressly provided in this Indenture, or unless the context otherwise requires, the terms defined in this Section for all purposes of this Indenture, any Company Order, Company Request, any Board Resolution and any indenture supplemental hereto will have the respective meanings specified in this Section. “Act,” when used with respect to any Holders, is defined in Section 1.04. “Additional Interest” has the meaning set forth in the Registration Rights Agreement. “Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. “Applicable Procedures” means, with respect to any transfer or exchange of, or for beneficial interests in, any Global Note, the rules and procedures of the Depositary that apply to such transfer or exchange. “Authenticating Agent” means any Person authorized by the Trustee in accordance with Section 5.12 to act on behalf of the Trustee to authenticate Notes. “Authorized Newspaper” means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are not Business Days in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same place meeting the foregoing requirements, and in each case on any day that is a Business Day, in the place of publication. “Authorized Officer” means each of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President and the Chief Financial Officer of the Company. “Bankruptcy Laws” means Title 11, United States Code (11 U.S.C. §§101 et seq.), or any similar federal or state law for the relief of debtors. “Board of Directors” means, as to any Person, the board of directors, or similar governing body, of such Person or any duly authorized committee (or subcommittee) thereof. “Board Resolution” means one or more resolutions, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee. “Business Day” means any day other than a Saturday, Sunday or other day on which banking institutions in New York, New York or, with respect to any payment to be made hereunder, a Place of Payment are authorized or obligated by law, regulation or executive order to close. 1 Schedule 6.01

“Commission” means the U.S. Securities and Exchange Commission, as from time to time constituted, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time. “Common Stock” means any and all shares of the common stock, $0.01 per share par value, of the Company, whether outstanding on the date of this Indenture or issued thereafter, and includes, without limitation all series and classes of such common stock. “Company” is defined in the preamble to this Indenture. “Company Request” and “Company Order” mean, respectively, a written request or order, as the case may be, signed on behalf of the Company by an Authorized Officer and delivered to the Trustee. “Consolidated Indebtedness” means, as of any date, the indebtedness of the Company and its Subsidiaries for borrowed money determined on a consolidated basis in accordance with GAAP. Consolidated Indebtedness excludes operating lease liabilities. “Consolidated Indebtedness to GAAP Capitalization Ratio” means, as of any date, the ratio (expressed as a percentage) equal to Consolidated Indebtedness as of such date divided by the GAAP Consolidated Capitalization as of such date. “Corporate Trust Office” means the address of the Trustee specified in Section 1.05, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the designated address of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Company). “Covenant Defeasance” is defined in Section 3.02(3). “Defaulted Interest” is defined in Section 2.10. “Definitive Notes” means, individually and collectively, each Restricted Definitive Note and each Unrestricted Definitive Note, substantially in the form of Exhibit A-l hereto, issued under this Indenture. “Depositary” means, with respect to any Note issuable or issued in whole or in part in global form, the Person designated as depositary by the Company in accordance with this Indenture, and any and all successors thereto appointed as Depositary under this Indenture. “Dollars” or “$” means a dollar or other equivalent unit of legal tender for payment of public or private debts in the United States. “Event of Default” is defined in Section 4.01. “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute thereto. “Exchange Notes” means the Notes issued in the Exchange Offer in accordance with Section 2.08. “Exchange Offer” has the meaning set forth in the Registration Rights Agreement. “Exchange Offer Registration Statement” has the meaning set forth in the Registration Rights Agreement. “Federal Reserve” means the Board of Governors of the Federal Reserve System, or any successor regulatory authority with jurisdiction over bank holding companies. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, the statements and pronouncements of the Financial Accounting Standards Board and such other statements by such other entities (including the Commission) as have been accepted by a significant segment of the accounting profession, which are applicable at the date of this Indenture. “GAAP Consolidated Capitalization” means, as of any date, the total shareholders’ equity of the Company and its subsidiaries determined on a consolidated basis in accordance with GAAP plus Consolidated Indebtedness. “Global Notes” means, individually and collectively, each Restricted Global Note and each Unrestricted Global Note, substantially in the form of Exhibit A-2 hereto, issued under this Indenture. 2 Schedule 6.01

“Government Obligations” means securities which are direct obligations of the United States of America in each case where the payment or payments thereunder are supported by the full faith and credit of the United States of America. “Holder” means the Person in whose name the Note is registered in the Note Register. “Indenture” means this Indenture, as amended and supplemented from time to time in accordance with its terms. “Initial Notes” means the $100,000,000 in aggregate principal amount of the Company’s 5.625% Senior Unsecured Notes due 2026 issued under this Indenture on the date hereof. “Interest Payment Date” means May 30 and November 30 of each year, beginning May 30, 2022. “Interest Period” means each six-month period beginning on an Interest Payment Date for the period beginning on the original issue date of the Notes. “Legal Defeasance” is defined in Section 3.02(2). “Letter of Transmittal” means the letter of transmittal to be prepared by the Company and sent to all Holders for use by such Holders in connection with an Exchange Offer. “Maturity” or “Maturity Date” means the date on which the principal of a Note becomes due and payable as provided in or under this Indenture or such Note, whether at the Stated Maturity or by an acceleration of the maturity of such Note in accordance with the terms of such Note, upon redemption at the option of the Company, upon repurchase or repayment or otherwise, and includes a Redemption Date for such Note and a date fixed for the repurchase or repayment of such Note at the option of the Holder. “Note” or “Notes” means the Initial Notes and the Exchange Notes and, more particularly, any Note authenticated and delivered under this Indenture, including those Notes issued or authenticated upon transfer, replacement or exchange. “Note Register” is defined in Section 2.06. “Officer” means, with respect to any Person, the chairman of the board, the vice chairman of the board, the chief executive officer, the president, the chief operating officer, the chief financial officer, the treasurer, any assistant treasurer, the controller, the secretary or any vice president of such Person. “Officers’ Certificate” means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer or the principal accounting officer of the Company, that complies with the requirements of Section 1.02 and is delivered to the Trustee. “Opinion of Counsel” means a written opinion from legal counsel who is reasonably acceptable to the Trustee, which opinion meets the requirements of Section 1.02. The counsel may be an employee of or counsel to the Company or any Subsidiary of the Company. “Outstanding,” when used with respect to any Notes, means, as of the date of determination, all such Notes theretofore authenticated and delivered under this Indenture, except (1) any such Note theretofore cancelled by the Trustee or the Registrar or delivered to the Trustee or the Registrar for cancellation; (2) any such Note for whose payment at the Maturity thereof money in the necessary amount has been theretofore deposited in accordance with this Indenture (other than in accordance with Section 3.02) with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company will act as its own Paying Agent) for the Holders of such Notes, provided that, if such Notes are to be redeemed, notice of such redemption has been duly given in accordance with this Indenture or provision therefor satisfactory to the Trustee has been made; (3) any such Note with respect to which the Company has effected Legal Defeasance or Covenant Defeasance in accordance with Section 3.02, except to the extent provided in Section 3.02; and (4) any such Note that has been paid in accordance with Section 2.09 or in exchange for or in lieu of which other Notes have been authenticated and delivered under this Indenture, unless there will have been presented to the Trustee proof satisfactory to the Trustee that such Note is held by a bona fide purchaser in whose hands such Note is a valid obligation of the Company; provided, however, that in all cases, in determining whether the Holders of the requisite principal amount of Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any Affiliate of the Company will be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee will be protected in making any such determination or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Trustee actually knows to be so owned will be so disregarded. Notes so owned that will have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not the Company or an Affiliate of the Company. “Participating Broker-Dealer” has the meaning set forth in the Registration Rights Agreement. 3 Schedule 6.01

“Paying Agent” is defined in Section 2.06. “Person” means any individual, corporation, partnership, association, limited liability company, other company, statutory trust, business trust, joint venture, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof. “Place of Payment,” with respect to any Note, means the place or places where the principal of, or interest on, such Note is payable as provided in or under this Indenture or such Note. “Private Placement Legend” means the legend set forth in Section 2.04 of this Indenture to be placed on all Notes issued under this Indenture, except where otherwise permitted by the provisions of this Indenture. “Purchase Agreements” mean the Note Purchase Agreements concerning the Notes, dated November 23, 2021, by and among the Company and the purchasers identified therein. “Ratings Agency” means Egan-Jones Ratings Company or any other “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act selected by the Company as a replacement agency for Egan-Jones Ratings Company. “Redemption Date,” with respect to any Note or portion thereof to be redeemed, means the date fixed for such redemption by or under this Indenture or such Note. “Redemption Price,” with respect to any Note or portion thereof to be redeemed, means the price at which it is to be redeemed as determined by or under this Indenture or such Note. “Registrar” is defined in Section 2.06. “Registration Rights Agreement” means the Registration Rights Agreement in the form attached as Exhibit C to the Purchase Agreements, dated as of the date of this Indenture, by and among the Company and the purchasers of the Initial Notes identified therein. “Regular Record Date,” with respect to any Interest Payment Date, means the close of business on the fifteenth calendar day prior to the applicable Interest Payment Date, without regard to whether the Regular Record Date is a Business Day. “Responsible Officer” means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time will be such officers, respectively, or to whom any corporate trust matter is referred because of such Person’s knowledge of and familiarity with the particular subject and who will have direct responsibility for the administration of this Indenture. “Restricted Definitive Note” means a Definitive Note bearing, or that is required to bear, the Private Placement Legend. “Restricted Global Note” means a Global Note bearing, or that is required to bear, the Private Placement Legend. “Restricted Note” means a Restricted Global Note or a Restricted Definitive Note. “Rule 144” means Rule 144 promulgated under the Securities Act. “Rule 144A” means Rule 144A promulgated under the Securities Act. “Securities Act” means the Securities Act of 1933, as amended, or any successor statute thereto. “Significant Subsidiary” means any Subsidiary of the Company that is a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X promulgated by the Commission (as such rule is in effect on the date of this Indenture). “Special Record Date” for the payment of any Defaulted Interest on any Note means a date fixed in accordance with Section 2.10. “Stated Maturity” means November 30, 2026. “Subsidiary” means a corporation, a partnership, business or statutory trust or a limited liability company, a majority of the outstanding voting equity securities or a majority of the voting membership or partnership interests, as the case may be, of which is owned or controlled, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company. For the purposes of this definition, “voting equity securities” means securities having voting power for the election of directors, managers, managing partners or trustees, as the case may be, whether at all times or only so long as no senior class of stock has voting power by reason of any contingency. 4 Schedule 6.01

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended. “Trustee” means UMB Bank National Association, as trustee, until a successor replaces it in accordance with the provisions of this Indenture and thereafter means the successor serving hereunder. “United States,” means the United States of America (including the states thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction. “Unrestricted Definitive Note” means a Definitive Note that does not bear, and is not required to bear, the Private Placement Legend. “Unrestricted Global Note” means a Global Note that does not bear, and is not required to bear, the Private Placement Legend. Section 1.02 Compliance Certificates and Opinions. Except as otherwise expressly provided in or under this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company will furnish to the Trustee an Officers’ Certificate in a form reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent (including covenants compliance with, which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel in a form reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent (including covenants compliance with, which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Each certificate or opinion with respect to which compliance with a condition provided for in this Indenture (other than an Officers’ Certificate provided under Section 9.06) must comply with the provisions of Section 314(e) of the Trust Indenture Act and must include: (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such condition has been satisfied; and (4) a statement as to whether or not, in the opinion of such person, such condition has been satisfied. Section 1.03 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care, but without investigation, should know, that the certificate or opinion or representations with respect to the matters upon which this certificate or opinion is based is erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care, but without investigation, should know, that the certificate or opinion or representations with respect to such matters are erroneous. 5 Schedule 6.01

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Note, they may, but need not, be consolidated and form one instrument. Section 1.04 Acts of Holders. (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or under this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as otherwise expressly provided herein, such action will become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Note, will be sufficient for any purpose of this Indenture and (subject to Section 5.01) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section. (2) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner that the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine, and the Trustee may, in any instance, require further proof with respect to any of the matters referred to in this Section. (3) The ownership, principal amount and serial numbers of Notes held by any Person, and the date of the commencement and the date of the termination of holding the same, will be proven by the Note Register. (4) The Company may, in the circumstances permitted by the Trust Indenture Act, set a record date for purposes of determining the identity of Holders entitled to give any request, demand, authorization, direction, notice, consent, waiver or take any other act authorized or permitted to be given or taken by Holders. Unless otherwise specified, if not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, any such record date will be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation. If a record date is fixed, the Holders on such record date, and only such Persons, will be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action will be valid or effective if made, given or taken more than 90 days after such record date. (5) Any effective request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Note will bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such Act is made upon such Note. (6) Without limiting the foregoing, a Holder entitled to take any action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents, each of which may do so in accordance with such appointment with regard to all or any part of such principal amount. Any notice given or action taken by a Holder or its agents with regard to different parts of such principal amount in accordance with this paragraph will have the same effect as if given or taken by separate Holders of each such different part. (7) Without limiting the generality of this Section 1.04, a Holder, including a Depositary that is a Holder of a Global Note, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or under this Indenture or the Notes to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Note may provide its proxy or proxies to the beneficial owners of interests in any such Global Note through such Depositary’s Applicable Procedures. The Company may fix a record date for the purpose of determining the Persons who are beneficial owners of interests in any Global Note entitled under the Applicable Procedures of such Depositary to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, will be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action will be valid or effective if made, given or taken more than 90 days after such record date. Promptly upon any record date being set in accordance with this Section 1.04, the Company, at its own expense, will cause notice of the record date, the proposed action by Holders and the expiration date to be given to the Trustee in writing and the Holders in the manner set forth in Section 1.05. 6 Schedule 6.01

Section 1.05 Required Notices or Demands. Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in Person or delivered by registered or certified mail (return receipt requested), facsimile or overnight air courier guaranteeing next day delivery to the other’s address: If to the Company: Universal Insurance Holdings, Inc. 1110 West Commercial Boulevard, Suite 100 Fort Lauderdale, Florida 33309 Attention: Frank C. Wilcox If to the Trustee: UMB Bank National Association 5555 San Felipe, Suite 870 Houston, Texas 77056 Attn: Mauri Cowen, Senior Vice President Office: (713) 300-0587 Fax: 214-389-5949 mauri.cowen@umb.com The Company or the Trustee, by notice to the other, may designate additional or different addresses for subsequent notices or communications. Any notice required or permitted to be given to a Holder under the provisions of this Indenture will be deemed to be properly delivered by being deposited postage prepaid in a post office letter box in the United States addressed to such Holder at the address of such Holder as shown on the Note Register. Any report in accordance with Section 313 of the Trust Indenture Act will be transmitted in compliance with subsection (c) therein. If the Company delivers a notice or communication to Holders, the Company will deliver a copy to the Trustee at the same time. In any case where notice to Holders of Notes is delivered by mail, neither the failure to deliver such notice nor any defect in any notice so delivered to any particular Holder of a Note will affect the sufficiency of such notice with respect to other Holders of Notes. Any notice that is delivered in the manner herein provided will be conclusively presumed to have been duly given or provided. In the case by reason of the suspension of regular mail service or by reason of any other cause it will be impracticable to give such notice by mail, then such notification as will be made with the approval of the Trustee will constitute a sufficient notification for every purpose hereunder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Holders of Notes will be filed with the Trustee, but such filing will not be a condition precedent to the validity of any action taken in reliance upon such waiver. Notwithstanding any other provision herein, where this Indenture provides for notice to any Holder of a Global Note, or of an interest therein, such notice will be sufficiently given if given to the Depositary for such Global Note (or its designee) according to the Applicable Procedures of such Depositary prescribed for giving such notice. Section 1.06 Language of Notices. Any request, demand, authorization, direction, notice, consent, waiver or other Act required or permitted under this Indenture will be in the English language, except that, if the Company so elects, any published notice may be in an official language of the country of publication. Section 1.07 Incorporation by Reference of Trust Indenture Act; Conflicts. Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The Trust Indenture Act term “obligor” used in this Indenture means the Company and any successor obligor upon the Notes. All other terms used in this Indenture that are defined by the Trust Indenture Act, reference to another statute or Commission rule under the Trust Indenture Act have the meanings so assigned to them as of the date of this Indenture. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture that is required to be included in this Indenture by any of Sections 310 to 317, inclusive of the Trust Indenture Act, such required provision will control. If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Section 318(c) of the Trust Indenture Act, the duties imposed by Section 318(c) of the Trust Indenture Act will control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provisions of the Trust Indenture Act will be deemed to apply to this Indenture as so modified or will be excluded, as the case may be. 7 Schedule 6.01

Section 1.08 Effect of Headings and Table of Contents. The Article and Section headings in this Indenture and the Table of Contents are for convenience only and will not affect the construction of this Indenture. Section 1.09 Successors and Assigns. All the covenants, stipulations, promises and agreements in this Indenture by or on behalf of the Company or the Trustee will bind its respective successors and permitted assigns, whether so expressed or not. Section 1.10 Severability. In case any provision in this Indenture or any Note will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not, to the fullest extent permitted by law, in any way be affected or impaired thereby. Section 1.11 Entire Agreement. This Indenture and the exhibits hereto set forth the entire agreement and understanding of the parties related to this transaction and supersedes all prior agreements and understandings, oral or written. Section 1.12 Benefits of Indenture. Nothing in this Indenture or any Note, express or implied, will give to any Person, other than the parties hereto, any Registrar, any Paying Agent and any of their respective successors hereunder and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture. Section 1.13 Governing Law. This Indenture and the Notes will be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said State (without reference to principles of conflicts of law). Section 1.14 Legal Holidays. Unless otherwise specified in or under this Indenture or any Notes, in any case where any Interest Payment Date, Stated Maturity or Maturity or any other day on which a payment is due with respect to any Note will be a day that is not a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or any Note other than a provision in any Note or in the Board Resolution, Officers’ Certificate or supplemental indenture establishing the terms of any Note that specifically states that such provision will apply in lieu hereof) payment need not be made at such Place of Payment on such date, but such payment may be made on the next succeeding day that is a Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, at the Stated Maturity or Maturity or on any such other payment date, as the case may be, and no interest will accrue on the amount payable on such date or at such time for the period from and after such Interest Payment Date, Stated Maturity, Maturity or other payment date, as the case may be, to the next succeeding Business Day, Section 1.15 Counterparts; Electronic Transmission. This Indenture may be executed in several counterparts, each of which will be an original and all of which will constitute but one and the same instrument. Any facsimile or electronically transmitted copies hereof or signature hereon will, for all purposes, be deemed originals. Unless otherwise provided herein or in any other related document, the words “execute,” “execution,” “signed” and “signature,” and words of similar import used in or related to any document to be signed in connection with this Indenture, any other related document or any of the transactions contemplated hereby (including amendments, waivers, consents and other modifications), shall be deemed to include electronic signatures via DocuSign and the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as applicable, to the fullest extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other similar state laws based on the Uniform Electronic Transactions Act, provided that, notwithstanding anything herein to the contrary, the Trustee may conclusively rely upon any such electronic signature, shall in no instance be responsible for determining if any such electronic signature is permitted by applicable law nor be liable for any loss or damages resulting from its reliance upon the same electronic signature and is not under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by such Trustee pursuant to procedures approved by the Trustee. 8 Schedule 6.01

Section 1.16 Immunity of Certain Persons. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Note, or because of any indebtedness evidenced thereby, will be had against any past, present or future shareholder, employee, officer or director, as such, of the Company or of any predecessor or successor, either directly or through the Company or any predecessor or successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Notes by the Holders and as part of the consideration for the issue of the Notes. Section 1.17 Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 1.18 Force Majeure. In no event will the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, epidemics or pandemics, nuclear or natural catastrophes or acts of God and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee will use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances. Section 1.19 USA Patriot Act. The Trustee hereby notifies the Company that in accordance with the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Company, which information includes the name and address of the Company and other information that will allow the Trustee to identify the Company in accordance with the USA Patriot Act. Section 1.20 No Sinking Fund. The Notes are not entitled to the benefit of any sinking fund. Section 1.21 Rules of Construction. Unless the context otherwise requires: (1) a term has the meaning assigned to it; (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP; (3) “or” is not exclusive; (4) words in the singular include the plural, and in the plural include the singular; (5) “including” means including without limitation; (6) “will” will be interpreted to express a command; (7) provisions apply to successive events and transactions; (8) references to sections of, or rules under, the Securities Act will be deemed to include substitute, replacement or successor sections or rules adopted by the Commission from time to time; (9) unless the context otherwise requires, any reference to an “Article,” “Section” or “clause” refers to an Article, Section or clause, as the case may be, of this Indenture; and (10) the words “herein,” “hereof” and “hereunder,” and other words of similar import, refer to this Indenture as a whole and not any particular Article, Section, clause or other subdivision. 9 Schedule 6.01

Article II THE NOTES Section 2.01 Forms Generally. The Notes, the Trustee’s certificate of authentication and the Global Notes will be substantially in the form of Exhibit A-l and Exhibit A-2, as applicable, which are a part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). The Company will provide any such notations, legends or endorsements to the Trustee in writing. Each Note will be dated the date of its authentication. The terms and provisions contained in the Notes will constitute, and are hereby expressly made a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note irreconcilably conflicts with the express provisions of this Indenture, the provisions of this Indenture will govern and be controlling. Section 2.02 Definitive Notes. The Initial Notes and the Exchange Notes will be issued initially in the form of one or more Definitive Notes, unless, before the issuance of such Initial Notes or Exchange Notes, the Company has determined that the Notes may be represented by Global Notes and has so notified the Trustee, in which event the Initial Notes and/or Exchange Notes will be issued in the form of one or more Global Notes. Except as provided in Section 2.07, Holders of Definitive Notes will not be entitled to transfer Definitive Notes in exchange for beneficial interests in Global Notes, and owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of Definitive Notes. Section 2.03 Global Notes. Each Global Note issued under this Indenture will be deposited with the Trustee at its Corporate Trust Office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee thereof, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of any Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided. Any adjustment of the aggregate principal amount of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby will be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.07 hereof and will be made on the records of the Trustee and the Depositary. Section 2.04 Restricted Notes. Each Restricted Definitive Note and Restricted Global Note will bear a legend in substantially the following form: THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, INCLUDING (BUT NOT LIMITED TO) IN ACCORDANCE AND IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IF REQUESTED, OR (II) UNLESS SOLD IN ACCORDANCE WITH RULE 144 UNDER SAID ACT. The Private Placement Legend set forth above will be removed and a new Note of like tenor and principal amount without such Private Placement Legend will be executed by the Company, and upon written request of the Company (together with an Officers’ Certificate and an Opinion of Counsel), the Trustee will authenticate and deliver such new Note to the respective Holder, if legal counsel to the Holder or owner of beneficial interests requesting the removal of such Private Placement Legend delivers to the Trustee, any Registrar and Paying Agent (if a different Person than the Trustee) and the Company an opinion of counsel in compliance with this Indenture and additionally opining that the Note is eligible for immediate resale, without any remaining holding period, under Rule 144 without regard to the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities. Section 2.05 Execution and Authentication. Notes will be executed on behalf of the Company by any Authorized Officer and may (but need not) have the Company’s corporate seal or a facsimile thereof reproduced thereon. The signature of an Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signatures of individuals who were, at the time of execution, Authorized Officers of the Company will, to the fullest extent permitted by law, bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes. 10 Schedule 6.01

The Trustee or an Authenticating Agent will authenticate and deliver the Initial Notes for original issue in an aggregate principal amount of up to $100,000,000 upon one or more Company Orders and an Opinion of Counsel. In addition, the Trustee or an Authenticating Agent will, upon receipt of a Company Order, Opinion of Counsel and Officers’ Certificate, authenticate and deliver any Exchange Notes for an aggregate principal amount not to exceed $100,000,000 specified in such Company Order for Exchange Notes issued hereunder. The aggregate principal amount of Outstanding Notes at any time may not exceed the amount set forth in the foregoing sentence, except as otherwise provided in this Article II. The Notes will be issued only in registered form without coupons and in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof. The Trustee will not be required to authenticate any Notes if the issue of such Notes under this Indenture will affect the Trustee’s own rights, duties or immunities under the Notes and this Indenture, or otherwise affect the trustee in a manner that is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken. No Note will be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee or by the Authenticating Agent by the manual signature of one of its authorized signatories. Such certificate upon any Note will be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Section 2.06 Registrar and Paying Agent. The Company will maintain an office or agency where Notes may be presented for registration of transfer or for exchange (“Registrar”) and an office or agency where Notes may be presented for payment (“Paying Agent”). The Registrar will keep a register of the Notes (“Note Register”) and of their transfer and exchange. The registered Holder of a Note will be treated as the owner of the Note for all purposes. The Company may appoint one or more co-registrars and one or more additional paying agents. The term “Registrar” includes any co-registrar, and the term “Paying Agent” includes any additional paying agent. The Company may change any Paying Agent or Registrar without prior notice to any Holder; provided that no such removal or replacement will be effective until a successor Paying Agent or Registrar will have been appointed by the Company and will have accepted such appointment. The Company will notify the Trustee in writing of the name and address of any Registrar or Paying Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee will act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar. The Company initially appoints the Trustee to act as the Paying Agent and Registrar for the Notes and, in the event that any Notes are issued in global form, to initially act as custodian with respect to the Global Notes. In the event that the Trustee will not be or will cease to be Registrar with respect the Notes, it will have the right to examine the Note Register at all reasonable times. There will be only one Note Register. Section 2.07 Registration of Transfer and Exchange (1) Except as otherwise provided in or under this Indenture, upon surrender for registration of transfer of any Note, the Company will execute, and the Trustee will authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes denominated as authorized in or under this Indenture of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions. Except as otherwise provided in or under this Indenture, at the option of the Holder, Notes may be exchanged for other Notes containing identical terms and provisions, in any authorized denominations (minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof) and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any office or agency for such purpose. Whenever any Notes are so surrendered for exchange, the Company will execute, and the Trustee will authenticate and deliver, subject to the terms hereof, the Notes that the Holder making the exchange is entitled to receive. All Notes issued upon any registration of transfer or exchange of Notes will be the valid obligations of the Company evidencing the same debt and entitling the Holders thereof to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange. Every Note presented or surrendered for registration of transfer or for exchange or redemption will (if so required by the Company or the Registrar for such Note) be duly endorsed, or be accompanied by a written instrument of transfer in a form satisfactory to the Company and the Registrar for such Note duly executed by the Holder thereof or his attorney duly authorized in writing. 11 Schedule 6.01

No service charge will be made for any registration of transfer or exchange of Notes, any redemption or repayment of Notes or any conversion or exchange of Notes for other types of securities or property, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Notes from the Holder requesting such transfer or exchange. Except as otherwise provided in or under this Indenture, the Company will not be required to (i) issue, register the transfer of or exchange any Notes during a period beginning at the opening of business 15 days before the day of the selection for redemption of Notes under Section 10.03 and ending at the close of business on the day of such selection, or (ii) register the transfer of or exchange any Note, or portion thereof, so selected for redemption, except in the case of any Note to be redeemed in part, the portion thereof not to be redeemed. Any Registrar appointed in accordance with Section 2.06 hereof will provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Notes upon transfer or exchange of Notes. No Registrar will be required to make registrations of transfer or exchange of Notes during any periods designated in the Notes or in this Indenture as periods during which such registration of transfers and exchanges need not be made. The Trustee will have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof. Neither the Trustee nor any Paying Agent will have any responsibility for any actions taken or not taken by the Depositary. (2) When Definitive Notes are presented by a Holder to the Registrar with a request to register the transfer of such Definitive Notes or to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Registrar will register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange will be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing. (3) A Global Note may not be transferred except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Company for Definitive Notes if: (i) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Note or such Depositary has ceased to be a “clearing agency” registered under the Exchange Act, and a successor depositary is not appointed by the Company within 90 days, (ii) the Company determines that the Notes are no longer to be represented by Global Notes and so notifies the Trustee or (iii) an Event of Default has occurred and is continuing with respect to the Notes and the Depositary or its participant(s) has requested the issuance of Definitive Notes. Any Global Note exchanged in accordance with clause (i) or (ii) above will be so exchanged in whole and not in part, and any Global Note exchanged in accordance with clause (iii) above may be exchanged in whole or from time to time in part as directed by the Depositary. Upon the occurrence of any of the events in (i), (ii) or (iii) above, Definitive Notes will be issued in fully registered form, without interest coupons, will have an aggregate Principal Amount equal to that of the Global Note or portion thereof to be so exchanged, will be registered in such names and be in such authorized denominations as the Depositary will instruct the Trustee in writing and will bear such legends as provided herein. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Section 2.09 hereof. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, in accordance with this Section 2.07 or Section 2.09 hereof, will be authenticated and delivered in the form of, and will be, a Global Note, except as otherwise provided herein. A Global Note may not be exchanged for another Note other than as provided in this Section 2.07(3); however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.07(4) hereof. Any Global Note to be exchanged in whole will be surrendered by the Depositary to the Trustee. With regard to any Global Note to be exchanged in part, either such Global Note will be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Note, the principal amount thereof will be reduced by an amount equal to the portion thereof to be so exchanged by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee will authenticate and deliver the Note issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof. (4) The transfer and exchange of beneficial interests in the Global Notes will be effected through the Depositary in accordance with the Applicable Procedures and this Section 2.07. 12 Schedule 6.01

(5) A Definitive Note may not be exchanged for a beneficial interest in a Global Note unless the Company determines that the Notes may be represented by Global Notes and so notifies the Trustee. After the Company has determined that the Notes may be represented by Global Notes and so notifies the Trustee, then upon receipt by the Trustee of a Definitive Note duly endorsed or accompanied by appropriate instruments of transfer in form satisfactory to the Trustee, together with written instructions from such Holder directing the Trustee to make, or to direct the Registrar to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such increase, the Trustee will cancel such Definitive Note and cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Definitive Note to be exchanged, and will credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Definitive Note so cancelled. If no Global Notes are then outstanding, the Company will issue and the Trustee will authenticate, upon Company Order, a new Global Note in the appropriate principal amount. (6) At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been repurchased or canceled in whole and not in part, each such Global Note will be returned to or retained and canceled by the Trustee in accordance with Section 2.12 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note will be reduced accordingly by adjustments made on the records of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note will be increased accordingly by adjustments made on the records of the Trustee to reflect such increase. (7) No Restricted Note will be transferred or exchanged except in compliance with the Private Placement Legend or as provided in accordance with Section 2.08. In addition to the provisions for transfer and exchange set forth in this Section 2.07, the Trustee, any Registrar and Paying Agent (if a different Person than the Trustee) and the Company may, prior to effecting any requested transfer or exchange of any Restricted Notes, other than an exchange in accordance with Section 2.08, require that legal counsel to the Holder or owner of beneficial interests requesting such transfer or exchange deliver to the Trustee, any Registrar and Paying Agent (if a different Person than the Trustee) and the Company an Opinion of Counsel in compliance with this Indenture and additionally opining that the transfer or exchange is in compliance with the requirements of the Private Placement Legend and that the Note issued to the transferee or in exchange for the Restricted Note may be issued free of the Private Placement Legend. Any un-transferred or un-exchanged balance of a Restricted Note will be reissued to the Holder with the Private Placement Legend unless the Private Placement Legend may be omitted in accordance with Section 2.04, as evidenced by the Opinion of Counsel. Section 2.08 Exchange Offer. Upon the occurrence of an Exchange Offer in accordance with the Registration Rights Agreement, the Company will issue, and upon receipt of a Company Order in accordance with Section 2.05 hereof, the Trustee will authenticate, (i) Unrestricted Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes tendered in such Exchange Offer for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not Participating Broker-Dealers, (y) they are not participating in a distribution of the applicable Exchange Notes and (z) they are not Affiliates of the Company, and accepted for exchange in such Exchange Offer or, if permitted by the Company, (ii) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered in such Exchange Offer for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not Participating Broker-Dealers, (y) they are not participating in a distribution of the applicable Exchange Notes and (z) they are not Affiliates of the Company, and accepted for exchange in such Exchange Offer. Concurrently with the issuance of such Unrestricted Global Notes upon exchange of Restricted Global Notes, the Trustee will cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Company will execute and the Trustee will authenticate and deliver to the Persons designated the Holders of Restricted Definitive Notes so accepted Unrestricted Definitive Notes in the applicable principal amount. Any Notes that remain outstanding after the consummation of such Exchange Offer, and Exchange Notes issued in connection with such Exchange Offer, will be treated as a single class of securities under this Indenture. For the avoidance of doubt, the only remedy for breach of registration rights by the Company is the Additional Interest set forth in Section 2(e) of the Registration Rights Agreement. Section 2.09 Mutilated, Destroyed, Lost and Stolen Notes. If any mutilated Note is surrendered to the Trustee, subject to the provisions of this Section 2.09, the Company will execute and the Trustee will authenticate and deliver in exchange therefor a new Note containing identical terms, of like principal amount and bearing a number not contemporaneously outstanding. 13 Schedule 6.01

If there be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company will execute, and upon the Company’s request, the Trustee will authenticate and deliver, in exchange for or in lieu of any such destroyed, lost or stolen Note, a new Note containing identical terms, of like principal amount and bearing a number not contemporaneously outstanding. Notwithstanding the foregoing provisions of this Section 2.09, in case the outstanding principal balance of any mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, or is about to be redeemed by the Company pursuant to Article X hereof, the Company in its discretion may, instead of issuing a new Note, pay or redeem such Note, as the case may be. Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Every new Note issued in accordance with this Section in lieu of any destroyed, lost or stolen Note will constitute a separate obligation of the Company, whether or not the destroyed, lost or stolen Note will be at any time enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder. The provisions of this Section, as amended or supplemented in accordance with this Indenture with respect to particular Notes or generally, will (to the extent lawful) be exclusive and will (to the extent lawful) preclude all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes. Section 2.10 Payment of Interest; Rights to Interest Preserved. Any interest on any Note that will be payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name such Note is registered as of the close of business on the Regular Record Date for such Interest Payment Date. Any interest on any Note that will be payable, but will not be punctually paid or duly provided for, on any Interest Payment Date for such Note (herein called “Defaulted Interest”) will cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in either clause (1) or (2) below: (1) The Company may elect to make payment of any Defaulted Interest to the Person in whose name such Note will be registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which will be fixed in the following manner. The Company will notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on such Note and the date of the proposed payment, and at the same time the Company will deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or will make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the Person entitled to such Defaulted Interest as in this clause provided. Thereupon, the Company will fix or cause to be fixed a Special Record Date for the payment of such Defaulted Interest, which will be no less than 15 days from the proposed payment. The Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) will cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be delivered to the Holder of such Note at the Holder’s address as it appears in the Note Register not less than 10 days prior to such Special Record Date. The Company may, at its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper of general circulation in the City of New York, New York, but such publication will not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been delivered as aforesaid, such Defaulted Interest will be paid to the Person in whose name such Note will be registered at the close of business on such Special Record Date. (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Note may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment under this Clause, such payment will be deemed practicable by the Trustee. Unless otherwise provided in or under this Indenture or the Notes, at the option of the Company, interest on Notes that bear interest may be paid by mailing a check to the address of the Person entitled thereto as such address will appear in the Note Register or by transfer to an account maintained by the payee with a bank located in the United States. 14 Schedule 6.01

Subject to the foregoing provisions of this Section 2.10 and Section 2.07, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note will carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note. Section 2.11 Persons Deemed Owners. Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered in the Note Register as the owner of such Note for the purpose of receiving payment of principal of and (subject to Section 2.07 and Section 2.10) interest on such Note and for all other purposes whatsoever, whether or not any payment with respect to such Note will be overdue, and neither the Company, the Trustee or any agent of the Company or the Trustee will be affected by notice to the contrary. No holder of any beneficial interest in any Global Note held on its behalf by a Depositary will have any rights under this Indenture with respect to such Global Note, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Note for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent or the Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, nothing herein will prevent the Company, the Trustee, any Paying Agent or the Registrar from giving effect to any written certification, proxy or other authorization furnished by the applicable Depositary, as a Holder, with respect to a Global Note or impair, as between such Depositary and the owners of beneficial interests in such Global Note, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as the Holder of such Global Note. Section 2.12 Cancellation. All Notes surrendered for payment, redemption, registration of transfer or exchange will, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Note, as well as Notes surrendered directly to the Trustee for any such purpose, will be cancelled promptly by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered will be cancelled promptly by the Trustee. No Notes will be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by or under this Indenture. All cancelled Notes held by the Trustee will be disposed of in accordance with its procedure for the disposition of cancelled Notes, and the Trustee, upon the written request of the Company, will deliver to the Company a certificate of such disposition, unless by a Company Order the Company shall direct that cancelled Notes shall be returned to the Company. Section 2.13 Computation of Interest. Interest will be computed from and including the original issue date of the Notes to but excluding November 30, 2026, or the earlier redemption date contemplated by Article X of this Indenture, at the rate of 5.625% per annum (subject to adjustment in accordance with Section 2.14 hereof), computed on the basis of a 360-day year consisting of 12 30-day months and payable semi-annually in arrears on each Interest Payment Date. Dollar amounts resulting from this calculation shall be rounded to the nearest cent, with one-half cent being rounded up. In the event that any Interest Payment Date falls on a day that is not a Business Day (as defined for purposes of this Section 2.13 and the Notes below), the interest payment due on that date shall be postponed to the next day that is a Business Day and no additional interest shall accrue as a result of that postponement. The term “Business Day” as used in this Section 2.13 and in the Notes means any day other than Saturday, Sunday or any other day on which banking institutions in the State of New York are generally authorized or required by law or executive order to be closed. Section 2.14 Interest Rate Adjustment. From and after the original issue date of the Notes, in the event the Notes are downgraded by the Ratings Agency below A- but equal to or above BBB-, the rate of interest on the Notes shall increase by 0.50% to 6.125%. If the rating is subsequently increased back to A- or higher, the rate of interest will decrease by 0.50% to 5.625%. If the rating is further downgraded to BB+ or lower, the rate of interest will increase by another 0.50% to 6.625%. If the rating is subsequently improved back to BBB- or higher, the rate of interest will decrease by 0.50% to 6.125%. Each adjustment required by any event described in this Section 2.14 will take effect from the first Interest Payment Date following the date on which the Company receives notice that such event has occurred. As such, interest will not accrue at such increased or decreased rate until the next Interest Payment Date following the date on which the event occurs. If the Ratings Agency changes its rating of the Notes more than once prior to any particular Interest Payment Date or ceases to provide a rating of the Notes, the last change by Ratings Agency prior to such Interest Payment Date 15 Schedule 6.01 will control for purposes of any interest rate increase or decrease with respect to the Notes described in this Section 2.14 relating to Ratings Agency’s action. The Company shall promptly thereafter provide the holders of the Notes with notice of any such change in the rating of the Notes. If the interest rate payable on the Notes is increased or decreased as described above, the term “interest,” as used with respect to the Notes, will be deemed to include any such additional or lesser interest unless the context otherwise requires. For the avoidance of doubt, no interest rate increase or decrease described in this Section 2.14 will have any effect on interest that will have accrued on the Notes prior to such date or have any other retroactive effect. Section 2.15 CUSIP Numbers. The Company may issue the Notes with one or more “CUSIP” numbers (if then generally in use). The Company will promptly notify the Trustee of any change in the “CUSIP” numbers. The Trustee may use “CUSIP” numbers in notices (including, but not limited to, notices of redemption or exchange) as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice (including any notice of redemption or exchange) and that reliance may be placed only on the other identification numbers printed on the Notes, and any such notice will not be affected by any defect in or omission of such numbers. Article III SATISFACTION AND DISCHARGE OF INDENTURE Section 3.01 Satisfaction and Discharge. This Indenture will cease to be of further effect, and the Trustee, on receipt of a Company Order, at the expense of the Company, will execute proper instruments acknowledging satisfaction and discharge of this Indenture when: (1) either (a) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.09 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 9.03) have been delivered to the Trustee for cancellation; or (b) all Notes that have not been delivered to the Trustee for cancellation (i) have become due and payable, (ii) will become due and payable at their Stated Maturity within one year, or (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose, an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, including the principal of, and interest on, such Notes, to the date of such deposit (in the case of Notes which have become due and payable) or to the Maturity thereof, as the case may be; (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Outstanding Notes; and (3) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been satisfied. Notwithstanding the satisfaction and discharge of this Indenture with respect to the Notes, the obligations of the Company to the Trustee under Section 5.07 and, if money will have been deposited with the Trustee in accordance with Section 3.01(1)(b), the obligations of the Company and the Trustee with respect to the Notes under Section 3.03 and Section 9.03, will survive. Section 3.02 Defeasance and Covenant Defeasance. (1) The Company may, at its option and at any time, elect to have Section 3.02(2) or Section 3.02(3) be applied to such Outstanding Notes upon compliance with the conditions set forth below in this Section 3.02. Legal Defeasance and Covenant Defeasance may be effected only with respect to all, and not less than all, of the Outstanding Notes. (2) Upon the Company’s exercise of the above option applicable to this Section 3.02(2), the Company will be deemed to have been discharged from its obligations with respect to such Outstanding Notes on the date the conditions set forth in clause (4) of this Section 3.02 are satisfied (“Legal Defeasance”). For this purpose, Legal Defeasance means that the Company will be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Notes, which will thereafter be deemed to be “Outstanding” only for the purposes of Section 3.02(5) and the other Sections of this Indenture referred to in clauses (i) through (iv) of this paragraph, and to have satisfied all of its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, will execute proper instruments 16 Schedule 6.01 acknowledging the same), except for the following, which will survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Outstanding Notes to receive, solely from the trust fund described in Section 3.02(4)(a) and as more fully set forth in this Section 3.02 and Section 3.03, payments in respect of the principal of and interest, if any, on such Notes when such payments are due, (ii) the obligations of the Company and the Trustee with respect to such Notes under Section 2.07, Section 2.09, Section 9.02 and Section 9.03, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Section 3.02 and Section 3.03. The Company may exercise its option under this Section 3.02(2) notwithstanding the prior exercise of its option under Section 3.02(3) with respect to such Notes. (3) Upon the Company’s exercise of the above option applicable to this Section 3.02(3), the Company will be released from its obligations under clauses (ii) and (iii) of Section 9.04 and under Section 9.05, Section 9.06 and Section 9.07 on and after the date the conditions set forth in Section 3.02(4) are satisfied (“Covenant Defeasance”), and such Notes will thereafter be deemed to be not “Outstanding” for the purposes of any direction, waiver, consent, declaration or Act of Holders (and the consequences of any thereof) in connection with any such covenant, but will continue to be deemed “Outstanding” for all other purposes hereunder. For this purpose, such Covenant Defeasance means that with respect to such Outstanding Notes, the Company may omit to comply with, and will have no liability in respect of, any term, condition or limitation set forth in any such Section or any such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document, and such omission to comply will not constitute a default, but, except as specified above, the remainder of this Indenture and such Notes will be unaffected thereby. (4) The following will be the conditions to application of Section 3.02(2) or Section 3.02(3) to any Outstanding Notes: (a) The Company will irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 5.08 who will agree to comply with the provisions of this Section 3.02 applicable to it) trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders: (i) an amount in Dollars, (ii) Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of and interest, if any, on such Notes, money or (iii) a combination thereof, in any case, in an amount sufficient without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which will be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of and interest, if any, on such Outstanding Notes on the Stated Maturity of such principal or installment of principal or interest or the applicable Redemption Date, as the case may be. (b) Such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which it is bound. (c) No Event of Default or event which, with notice or lapse of time or both, would become an Event of Default with respect to such Notes, will have occurred and be continuing on the date of such deposit, and, solely in the case of Legal Defeasance under Section 3.02(2), no Event of Default, or event which, with notice or lapse of time or both, would become an Event of Default, under Section 4.01 will have occurred and be continuing at any time during the period ending on and including the 91st day after the date of such deposit (it being understood that this condition to Legal Defeasance under Section 3.02(2) will not be deemed satisfied until the expiration of such period). (d) In the case of Legal Defeasance, the Company will have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee, stating that (i) an Internal Revenue Service ruling has been received by the Company or has been published or (ii) since the date of this Indenture there has been a change in applicable federal income tax law, in either case to the effect that, and based thereon such opinion of independent counsel will confirm that, the Holders of such Outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred. (e) In the case of Covenant Defeasance, the Company will have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee to the effect that the Holders of such Outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred. 17 Schedule 6.01

(f) The Company will have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent to the Legal Defeasance or Covenant Defeasance, as the case may be, under this Indenture have been satisfied. (g) If the moneys or Government Obligations or combination thereof, as the case may be, deposited under Section 3.02(4)(a) above are sufficient to pay the principal of, and interest, if any, on such Notes, provided such Notes are redeemed on a particular Redemption Date, the Company will have given the Trustee irrevocable instructions to redeem such Notes on such date and to provide notice of such redemption to Holders as provided in or under this Indenture. (h) The Trustee will have received such other documents, assurances and Opinions of Counsel as the Trustee will have reasonably required. (5) Subject to the provisions of the last paragraph of Section 9.03, all money and Government Obligations deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 3.02(5), the “Trustee”) in accordance with Section 3.02(4)(a) in respect of any Outstanding Notes will be held in trust and applied by the Trustee in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (other than the Company or any Subsidiary or Affiliate of the Company acting as Paying Agent) as the Trustee may determine, to the Holders of all sums due and to become due thereon in respect of principal and interest, but such money and Government Obligations need not be segregated from other funds, except to the extent required by law. The Company will pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited in accordance with this Section 3.02 or the principal or interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Notes. Section 3.03 Application of Trust Money. Subject to the provisions of the last paragraph of Section 9.03, all money and Government Obligations deposited with the Trustee in accordance with Section 3.01 or Section 3.02 will be held in trust and applied by the Trustee in accordance with the provisions of such Notes subject to discharge under Section 3.01 or Legal Defeasance or Covenant Defeasance under Section 3.02 and this Indenture, to the payment, either directly or through any Paying Agent (including the Company, acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has or Government Obligations have been deposited with or received by the Trustee; but such money and Government Obligations need not be segregated from other funds, except to the extent required by law. Section 3.04 Reinstatement. If the Trustee (or other qualifying trustee appointed in accordance with Section 3.02(4)(a)) or any Paying Agent is unable to apply any moneys or Government Obligations deposited in accordance with Section 3.01(1) or Section 3.02(4)(a) to pay any principal of, or interest, if any, on the Notes, by reason of any legal proceeding or any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company’s obligations under this Indenture and the Notes will be revived and reinstated as though no such deposit had occurred, until such time as the Trustee (or other qualifying trustee) or Paying Agent is permitted to apply all such moneys and Government Obligations to pay the principal of, and interest, if any, on the Notes as contemplated by Section 3.01 or Section 3.02 as the case may be; provided, however, that if the Company makes any payment of the principal of, or interest, if any, on the Notes following the reinstatement of its obligations as aforesaid, the Company will be subrogated to the rights of the Holders of such Notes to receive such payment from the funds held by the Trustee (or other qualifying trustee) or Paying Agent. Article IV REMEDIES Section 4.01 Events of Default; Acceleration. An “Event of Default” means any one of the following events (whatever the reason for such Event of Default and whether it will be voluntary or involuntary or be effected by operation of law or in accordance with any judgment, decree, or order of any court or any order, rule or regulation of any administrative or governmental body): (1) the entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case or proceeding under any applicable bankruptcy, insolvency or reorganization law, now or hereafter in effect of the United States or any political subdivision thereof, and such decree or order will have continued unstayed and in effect for a period of 60 consecutive days; 18 Schedule 6.01

(2) the commencement by the Company of a voluntary case under any applicable bankruptcy, insolvency or reorganization law, now or hereafter in effect of the United States or any political subdivision thereof, or the consent by the Company to the entry of a decree or order for relief in an involuntary case or proceeding under any such law; (3) the failure of the Company to pay any installment of interest on any of the Notes as and when the same will become due and payable, and the continuation of such failure for a period of 30 days; (4) the failure of the Company to pay all or any part of the principal of any of the Notes as and when the same will become due and payable under this Indenture; (5) the failure of the Company to perform any other covenant in Section 9.01, Section 9.02, Section 9.03, Section 9.04(1), (2) or (3) or Section 9.06 and the continuation of such failure for a period of 90 days after the date on which notice specifying such failure, stating that such notice is a “Notice of Default” hereunder and demanding that the Company remedy the same, will have been given, in the manner set forth in Section 10.05, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 30% in aggregate principal amount of the Notes at the time Outstanding; or (6) the default by the Company under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company having an aggregate principal amount outstanding of at least $20,000,000, whether such indebtedness now exists or is created or incurred in the future, which default (i) constitutes a failure to pay any portion of the principal of such indebtedness when due and payable after the expiration of any applicable grace period or (ii) results in such indebtedness becoming due or being declared due and payable prior to the date on which it otherwise would have become due and payable without, in the case of clause (i), such indebtedness having been discharged or, in the case of clause (ii), without such indebtedness having been discharged or such acceleration having been rescinded or annulled. Upon becoming aware of any Event of Default, the Company will promptly deliver to the Trustee a written statement specifying the Event of Default. If an Event of Default described in Section 4.01(1) or Section 4.01(2) occurs, then the principal amount of all of the Outstanding Notes and accrued and unpaid interest, if any, on all Outstanding Notes will become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder, and the Company waives demand, presentment for payment, notice of nonpayment, notice of protest and all other notices with respect to such Event of Default. If any Event of Default occurs and is continuing, the Trustee may also pursue any other available remedy to collect the payment of principal of and interest on the Notes, or to enforce the performance of any provision of the Notes or this Indenture. Section 4.02 Failure to Make Payments. If an Event of Default described in Section 4.01(3) or Section 4.01(4) occurs, the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Notes, the whole amount then due and payable with respect to such Notes, with interest upon the overdue principal, and, to the extent permitted by applicable law, upon any overdue installments of interest at the rate or respective rates, as the case may be, provided for or with respect to such Notes or, if no such rate or rates are so provided, at the rate or respective rates, as the case may be, of interest borne by such Notes, and, in addition thereto, such further amount of money as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee under Section 5.07. If the Company fails to pay the money it is required to pay the Trustee, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, wherever situated. The Trustee may proceed to protect and enforce its rights and the rights of the Holders of Notes by such appropriate judicial proceedings as the Trustee will deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other proper remedy. Upon an Event of Default, the Company may not declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company’s capital stock, other than: (i) any dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, any class of Company’s common stock; (ii) any declaration of a dividend in connection with the implementation of a shareholders’ rights plan, the issuance of stock under any such plan in the future or the redemption or repurchase of any such rights pursuant thereto; (iii) as a result of a reclassification of Company’s capital stock or the exchange or conversion of one class or series of Company’s capital stock for another class or series of Company’s capital stock; (iv) the purchase of fractional interests in shares of Company’s capital stock in accordance with the conversion or exchange provisions of such capital stock or the security being converted or exchanged; or (v) purchases of any class of Company’s common stock related to the issuance of common stock or rights under any benefit plans for Company’s directors, officers or employees or any of Company’s dividend reinvestment plans. 19 Schedule 6.01

Section 4.03 Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company (or any other obligor upon the Notes), its property or its creditors, the Trustee will be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee will be authorized to: (1) file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Notes, of the principal and interest owing and unpaid in respect of such Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders of such Notes allowed in such judicial proceeding, and (2) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee will consent to the making of such payments directly to the Holders and to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel, and any other amounts due hereunder. No provision of this Indenture will be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, the Trustee may vote on behalf of the Holders for the election of a trustee in bankruptcy or similar official and may be a member of a creditor or other similar committee. Section 4.04 Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production of such Notes in any related proceeding, and any such proceeding instituted by the Trustee will be brought in its own name as trustee of an express trust, and any recovery of judgment will, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered. Section 4.05 Application of Money Collected. Any money collected by the Trustee in accordance with this Article IV or, after an Event of Default, any money or other property distributable in respect of the Company’s obligations under this Indenture will be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any interest, upon presentation of the Notes and the notation on such Notes of the payment if only partially paid and upon surrender of such Notes if fully paid: FIRST: To the payment of all amounts due the Trustee (including any predecessor trustee), acting in any capacity hereunder, under Section 5.07; SECOND: To the payment of the amounts then due and unpaid for principal of, and any interest on, the Notes, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Notes for principal and interest, respectively; and THIRD: The balance, if any, to the Person or Persons entitled thereto. Section 4.06 Limitation on Suits. No Holder of any Note will have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or any Notes, or for the appointment of a receiver or trustee, or for any other remedy under this Indenture, unless: (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes; 20 Schedule 6.01

(2) the Holders of not less than 30% in aggregate principal amount of the Outstanding Notes will have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee under this Indenture; (3) such Holder or Holders have offered to the Trustee security and indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request; (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority of the aggregate principal amount of the Outstanding Notes; it being understood and intended that no one or more of such Holders will have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner provided in this Indenture and for the equal and ratable benefit of all of such Holders. Section 4.07 Unconditional Right of Holders to Payments. Notwithstanding any other provision in this Indenture, the Holder of any Note will have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 2.07 and Section 2.10) any interest on such Note on the respective Stated Maturity or Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date), and to institute suit for the enforcement of any such payment and such rights will not be impaired without the consent of such Holder. Section 4.08 Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holder will be restored severally and respectively to their former positions under this Indenture, and thereafter all rights and remedies of the Trustee and the Holders will continue as though no such proceeding had been instituted. Section 4.09 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 2.09, no right or remedy conferred in this Indenture upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given under this Indenture or now or in the future existing at law or in equity or otherwise. The assertion or employment of any right or remedy under this Indenture or otherwise will not prevent the concurrent assertion or employment of any other appropriate right or remedy. Section 4.10 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Notes to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of or acquiescence in any such Event of Default. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the Holders, as the case may be. Section 4.11 Control by Holders. The Holders of a majority in aggregate principal amount of the Outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes, provided that: (1) such direction will not violate any rule of law or this Indenture or the Notes; (2) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; and (3) the Trustee will have the right to decline to follow any such direction if the Trustee will determine in good faith that the proceeding so directed would involve the Trustee in personal liability. 21 Schedule 6.01

Section 4.12 Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of the Outstanding Notes may, on behalf of the Holders of all the Notes, waive any past default under this Indenture and its consequences, except a default in the payment of the principal of, or interest on, any Note, or in respect of a covenant or provision of this Indenture which, under Article VIII, cannot be modified or amended without the consent of the Holder of each Outstanding Note. Upon any such waiver, such default will cease to exist, and any Event of Default arising from such default will be deemed to have been cured for every purpose of this Indenture; but no such waiver will extend to any subsequent or other default or impair any consequent right. Section 4.13 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Notes by his acceptance of such Notes will be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered, or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 4.13 will not apply to any suit instituted by the Trustee, any Holder or any group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest, if any, on any Notes on or after the Stated Maturity or Maturities expressed in such Notes (or, in the case of redemption, on or after the Redemption Date). Article V THE TRUSTEE Section 5.01 Duties of Trustee. (1) If an Event of Default has occurred and is continuing, the Trustee will exercise such rights and powers vested in it hereby and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs. (2) Except during the continuance of an Event of Default: (a) the duties of the Trustee will be determined solely by the express provisions hereof, and the Trustee need perform only those duties that are specifically set forth herein and no others, and no implied covenants or obligations will be read into this Indenture against the Trustee; (b) the Trustee shall not be liable for any acts or omissions, except for such losses, damages or expenses which have been finally adjudicated by a court of competent jurisdiction to have directly resulted from the Trustee’s bad faith, gross negligence or willful misconduct; and (c) in the absence of bad faith, gross negligence or willful misconduct on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements hereof; however, the Trustee will examine the certificates and opinions to determine whether or not they conform on their face to the requirements hereof (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein). (3) Whether or not therein expressly so provided, every provision hereof that in any way relates to the Trustee is subject to paragraphs (1) and (2) of this Section 5.01 and Section 5.02. (4) No provision hereof will require the Trustee to expend or risk its own funds or incur any liability. The Trustee will be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder has offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense. (5) The Trustee will not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee shall be held un-invested and need not be segregated from other funds except to the extent required by law. 22 Schedule 6.01

Section 5.02 Certain Rights of Trustee. Subject to Section 315(a) through Section 315(d) of the Trust Indenture Act: (1) the Trustee may conclusively rely, and will be protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties; (2) any request or direction of the Company mentioned herein will be sufficiently evidenced by a Company Request or a Company Order (unless other evidence in respect thereof be herein specifically prescribed), and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution; (3) whenever in the administration of this Indenture, the Trustee will deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder the Trustee (unless other evidence will be herein specifically prescribed) may require and, in the absence of bad faith on its part, rely upon an Officers’ Certificate or Opinion of Counsel, or both, which will comply with Section 1.02 and will not be liable for any action it takes or omits to take in reliance on such Officers’ Certificate or Opinion of Counsel; (4) before the Trustee acts or refrains from acting, it shall be entitled to request and receive written instructions from the Company and shall have no responsibility or liability for any losses or damages of any nature that may arise from any action taken or not taken by the Trustee in accordance with the written direction of the Company; (5) the Trustee may consult with counsel, and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in reliance thereon; (6) the Trustee will be under no obligation to exercise any of the rights or powers vested in it by or under this Indenture at the request or direction of any Holder(s) under this Indenture, unless such Holder(s) will have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction; (7) the Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee will determine to make such further inquiry or investigation, it will be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company, personally or by agent or attorney, at the sole cost of the Company, and will incur no liability or additional liability of any kind by reason of such inquiry or investigation; (8) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee will not be responsible for any acts or omissions on the part of any agent or attorney appointed with due care by it hereunder; (9) the Trustee will not be liable for any action taken, suffered or omitted to be taken by it or any of its officers, employees or agents in good faith; (10) the Trustee will not be required to take notice or be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee shall have actual knowledge thereof, and in the absence of such knowledge, the Trustee may conclusively assume no Default or Event of Default exists; (11) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and will be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed or appointed to act hereunder; (12) the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions under this Indenture; (13) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder; (14) none of the permissive rights of the Trustee enumerated in this Indenture shall be construed as a duty and, with respect to such permissive rights, the Trustee shall not be liable or responsible for other than its gross negligence or willful misconduct; 23 Schedule 6.01

(15) the Trustee shall not be liable or responsible for any calculation in connection with the transactions contemplated hereunder, nor for any information used in connection with such calculation or for any act or omission of the Calculation Agent (if other than the Trustee) or any designee appointed by the Company to make any such calculation; (16) in no event shall the Trustee be responsible or liable for special, indirect, punitive, incidental or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit), irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and (17) the Trustee shall not be bound to make any investigation into (i) the performance of or compliance with any of the covenants or agreements set forth herein, (ii) the occurrence of any default, or the validity, enforceability, effectiveness or genuineness of this Indenture or any other agreement, instrument or document. Section 5.03 Notice of Defaults. Within 90 days after a Responsible Officer of the Trustee has actual knowledge of the occurrence of any default hereunder with respect to the Notes, the Trustee will deliver to all Holders entitled to receive reports in accordance with Section 6.03(3) notice of such default hereunder known to the Trustee, unless such default will have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest, if any, on any Note, the Trustee will be protected in withholding such notice if and so long as the Trustee in good faith determines that the withholding of such notice is in the best interest of the Holders. For the purpose of this Section, the term “default” means any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to Notes. Section 5.04 Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except the Trustee’s certificate of authentication, will be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes and perform its obligations hereunder, and that the statements made by it in any Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent will be accountable for the use or application by the Company of the Notes or the proceeds thereof. The Trustee will not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it will not be accountable for the Company’s use of the proceeds from the Notes or any money paid to the Company or upon the Company’s direction under any provision hereof, it will not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it will not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or under this Indenture other than its certificate of authentication. Section 5.05 May Hold Notes. The Trustee, any Authenticating Agent, any Paying Agent, any Registrar or any other Person that may be an agent of the Trustee or the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Section 310(b) and Section 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights that it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Registrar or such other Person. The Trustee is subject to Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of Trust Indenture Act to the extent indicated. Section 5.06 Money Held in Trust. Except as provided in Section 3.02(5), Section 3.03 and Section 9.03, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law and will be held un-invested. The Trustee will be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company. Section 5.07 Compensation and Reimbursement. The Company agrees: (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by the Trustee hereunder (which compensation will not be limited by any provision of law in regard to the compensation of a trustee of an express trust); 24 Schedule 6.01

(2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee’s bad faith, gross negligence or willful misconduct; and (3) to indemnify each of the Trustee or any predecessor Trustee and their agents for, and to hold them harmless against, any loss, suit, action, liability or expense (including, without limitation, the reasonable fees and disbursements of the Trustee’s agents, legal counsel, accountants and experts), including taxes (other than taxes based upon, measured by or determined by the income of the Trustee), arising out of or in connection with the acceptance or administration of its duties hereunder, including the costs and expenses of enforcing this Indenture against the Company (including this Section 5.07) and defending itself against any claim (whether asserted by the Company, any Holder or any other Person) or liability in connection with the exercise or performance of any of their powers or duties hereunder, or in connection with enforcing the provisions of this Section, except to the extent that any such loss, liability or expense was due to the Trustee’s bad faith, gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable order. The obligations of the Company under this Section 5.07 will survive the satisfaction and discharge of this Indenture. As security for the performance of the obligations of the Company under this Indenture, the Trustee will have a lien prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, or interest on, Notes. Such lien will survive the satisfaction and discharge hereof and the resignation or removal of the Trustee. Any compensation or expense incurred by the Trustee after a default specified by Section 4.01 is intended to constitute an expense of administration under any then applicable bankruptcy or insolvency law. “Trustee” for purposes of this Section 5.07 will include any predecessor Trustee, but the negligence or bad faith of any Trustee will not affect the rights of any other Trustee under this Section 5.07. The provisions of this Section 5.07 will, to the extent permitted by law, survive any termination of this Indenture (including, without limitation, termination in accordance with any Bankruptcy Laws) and the resignation or removal of the Trustee. Section 5.08 Corporate Trustee Required; Eligibility. (1) There will at all times be a Trustee hereunder that is a corporation, organized and doing business under the laws of the United States, any state thereof or the District of Columbia, eligible under Section 310(a)(1) of the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000 and is subject to supervision or examination by federal or state authority. The Trustee will also satisfy the requirements of Section 310(a)(5) of the Trust Indenture Act. If at any time the Trustee will cease to be eligible in accordance with the provisions of this Section, it will resign immediately in the manner and with the effect hereinafter specified in this Article V. (2) The Trustee will comply with Section 310(b) of the Trust Indenture Act; provided, however, that there will be excluded from the operation of Section 310(b)(1) of the Trust Indenture Act this Indenture or any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in Section 310(b)(1) of the Trust Indenture Act are met. Section 5.09 Resignation and Removal; Appointment of Successor. (1) No resignation or removal of the Trustee and no appointment of a successor Trustee in accordance with this Article V will become effective until the acceptance of appointment by the successor Trustee in accordance with Section 5.10. (2) The Trustee may resign at any time with respect to the Notes by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 5.10 will not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, at the Company’s expense, petition any court of competent jurisdiction for the appointment of a successor Trustee. (3) The Trustee may be removed at any time with respect to the Notes by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Trustee and the Company. If at any time: (a) the Trustee will fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to Notes after written request therefor by the Company or any Holder who has been a bona fide Holder for at least six months, 25 Schedule 6.01

(b) the Trustee will cease to be eligible under Section 5.08 and will fail to resign after written request therefor by the Company or any such Holder, or (c) the Trustee will become incapable of acting or will be adjudged a bankrupt, insolvent, or a receiver of the Trustee or of its property will be appointed or any public officer will take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by or in accordance with a Board Resolution, may remove the Trustee with respect to the Notes, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Notes and the appointment of a successor Trustee or Trustees. (4) If the Trustee will resign, be removed or become incapable of acting, or if a vacancy will occur in the office of Trustee for any cause, with respect to the Notes, the Company, by or in accordance with a Board Resolution, will promptly appoint a successor Trustee or Trustees with and will comply with the applicable requirements of Section 5.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Notes shall have been appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed will, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 5.10, become the successor Trustee with respect to the Notes and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Notes will have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 5.10, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes. (5) The Company will give notice of each resignation and each removal of the Trustee with respect to the Notes and each appointment of a successor Trustee with respect to the Notes by delivering written notice of such event by first-class mail, postage prepaid, to the Holders as their names and addresses appear in the Note Register. Each notice will include the name of the successor Trustee with respect to the Notes and the address of its Corporate Trust Office. Section 5.10 Acceptance of Appointment by Successor. (1) Upon the appointment hereunder of any successor Trustee with respect to all Notes, such successor Trustee so appointed will execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee will become effective and such successor Trustee, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties hereunder of the retiring Trustee; but, on the request of the Company or such successor Trustee, such retiring Trustee, upon payment of its charges, will execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and, subject to Section 9.03, will duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 5.07. (2) Upon the appointment hereunder of any successor Trustee with respect to the Notes, the Company, the retiring Trustee and such successor Trustee will execute and deliver an indenture supplemental hereto wherein each successor Trustee will accept such appointment and which (i) will contain such provisions as will be necessary or desirable to transfer and confirm to, and to vest in such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes, (ii) if the retiring Trustee is not retiring with respect to all Notes, will contain such provisions as will be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes will continue to be vested in the retiring Trustee, and (iii) will add to or change any of the provisions of this Indenture as will be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture will constitute such Trustees co-trustees of the same trust, that each such Trustee will be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee will be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee will become effective to the extent provided therein, such retiring Trustee will have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture with respect to the Notes other than as hereinafter expressly set forth, and such successor Trustee, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes; but, on request of the Company or such successor Trustee, such retiring Trustee, upon payment of its charges with respect to the Notes and subject to Section 9.03 will duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Notes, subject to its claim, if any, provided for in Section 5.07. 26 Schedule 6.01

(3) Upon request of any Person appointed hereunder as a successor Trustee, the Company will execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (1) or (2) of this Section, as the case may be. (4) No Person will accept its appointment hereunder as a successor Trustee unless at the time of such acceptance such successor Person will be qualified and eligible under this Article. No resigning or removed Trustee shall have any liability or responsibility for the action or inaction of any successor Trustee. Section 5.11 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee will be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, will be the successor of the Trustee hereunder (provided that such corporation will otherwise be qualified and eligible under this Article), without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes will have been authenticated but not delivered by the Trustee then in office, any such successor to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. In case any Notes will not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Notes in either its own name or that of its predecessor Trustee. Section 5.12 Appointment of Authenticating Agent. The Trustee may appoint one or more Authenticating Agents acceptable to the Company with respect to the Notes which will be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issue, exchange, registration of transfer, partial redemption, partial repayment or in accordance with Section 2.09, and Notes so authenticated will be entitled to the benefits of this Indenture and will be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee’s certificate of authentication, such reference will be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent will be reasonably acceptable to the Company and, except as provided in or under this Indenture, will at all times be a corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, is authorized under applicable law and by its charter to act as an Authenticating Agent and has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000 and is subject to supervision or examination by federal or state authority. If at any time an Authenticating Agent will cease to be eligible in accordance with the provisions of this Section, it will resign immediately in the manner and with the effect specified in this Section. Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent will be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, will be the successor of such Authenticating Agent hereunder, provided such corporation will be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent. An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in the case that at any time such Authenticating Agent will cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent that will be acceptable to the Company and will deliver written notice of such appointment by first-class mail, postage prepaid, to all Holders with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Note Register. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, will become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent will be appointed unless eligible under the provisions of this Section 5.12. The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section. If the Trustee makes such payments, it will be entitled to be reimbursed for such payments, subject to the provisions of Section 5.07. The provisions of Section 2.11, Section 5.04 and Section 5.05 will be applicable to each Authenticating Agent. 27 Schedule 6.01

If an Authenticating Agent is appointed under this Section, the Notes may have endorsed thereon, in addition to or in lieu of the Trustee’s certificate of authentication, an alternate certificate of authentication in substantially the following form: This is one of the Notes designated herein referred to in the within-mentioned Indenture. As Trustee By: As Authenticating Agent By: Name: Title: Section 5.13 Preferred Collection of Claims against Company. If and when the Trustee will be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee will be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). Article VI HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY Section 6.01 Holder Lists. The Trustee will preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders. If the Trustee is not the Registrar, the Company will cause to be furnished to the Trustee at least semiannually on January 1 and July 1 a listing of the Holders dated within 10 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list in such form and as of such date of the names and addresses of the Holders. Section 6.02 Preservation of Information; Communications to Holders. The Trustee will comply with the obligations imposed upon it in accordance with Section 312 of the Trust Indenture Act. Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company, the Trustee, any Paying Agent or any Registrar will be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Notes in accordance with Section 312(c) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee will not be held accountable by reason of delivering any material in accordance with a request made under Section 312(b) of the Trust Indenture Act. Section 6.03 Reports by Trustee. (1) Within 60 days after July 15th of each year commencing with the first July 15th following the date of this Indenture, if required by Section 313(a) of the Trust Indenture Act, the Trustee will transmit, in accordance with Section 313(c) of the Trust Indenture Act, a brief report dated as of such reporting date with respect to any of the events specified in said Section 313(a) and Section 313(b)(2) that may have occurred since the later of the immediately preceding July 15 and the date of this Indenture. (2) The Trustee will transmit the reports required by Section 313(a) of the Trust Indenture Act at the times specified therein. (3) The Trustee shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act. (4) Reports under this Section will be transmitted in the manner and to the Persons required by Section 313(c) and Section 313(d) of the Trust Indenture Act. Section 6.04 Reports by Company. (1) The Company, in accordance with Section 314(a) of the Trust Indenture Act, will: (a) file with the Trustee, within 30 days after the Company files the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the 28 Schedule 6.01

Commission in accordance with Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports in accordance with either of said Sections, then it will file with the Trustee such of the supplementary and periodic information, documents and reports that may be required in accordance with Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in the rules and regulations of the Commission; (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional certificates, information, documents and reports with respect to compliance by the Company, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and (c) transmit to the Holders, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company in accordance with paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such will not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates). (2) The Company intends to file the reports referred to in Section 6.04(1) with the Commission in electronic form in accordance with Regulation S-T of the Commission using the Commission’s Electronic Data Gathering, Analysis and Retrieval system, or, if the Commission will not accept such reports or information, the Company intends to post such reports and information on its website. Compliance with the foregoing, or any successor electronic system approved by the Commission, will constitute delivery by the Company of such reports to the Trustee and Holders in compliance with the provision of Section 6.04(1) and Trust Indenture Act Section 314(a). Notwithstanding anything to the contrary herein, the Trustee will have no duty to search for or obtain any electronic or other filings that the Company makes with the Commission, regardless of whether such filings are periodic, supplemental or otherwise. Delivery of the reports, information and documents to the Trustee in accordance with this Section 6.04(2) will be solely for the purposes of compliance with this Section 6.04(2) and the Trust Indenture Act Section 314(a). The Trustee’s receipt of such reports, information and documents is for informational purposes only and the Trustee’s receipt of such will not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates). The Trustee shall have no liability or responsibility for the filing, content or timeliness of any report hereunder aside from any report reported under Section 6.03 hereof. Article VII SUCCESSORS Section 7.01 Merger, Consolidation or Sale of All or Substantially All Assets. The Company will not, in any transaction or series of related transactions, consolidate with or merge into any Person or sell, assign, transfer, lease or otherwise convey all or substantially all its properties and assets to any Person, unless: (1) either the Company will be the continuing Person (in the case of a merger), or the successor Person (if other than the Company) formed by such consolidation or into which the Company is merged or which acquires by sale, assignment, transfer, lease or other conveyance all or substantially all the properties and assets of the Company will be a corporation, limited liability company or partnership organized and existing under the laws of the United States, any state thereof or the District of Columbia and will expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto executed by such successor corporation, limited liability company or partnership and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, and interest on, all the Outstanding Notes and the due and punctual performance and observance of every obligation in this Indenture and the Outstanding Notes on the part of the Company to be performed or observed; (2) immediately after giving effect to such transaction and treating any indebtedness that becomes an obligation of the Company or any Subsidiary as a result of that transaction as having been incurred by the Company or any Subsidiary at the time of the transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, will have occurred and be continuing; and (3) either the Company or the successor Person will have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease or other conveyance has occurred and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Article VII and all conditions precedent herein provided for relating to such transaction have been complied with. 29 Schedule 6.01

For purposes of the foregoing, any sale, assignment, transfer, lease or other conveyance of all or any of the properties and assets of one or more Subsidiaries of the Company (other than to the Company or another Subsidiary), which, if such properties and assets were directly owned by the Company, would constitute all or substantially all of the Company’s properties and assets, will be deemed to be the transfer of all or substantially all of the properties and assets of the Company. Section 7.02 Successor Person Substituted for Company. Upon any consolidation by the Company with or merger of the Company into any other Person or any sale, assignment, transfer, lease or conveyance of all or substantially all of the properties and assets of the Company to any Person in accordance with Section 7.01, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, assignment, transfer, lease or other conveyance is made will succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and thereafter, except in the case of a lease, the predecessor Person will be released from all obligations and covenants under this Indenture and the Notes. Article VIII SUPPLEMENTAL INDENTURES Section 8.01 Supplemental Indentures without Consent of Holders. Without the consent of any Holders of Notes, the Company (when authorized by or in accordance with a Board Resolution) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes: (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company contained herein and in the Notes; (2) to add to the covenants of the Company for the benefit of the Holders (as will be specified in such supplemental indenture or indentures) or to surrender any right or power herein conferred upon the Company with respect to the Notes issued under this Indenture (as will be specified in such supplemental indenture or indentures); (3) to permit or facilitate the issuance of Notes in uncertificated or global form, provided any such action will not adversely affect the interests of the Holders; (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as will be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, in accordance with the requirements of Section 5.10; (5) to cure any ambiguity or to correct or supplement any provision herein that may be defective or that may be inconsistent with any other provision herein; (6) to make any other provisions with respect to matters or questions arising under this Indenture that will not adversely affect the interests of the Holders of the Outstanding Notes in any material respect; (7) to add any additional Events of Default (as will be specified in such supplemental indenture); (8) to supplement any of the provisions of this Indenture to such extent as will be necessary to permit or facilitate the Legal Defeasance, Covenant Defeasance and/or satisfaction and discharge of the Notes in accordance with Article III, provided that any such action will not adversely affect the interests of any Holder in any material respect; (9) to provide for the issuance of Exchange Notes; (10) to conform any provision in this Indenture to the requirements of the Trust Indenture Act; or (11) to make any change that does not adversely affect the legal rights under this Indenture of any Holder. Section 8.02 Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes, by Act of said Holders delivered to the Company and the Trustee, the Company (when authorized by or in accordance with a Board Resolution) and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of the Notes or of modifying in any manner the rights of the Holders under this Indenture; provided that no such supplemental indenture, without the consent of the Holder of each Outstanding Note affected thereby, will 30 Schedule 6.01

(1) reduce the rate of or change the time for payment of interest, including Defaulted Interest, on any Notes; (2) reduce the principal of or change the Stated Maturity of any Notes, or change the date on which any Notes may be subject to redemption or reduce the Redemption Price therefore; (3) make any Note payable in money other than Dollars; (4) make any change in provisions of this Indenture protecting the right of each Holder to receive payment of principal of and interest on such Note on or after the due date thereof or to bring suit to enforce such payment; (5) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in Section 4.12 or Section 9.05 of this Indenture; or (6) modify any of the provisions of this Section 8.02, Section 4.12 or Section 9.05, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby. It will not be necessary for any Act of Holders under this Section 8.02 to approve the particular form of any proposed supplemental indenture, but it will be sufficient if such Act will approve the substance thereof. Section 8.03 Execution of Supplemental Indentures. As a condition to executing or accepting the additional trusts created by any supplemental indenture permitted by this Article VIII or the modifications thereby of the trust created by this Indenture, the Trustee will be entitled to receive, and (subject to Section 5.01) will be fully protected in relying upon, an Officers’ Certificate and an Opinion of Counsel to the effect that the execution of such supplemental indenture is authorized or permitted by this Indenture and that such supplemental indenture has been duly authorized, executed and delivered by, and is a valid, binding and enforceable obligation of, the Company, subject to customary exceptions, and to the extent applicable pursuant to Section 8.01, that such supplemental indenture does not adversely affect the interests of the Holders. The Trustee shall execute any such supplemental indenture except that the Trustee may, but will not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise. Section 8.04 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article VIII, this Indenture will be modified in accordance therewith, and such supplemental indenture will form a part of this Indenture for all purposes; and every Holder theretofore or thereafter authenticated and delivered hereunder. Section 8.05 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture in accordance with this Article VIII may, and will, if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture. If the Company will so determine, new Notes so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes. Section 8.06 Conformity with Trust Indenture Act. Every supplemental indenture executed in accordance with this Article will conform to the requirements of the Trust Indenture Act as then in effect. Article IX COVENANTS Section 9.01 Payment of Principal and Interest. The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of, and interest on, the Notes, in accordance with the terms thereof and this Indenture. Principal and interest will be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 11:00 a.m., New York, New York time, on any Interest Payment Date, an amount in immediately available funds provided by the Company that is designated for and sufficient to pay all principal and interest then due. The Company will pay all Additional Interest, if any, on the dates and in the amounts set forth in the Registration Rights Agreement. 31 Schedule 6.01

If Additional Interest is payable by the Company in accordance with the Registration Rights Agreement, the Company will deliver to the Trustee a certificate to that effect stating (i) the amount of such Additional Interest that is payable and (ii) the date on which such Additional Interest is payable. Unless and until a Responsible Officer of the Trustee receives such a certificate or instruction or direction from the Holders in accordance with the terms of this Indenture, the Trustee may assume without inquiry that no Additional Interest is payable. The foregoing will not prejudice the rights of the Holders with respect to their entitlement to Additional Interest as otherwise set forth in this Indenture or the Notes and pursuing any action against the Company directly or otherwise directing the Trustee to take such action in accordance with the terms of this Indenture and the Notes. If the Company has paid Additional Interest directly to persons entitled to it, the Company will deliver to the Trustee a certificate setting forth the particulars of such payment. Section 9.02 Maintenance of Office. The Company will maintain an office or agency in the Borough of Manhattan, New York, New York (which may be an office of the Trustee or an Affiliate of the Trustee or Registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company fails to maintain any such required office or agency or fails to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee. The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission will, in any manner, relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, New York, New York. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 9.02. Section 9.03 Money for Notes Payments to Be Held in Trust. If the Company will at any time act as its own Paying Agent, it will, on or before each due date of the principal of, or interest on, any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in Dollars sufficient to pay the principal or interest, as the case may be, so becoming due until such sums will be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act. Whenever the Company will have one or more Paying Agents, it will, on or prior to each due date of the principal of, or interest on, any Notes, deposit with any Paying Agent a sum in Dollars sufficient to pay the principal or interest, as the case may be, so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act. The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent will agree with the Trustee, subject to the provisions of this Section that such Paying Agent will: (1) hold all sums held by it for the payment of the principal of, or interest on, the Notes in trust for the benefit of the Persons entitled thereto until such sums will be paid to such Persons or otherwise disposed of as provided in or under this Indenture; (2) give the Trustee notice of any default by the Company in the making of any payment of principal, or interest on, the Notes; and (3) at any time during the continuance of any such default, upon the written request of the Trustee, pay to the Trustee all sums so held in trust by such Paying Agent. The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order, direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent will be released from all further liability with respect to such sums. 32 Schedule 6.01

Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, or interest on, any Note, remaining unclaimed for two years after such principal or interest will have become due and payable, will be paid to the Company upon a Company Request, or (if then held by the Company) will be discharged from such trust; and the Holder of such Note will thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof will thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, not later than 30 days after the Company’s request for such repayment, at the expense of the Company, cause to be published once, in an Authorized Newspaper in each Place of Payment or to be delivered to such Holders of Notes, or both, notice that such money remains unclaimed and that, after a date specified therein which will not be less than 30 days from the date of such publication or delivery, nor will it be earlier than two years after such principal and/or interest will have become due and payable, any unclaimed balance of such money then remaining will be repaid to the Company. Section 9.04 Financial Covenants. (1) The Company shall maintain cash on hand at least equal to the next twelve months of interest payments on the Notes so long as the Notes remain Outstanding. (2) The Company shall not incur, and shall not permit any of its Subsidiaries to incur, directly or indirectly, any indebtedness, unless the Company’s Consolidated Indebtedness to GAAP Capitalization Ratio for the most recently completed fiscal quarter immediately preceding the date on which such additional indebtedness would be incurred would have been no greater than 40%, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom) as if the additional indebtedness and all other indebtedness incurred since the immediately preceding fiscal quarter had been incurred as of such day (except to the extent such indebtedness has been or will be used to prepay other indebtedness) and the proceeds therefrom applied as of such day. (3) Other than existing secured indebtedness of the Company or any of its Subsidiaries, the Company will not incur or permit to exist any mortgage, pledge, encumbrance or lien or charge securing indebtedness on any property or asset of the Company or any of its Subsidiaries in excess of 20% of the Consolidated Indebtedness of the Company when combined with any existing secured indebtedness of the Company or any of its Subsidiaries. (4) The Company will use reasonable best efforts to maintain a rating of the Notes from Egan-Jones Ratings Company, provided that, in the event Egan-Jones Ratings Company is no longer available to rate the Notes, the Company shall use its reasonable best efforts to maintain a rating of the Notes with another Ratings Agency. Section 9.05 Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 9.02 to Section 9.04, inclusive, with respect to the Notes, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Notes, by Act of such Holders, either will waive such compliance in such instance or generally will have waived compliance with such term, provision or condition, but no such waiver will extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver will become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition will remain in full force and effect. Section 9.06 Company Statement as to Compliance. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers’ Certificate covering the preceding calendar year, stating whether or not, to the best of his or her knowledge, the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to notice requirements or periods of grace) and if the Company will be in default, specifying all such defaults and the nature and status thereof of which he or she may have knowledge. Article X REDEMPTION OF SECURITIES Section 10.01 Applicability of Article. (1) Except as provided in this Section 10.01, the Notes are not subject to redemption at the option of the Company or the Holders. 33 Schedule 6.01

(2) On and after November 30, 2023, the Company may redeem all or a part of the Notes, from time to time, at the following redemption prices (expressed as a percentage of the principal amount) plus accrued and unpaid interest and Additional Interest, if any, on the Notes redeemed to, but not including, the applicable Redemption Date (subject to the rights of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period beginning on November 30 of the years indicated below: Year Redemption Price 2023 102.81250% 2024 101.40625% 2025, and thereafter 100.00000% Section 10.02 Election to Redeem; Notice to Trustee. The election of the Company to redeem any Notes will be evidenced by a Company Order. In case of any redemption of less than all of the Notes, the Company will, at least 30 days but not more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice will be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Notes to be redeemed. In the case of any redemption of Notes (i) prior to the expiration of any restriction on such redemption provided in the terms of such Notes or elsewhere in this Indenture or (ii) in accordance with an election of the Company that is subject to a condition specified in the terms of such Notes or elsewhere in this Indenture, the Company will furnish to the Trustee an Officers’ Certificate evidencing compliance with such restriction or condition. Section 10.03 Selection by Trustee of Notes to be Redeemed. If less than all of the Notes are to be redeemed, the Notes will be redeemed on a pro rata basis as to the Holders, and if the Notes are represented by Global Notes held by the Depositary and such redemption is processed through the Depositary, such redemption will be made on a “Pro Rata Pass-Through Distribution of Principal” basis in accordance with the procedures of the Depositary. In the event a pro rata redemption as provided in the preceding sentence is not permitted under applicable law or applicable requirements of the Depositary, the Notes to be redeemed will be selected by lot or such method as the Trustee will deem fair and appropriate. The Trustee will promptly notify the Company and the Registrar (if other than itself) in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes will relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal of such Notes which has been or is to be redeemed. Section 10.04 Notice of Redemption. Notice of redemption will be given in the manner provided in Section 10.05 not less than 30 nor more than 60 days prior to the Redemption Date to the Holders of Notes to be redeemed. Failure to give notice by delivering in the manner herein provided to the Holder of any Notes designated for redemption as a whole or in part, or any defect in the notice to any such Holder, will not affect the validity of the proceedings for the redemption of any other Notes or portions thereof. Any notice that is delivered to the Holder of any Notes in the manner herein provided will be conclusively presumed to have been duly given, whether or not such Holder receives the notice. All notices of redemption will state: (1) the Redemption Date, (2) the Redemption Price, (3) if less than all Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Note or Notes to be redeemed, (4) that, in case any Note is to be redeemed in part only, on and after the Redemption Date, upon surrender of such Note, the Holder of such Note will receive, without charge, a new Note or Notes of authorized denominations for the principal amount thereof remaining unredeemed, 34 Schedule 6.01

(5) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Note or portion thereof to be redeemed, together (if applicable) with accrued and unpaid interest and Additional Interest, if any, thereon (subject, if applicable, to the provisos to the first paragraph of Section 10.06), and, if applicable, that interest thereon will cease to accrue on and after said date, (6) the place or places where such Notes are to be surrendered for payment of the Redemption Price and any accrued interest pertaining thereto, and (7) the section hereunder providing for such redemption. The notice of redemption shall include the “CUSIP” number reference numbers of such Notes, if any (or any other numbers used by a Depositary to identify such Notes). Notice of redemption of Notes to be redeemed at the election of the Company will be given by the Company or, at the Company’s request, delivered at least 10 days before the date such notice is to be given (unless a shorter period will be acceptable to the Trustee) by the Trustee in the name and at the expense of the Company. Section 10.05 Deposit of Redemption Price. On or prior to 11:00 am., New York, New York time, on any Redemption Date, the Company will deposit, with respect to the Notes called for redemption in accordance with Section 10.04, with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 9.03) an amount sufficient to pay the Redemption Price of, and (except if the Redemption Date will be an Interest Payment Date) any accrued interest on, all such Notes or portions thereof which are to be redeemed on that date. Section 10.06 Notes Payable on Redemption Date. Notice of redemption having been given as provided above, the Notes so to be redeemed will, on the Redemption Date, become due and payable at the Redemption Price therein specified, together with accrued and unpaid interest and Additional Interest, if any, thereon and from and after such date (unless the Company will default in the payment of the Redemption Price and accrued interest, if any) such Notes will cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note will be paid by the Company at the Redemption Price, together with any accrued and unpaid interest and Additional Interest, if any, thereon to but excluding the Redemption Date; provided, however, that installments of interest on Notes whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Notes registered as such at the close of business on the Regular Record Dates therefor according to their terms and the provisions of Section 2.10. If any Note called for redemption will not be so paid upon surrender thereof for redemption, the principal, until paid, will bear interest from the Redemption Date at the rate prescribed therefor in the Note or, if no rate is prescribed therefor in the Note, at the rate of interest, if any, borne by such Note. Section 10.07 Notes Redeemed in Part. Any Note which is to be redeemed only in part will be surrendered at any office or agency for such Note (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company will execute, and the Trustee will authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered. If a Global Note is so surrendered, the Company will execute, and the Trustee will authenticate and deliver to the Depositary for such Global Note as will be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Global Note in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Note so surrendered. Upon surrender of a Note that is redeemed in part, the Company will issue, and the Trustee will authenticate for the Holder at the expense of the Company, a new Note equal in principal amount to the unredeemed portion of the Note surrendered representing the same indebtedness to the extent not redeemed. Notwithstanding anything in this Indenture to the contrary, only a Company Order and not an Opinion of Counsel or an Officers’ Certificate of the Company is required for the Trustee to authenticate such new Note. [Signature Page Follows] 35 Schedule 6.01

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly signed as of the date first written above. Universal Insurance Holdings, Inc. By: /s/ Frank C. Wilcox Name: Frank C. Wilcox Title: Chief Financial Officer UMB Bank National Association As Trustee By: /s/ Mauri Cowen Name: Mauri Cowen Title: Senior Vice President 36 Schedule 6.01

EXHIBIT A-1 (FORM OF DEFINITIVE SENIOR UNSECURED NOTE) UNIVERSAL INSURANCE HOLDINGS, INC. 5.625 % SENIOR UNSECURED NOTE DUE NOVEMBER 30, 2026 THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT’), OR UNDER ANY APPLICABLE STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, INCLUDING (BUT NOT LIMITED TO) IN ACCORDANCE AND IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IF REQUESTED, OR (II) UNLESS SOLD IN ACCORDANCE WITH RULE 144 UNDER SAID ACT. THIS SECURITY AND THE OBLIGATIONS OF THE COMPANY (AS DEFINED HEREIN) AS EVIDENCED HEREBY ARE NOT DEPOSITS WITH OR HELD BY THE COMPANY AND ARE NOT INSURED OR GUARANTEED BY ANY FEDERAL AGENCY OR INSTRUMENTALITY, INCLUDING, WITHOUT LIMITATION, THE FEDERAL DEPOSIT INSURANCE CORPORATION. CERTAIN ERISA CONSIDERATIONS: THE HOLDER OF THIS SECURITY, OR ANY INTEREST HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF AGREES, REPRESENTS AND WARRANTS THAT (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND (B) NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN WILL ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY, OR ANY INTEREST HEREIN, ARE NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE AND HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS A-1-1 Schedule 6.01

PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN TO WHICH TITLE I OF ERISA OR SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE “PLAN ASSETS” OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE OR HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH FULL EXEMPTIVE RELIEF IS NOT AVAILABLE UNDER APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION. ANY FIDUCIARY OF ANY PLAN WHO IS CONSIDERING THE ACQUISITION OF ANY OF THE SECURITIES SHOULD CONSULT WITH HIS OR HER LEGAL COUNSEL PRIOR TO ACQUIRING SUCH SECURITIES. A-1-2 Schedule 6.01

No. [•] CUSIP Accredited Investors: 91359V AB3 CUSIP QIBs: 91359V AA5 UNIVERSAL INSURANCE HOLDINGS, INC. 5.625% SENIOR UNSECURED NOTE DUE NOVEMBER 30, 2026 1. Indenture; Holders. This note is one of a duly authorized issue of notes of Universal Insurance Holdings, Inc., a Delaware corporation (the “Company”), designated as the “5.625% Senior Unsecured Notes due 2026” (the “Notes”) in an aggregate principal amount of $100,000,000 and initially issued on November 23, 2021. The Company has issued this Note under that certain Indenture dated as of November 23, 2021, as the same may be amended or supplemented from time to time (“Indenture”), between the Company and UMB Bank National Association, as Trustee. All capitalized terms not otherwise defined in this Note will have the meanings assigned to them in the Indenture. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. This Note is subject to all such terms, and the Holder is referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note irreconcilably conflicts with the express provisions of the Indenture, the provisions of the Indenture will govern and be controlling. 2. Payment. (a) The Company, for value received, promises to pay to [•], or its registered assigns, the principal sum of [•] Dollars (U.S.) ($[•]), plus accrued but unpaid interest on November 30, 2026 (the “Maturity Date”). The Company will pay interest at a rate of 5.625% per annum (subject to adjustment as described below), computed on the basis of a 360-day year consisting of twelve 30-day months and payable semi-annually on May 30 and November 30 of each year (each payment date, an “Interest Payment Date”). Beginning November 30, 2021, in the event the Notes are downgraded by the Ratings Agency below A- but equal to or above BBB-, the rate of interest on the Notes shall increase by 0.50% to 6.125%. If the rating is subsequently increased back to A- or higher, the rate of interest will decrease by 0.50% to 5.625%. If the rating is further downgraded to BB+ or lower, the rate of interest will increase by another 0.50% to 6.625%. If the rating is subsequently improved back to BBB- or higher, the rate of interest will decrease by 0.50% to 6.125%. Each adjustment required by any event described herein will take effect from the first Interest Payment Date following the date on which the Company receives notice that such event has occurred. As such, interest will not accrue at such increased or decreased rate until the next Interest Payment Date following the date on which the event occurs. If the Ratings Agency changes its rating of the Notes more than once prior to any particular Interest Payment Date or ceases to provide a rating of the Notes, the last change by the Ratings Agency prior to such Interest Payment Date will control for purposes of any interest rate increase or decrease. (b) In the event that any Interest Payment Date falls on a day that is not a Business Day (as defined below), the interest payment due on that date shall be postponed to the next day that is a Business Day and no additional interest shall accrue as a result of that postponement. The term “Business Day” means any day other than a Saturday or Sunday or any other day on which banking institutions in the State of New York are generally authorized or required by law or executive order to be closed. A-1-3 Schedule 6.01

The Company will pay interest on this Note to the Person who is the registered Holder as of the close of business on the fifteenth (15th) calendar day prior to the applicable Interest Payment Date, except as provided in Section 2.10 of the Indenture with respect to Defaulted Interest. This Note will be payable as to principal and interest at the office or agency of the Paying Agent, or, at the option of the Company, payment of interest may be made by check delivered to the Holder at its address set forth in the Note Register or by wire transfer to an account appropriately designated by the Person entitled to payment; provided, that the Paying Agent will have received written notice of such account designation at least five Business Days prior to the date of such payment (subject to surrender of this Note in the case of a payment of interest at Maturity). 3. Paying Agent and Registrar. UMB Bank National Association, the Trustee (“Trustee”) under the Indenture, will act as the initial Paying Agent and Registrar through its offices presently located at 5555 San Felipe, Suite 870, Houston, Texas 77056. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity. 4. Redemption. The Company may, at any time or from time to time on or after November 30, 2023, redeem this Note, in whole or in part, without premium or penalty, but in all cases in a principal amount with integral multiples of $1,000. This Notes is not subject to redemption as the option of the Holder. On or after November 30, 2023, the Company may on any one or more occasions redeem all or a part of the Notes, upon notice as provided in the Indenture, at the redemption prices (expressed as percentages of principal amount of this Note, or portion thereof, to be redeemed) set forth below, plus accrued and unpaid interest, if any, on the Notes redeemed, to, but excluding, the applicable redemption date, if redeemed during the twelve-month period beginning on November 30 of the years indicated below: Year Percentage 2023 102.81250% 2024 101.40625% 2025, and thereafter 100.00000 % Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date. If less than the then outstanding principal amount of this Note is redeemed, (i) a new note shall be issued representing the unredeemed portion without charge to the Holder thereof and (ii) such redemption shall be effected on a pro rata basis as to the Holder, and if the Notes are represented by Global Notes held by the Depositary and such redemption is processed through the Depositary, such redemption will be made on a “Pro Rata Pass-Through Distribution of Principal” basis in accordance with the procedures of the Depositary. In the event a pro rata redemption as provided in the preceding sentence is not permitted under applicable law or applicable requirements of the Depositary, the Notes to be redeemed will be selected by lot or such method as the Trustee will deem fair and appropriate. A-1-4 Schedule 6.01

5. Events of Default; Acceleration. An “Event of Default” means any one of the events described in Section 4.01 of the Indenture. If an Event of Default described in Section 4.01(1) or Section 4.01(2) of the Indenture occurs, then the principal amount of all of the Outstanding Notes, and accrued and unpaid interest, if any, on all Outstanding Notes will become and be immediately due and payable without any declaration or other act on the part of the Trustee or the Holder, and the Company waives demand, presentment for payment, notice of nonpayment, notice of protest, and all other notices with respect to such Event of Default. If any Event of Default occurs and is continuing, the Trustee may also pursue any other available remedy to collect the payment of principal of, and interest on, the Notes or to enforce the performance of any provision of the Notes or the Indenture. 6. Failure to Make Payments. If the Company fails to make any payment of interest on this Note when such interest becomes due and payable and such default continues for a period of 30 days, or if the Company fails to make any payment of the principal of this Note when such principal becomes due and payable, the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holder, the whole amount then due and payable with respect to this Note, with interest upon the overdue principal, any premium and, to the extent permitted by applicable law, upon any overdue installments of interest at the rate or respective rates, as the case may be, provided for or with respect to this Note or, if as such rate or rates are so provided, at the rate or respective rates, as the case may be, of interest borne by this Note. Upon an Event of Default, the Company may not declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company’s capital stock, other than: (i) any dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, any class of Company’s common stock; (ii) any declaration of a dividend in connection with the implementation of a shareholders’ rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; (iii) as a result of a reclassification of Company’s capital stock or the exchange or conversion of one class or series of Company’s capital stock for another class or series of Company’s capital stock; (iv) the purchase of fractional interests in shares of Company’s capital stock in accordance with the conversion or exchange provisions of such capital stock or the security being converted or exchanged; or (v) purchases of any class of Company’s common stock related to the issuance of common stock or rights under any of benefit plans for Company’s directors, officers or employees or any of Company’s dividend reinvestment plans. 7. Denominations, Transfer, Exchange. The Notes are issuable only in registered form without interest coupons in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The transfer of this Note may be registered and this Note may be exchanged as provided in the Indenture. The Registrar may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require the Holder to pay any taxes and fees required by law or permitted by the Indenture. A-1-5 Schedule 6.01

8. Charges and Transfer Taxes. No service charge will be made for any registration of transfer or exchange of this Note, or any redemption or repayment of this Note, or any conversion or exchange of this Note for other types of securities or property, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of this Note from the Holder requesting such transfer or exchange. 9. Persons Deemed Owners. The Company and the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent will be affected by notice to the contrary. 10. Amendments; Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes at any time by the Company and the Trustee with the consent of the holders of a majority in principal amount of the then Outstanding Notes. The Indenture also contains provisions permitting the holders of specified percentages in principal amount of the then Outstanding Notes, on behalf of the holders of all Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver will be conclusive and binding upon the Holders and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. 11. Sinking Fund; Convertibility. This Note is not entitled to the benefit of any sinking fund. This Note is not convertible into or exchangeable for any of the equity securities, other securities or assets of the Company or any Subsidiary. 12. No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Note, or for any claim based thereon or otherwise in respect thereof, will be had against any past, present or future shareholder, employee, officer, or director, as such, of the Company or of any predecessor or successor, either directly or through the Company or any predecessor or successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Note by the Holder and as part of the consideration for the issuance of this Note. 13. Authentication. This Note will not be valid until authenticated by the manual signature of the Trustee or an Authenticating Agent. 14. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors Act). Additional abbreviations may also be used though not in the above list. 15. Available Information. The Company will furnish to the Holder upon written request and without charge a copy of the Indenture. Requests by Holders to the Company may be made to: Universal Insurance Holdings, Inc., 1110 W. Commercial Blvd., Fort Lauderdale, FL 33309, Attn: Chief Financial Officer. A-1-6 Schedule 6.01

16. Governing Law. THIS NOTE WILL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREOF. [Signature Page Follows] A-1-7 Schedule 6.01

IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed. Dated: Universal Insurance Holdings, Inc. By: Name: Title: TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Notes of Universal Insurance Holdings, Inc. referred to in the within-mentioned Indenture: UMB Bank National Association as Trustee By: Name: Title: Dated: A-1-8 Schedule 6.01

ASSIGNMENT FORM To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to: (Print or type assignee’s name, address and zip code) (Insert assignee’s social security or tax I.D. No.) and irrevocably appoint _______________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him. Date: Your signature: (Sign exactly as your name appears on the face of this Note) Tax Identification No: Signature Guarantee: (Signatures must be guaranteed by an eligible guarantor institution (banks, stockbroker’s, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Exchange Act Rule 17Ad-15). The undersigned certifies that it [is / is not] an Affiliate of the Company and that, to its knowledge, the proposed transferee [is / is not] an Affiliate of the Company. In connection with any transfer or exchange of this Note occurring prior to the date that is one year after the later of the date of original issuance of this Note and the last date, if any, on which this Note was owned by the Company or any Affiliate of the Company, the undersigned confirms that this Note is being: CHECK ONE BOX BELOW: ☐ (1) acquired for the undersigned’s own account, without transfer; ☐ (2) transferred to the Company; ☐ (3) transferred in accordance and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); ☐ (4) transferred under an effective registration statement under the Securities Act; ☐ (5) transferred in accordance with and in compliance with Regulation S under the Securities Act; ☐ (6) transferred to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) or an “accredited investor” (as defined inRule 501(a)(4) under the Securities Act), that has furnished a signed letter containing certain representation’s and agreements; or A-1-9 Schedule 6.01

☐ (7) transferred in accordance with another available exemption from the registration requirements of the Securities Act of 1933, as amended. Unless one of the boxes is checked, the Paying Agent will refuse to register this Note in the name of any person other than the registered Holder thereof; provided, however, that if box (5), (6) or (7) is checked, the Paying Agent may require, prior to registering any such transfer of this Note, in its sole discretion, such legal opinions, certifications and other information as the Paying Agent may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act such as the exemption provided by Rule 144 under such Act. Signature: Signature Guarantee: (Signatures must be guaranteed by an eligible guarantor institution (banks, stockbroker’s, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Exchange Act Rule 17Ad-l5). TO BE COMPLETED BY PURCHASER IF BOX (1) OR (3) ABOVE IS CHECKED. The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A. Date: Signature: A-1-10 Schedule 6.01

EXHIBIT A-2 (FORM OF GLOBAL NOTE) THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT’), OR UNDER ANY APPLICABLE STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, INCLUDING (BUT NOT LIMITED TO) IN ACCORDANCE AND IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IF REQUESTED, OR (II) UNLESS SOLD IN ACCORDANCE WITH RULE 144 UNDER SAID ACT. THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO AS NOMINEE OF THE DEPOSITORY TRUST COMPANY (“DTC”) OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES SPECIFIED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS NOTE WILL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS NOTE WILL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF. Schedule 6.01

THIS SECURITY AND THE OBLIGATIONS OF THE COMPANY (AS DEFINED HEREIN) AS EVIDENCED HEREBY ARE NOT DEPOSITS WITH OR HELD BY THE COMPANY AND ARE NOT INSURED OR GUARANTEED BY ANY FEDERAL AGENCY OR INSTRUMENTALITY, INCLUDING, WITHOUT LIMITATION, THE FEDERAL DEPOSIT INSURANCE CORPORATION. CERTAIN ERISA CONSIDERATIONS: THE HOLDER OF THIS SECURITY, OR ANY INTEREST HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF AGREES, REPRESENTS AND WARRANTS THAT (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND (B) NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN WILL ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY, OR ANY INTEREST HEREIN, ARE NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE AND HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN TO WHICH TITLE I OF ERISA OR SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE “PLAN ASSETS” OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE OR HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH FULL EXEMPTIVE RELIEF IS NOT AVAILABLE UNDER APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION. ANY FIDUCIARY OF ANY PLAN WHO IS CONSIDERING THE ACQUISITION OF ANY OF THE SECURITIES SHOULD CONSULT WITH HIS OR HER LEGAL COUNSEL PRIOR TO ACQUIRING SUCH SECURITIES. Schedule 6.01

No. [•] CUSIP Accredited Investors: 91359V AB3 CUSIP QIBs: 91359V AA5 UNIVERSAL INSURANCE HOLDINGS, INC. 5.625% SENIOR UNSECURED NOTE DUE NOVEMBER 30, 2026 1. Indenture; Holders. This note is one of a duly authorized issue of notes of Universal Insurance Holdings, Inc., a Delaware corporation (the “Company”) designated as the “5.625% Senior Unsecured Notes due 2026” (the “Notes”) in an aggregate principal amount of $100,000,000 and initially issued on November 23, 2021. The Company has issued this Note under that certain Indenture dated as of November 23, 2021, as the same may be amended or supplemented from time to time (“Indenture”), between the Company and UMB Bank National Association, as Trustee. All capitalized terms not otherwise defined in this Note will have the meanings assigned to them in the Indenture. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. This Note is subject to all such terms, and the Holder is referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note irreconcilably conflicts with the express provisions of the Indenture, the provisions of the Indenture will govern and be controlling. 2. Payment. (a) The Company, for value received, promises to pay to CEDE & CO., or its registered assigns, the principal sum of ONE HUNDRED MILLION Dollars (U.S.) ($100,000,000), plus accrued but unpaid interest on November 30, 2026 (the “Maturity Date”). The Company will pay interest at a rate of 5.625% per annum (subject to adjustment as described below), computed on the basis of a 360-day year consisting of twelve 30-day months and payable semi-annually on May 30 and November 30 of each year (each payment date, an “Interest Payment Date”). Beginning November 30, 2021, in the event the Notes are downgraded by the Ratings Agency below A- but equal to or above BBB-, the rate of interest on the Notes shall increase by 0.50% to 6.125%. If the rating is subsequently increased back to A- or higher, the rate of interest will decrease by 0.50% to 5.625%. If the rating is further downgraded to BB+ or lower, the rate of interest will increase by another 0.50% to 6.625%. If the rating is subsequently improved back to BBB- or higher, the rate of interest will decrease by 0.50% to 6.125%. Each adjustment required by any event described herein will take effect from the first Interest Payment Date following the date on which the Company receives notice that such event has occurred. As such, interest will not accrue at such increased or decreased rate until the next Interest Payment Date following the date on which the event occurs. If the Ratings Agency changes its rating of the Notes more than once prior to any particular Interest Payment Date or ceases to provide a rating of the Notes, the last change by the Ratings Agency prior to such Interest Payment Date will control for purposes of any interest rate increase or decrease. (b) In the event that any Interest Payment Date falls on a day that is not a Business Day (as defined below), the interest payment due on that date shall be postponed to the next day that is a Business Day and no additional interest shall accrue as a result of that postponement. The term “Business Day” means any day other than a Saturday or Sunday or any other day on which banking institutions in the State of New York are generally authorized or required by law or executive order to be closed. Schedule 6.01

The Company will pay interest on this Note to the Person who is the registered Holder as of the close of business on the fifteenth (15th) calendar day prior to the applicable Interest Payment Date, except as provided in Section 2.10 of the Indenture with respect to Defaulted Interest. This Note will be payable as to principal and interest at the office or agency of the Paying Agent, or, at the option of the Company, payment of interest may be made by check delivered to the Holder at its address set forth in the Note Register or by wire transfer to an account appropriately designated by the Person entitled to payment; provided, that the Paying Agent will have received written notice of such account designation at least five Business Days prior to the date of such payment (subject to surrender of this Note in the case of a payment of interest at Maturity). 3. Paying Agent and Registrar. UMB Bank National Association, the Trustee (“Trustee”) under the Indenture, will act as the initial Paying Agent and Registrar through its offices presently located at 5555 San Felipe, Suite 870, Houston, Texas 77056. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity. 4. Redemption. The Company may, at any time or from time to time on or after November 30, 2023, redeem this Note, in whole or in part, without premium or penalty, but in all cases in a principal amount with integral multiples of $1,000. This Notes is not subject to redemption at the option of the Holder. On or after November 30, 2023, the Company may on any one or more occasions redeem all or a part of the Notes, upon notice as provided in the Indenture, at the redemption prices (expressed as percentages of principal amount of this Note, or portion thereof, to be redeemed) set forth below, plus accrued and unpaid interest, if any, on the Notes redeemed, to, but excluding, the applicable redemption date, if redeemed during the twelve-month period beginning on November 30 of the years indicated below: Year Percentage 2023 102.81250% 2024 101.40625% 2025, and thereafter 100.00000 % Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date. If less than the then outstanding principal amount of this Note is redeemed, (i) a new note shall be issued representing the unredeemed portion without charge to the Holder thereof and (ii) such redemption shall be effected on a pro rata basis as to the Holder, and if the Notes are represented by Global Notes held by DTC and such redemption is processed through DTC, such redemption will be made on a “Pro Rata Pass-Through Distribution of Principal” basis in accordance with the procedures of DTC. In the event a pro rata redemption as provided in the preceding sentence is not permitted under applicable law or applicable requirements of DTC, the Notes to be redeemed will be selected by lot or such method as the Trustee will deem fair and appropriate. Schedule 6.01

5. Events of Default; Acceleration. An “Event of Default” means any one of the events described in Section 4.01 of the Indenture. If an Event of Default described in Section 4.01(1) or Section 4.01(2) of the Indenture occurs, then the principal amount of all of the Outstanding Notes, and accrued and unpaid interest, if any, on all Outstanding Notes will become and be immediately due and payable without any declaration or other act on the part of the Trustee or the Holder, and the Company waives demand, presentment for payment, notice of nonpayment, notice of protest, and all other notices with respect to such Event of Default. If any Event of Default occurs and is continuing, the Trustee may also pursue any other available remedy to collect the payment of principal of, and interest on, the Notes or to enforce the performance of any provision of the Notes or the Indenture. 6. Failure to Make Payments. If the Company fails to make any payment of interest on this Note when such interest becomes due and payable and such default continues for a period of 30 days, or if the Company fails to make any payment of the principal of this Note when such principal becomes due and payable, the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holder, the whole amount then due and payable with respect to this Note, with interest upon the overdue principal, any premium and, to the extent permitted by applicable law, upon any overdue installments of interest at the rate or respective rates, as the case may be, provided for or with respect to this Note or, if no such rate or rates are so provided, at the rate or respective rates, as the case may be, of interest borne by this Note. Upon an Event of Default, the Company may not declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company’s capital stock, other than: (i) any dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, any class of Company’s common stock; (ii) any declaration of a dividend in connection with the implementation of a shareholders’ rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; (iii) as a result of a reclassification of Company’s capital stock or the exchange or conversion of one class or series of Company’s capital stock for another class or series of Company’s capital stock; (iv) the purchase of fractional interests in shares of Company’s capital stock in accordance with the conversion or exchange provisions of such capital stock or the security being converted or exchanged; or (v) purchases of any class of Company’s common stock related to the issuance of common stock or rights under any of benefit plans for Company’s directors, officers or employees or any of Company’s dividend reinvestment plans. 7. Denominations, Transfer, Exchange. The Notes are issuable only in registered form without interest coupons in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The transfer of this Note may be registered and this Note may be exchanged as provided in the Indenture, The Registrar may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require the Holder to pay any taxes and fees required by law or permitted by the Indenture. Schedule 6.01

8. Charges and Transfer Taxes. No service charge will be made for any registration of transfer or exchange of this Note, or any redemption or repayment of this Note, or any conversion or exchange of this Note for other types of securities or property, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of this Note from the Holder requesting such transfer or exchange. 9. Persons Deemed Owners. The Company and the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent will be affected by notice to the contrary. 10. Amendments; Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes at any time by the Company and the Trustee with the consent of the holders of a majority in principal amount of the then Outstanding Notes. The Indenture also contains provisions permitting the holders of specified percentages in principal amount of the then Outstanding Notes, on behalf of the holders of all Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver will be conclusive and binding upon the Holders and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. 11. Sinking Fund: Convertibility. This Note is not entitled to the benefit of any sinking fund. This Note is not convertible into or exchangeable for any of the equity securities, other securities or assets of the Company or any Subsidiary. 12. No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Note, or for any claim based thereon or otherwise in respect thereof, will be had against any past, present or future shareholder, employee, officer, or director, as such, of the Company or of any predecessor or successor, either directly or through the Company or any predecessor or successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Note by the Holder and as part of the consideration for the issuance of this Note. 13. Authentication. This Note will not be valid until authenticated by the manual signature of the Trustee or an Authenticating Agent. 14. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors Act). Additional abbreviations may also be used though not in the above list. 15. Available Information. The Company will furnish to the Holder upon written request and without charge a copy of the Indenture. Requests by Holders to the Company may be made to: Universal Insurance Holdings, Inc., 1110 W. Commercial Blvd., Fort Lauderdale, FL 33309, Attn: Chief Financial Officer. Schedule 6.01

16. Governing Law. THIS NOTE WILL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREOF. Schedule 6.01

IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed. Dated: Universal Insurance Holdings, Inc. By: Name: Title: TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Notes of Universal Insurance Holdings, Inc. referred to in the within-mentioned Indenture: UMB Bank National Association as Trustee By: Name: Title: Dated: Schedule 6.01

ASSIGNMENT FORM To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to: (Print or type assignee’s name, address and zip code) (Insert assignee’s social security or tax I.D. No.) and irrevocably appoint _______________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him. Date: Your signature: (Sign exactly as your name appears on the face of this Note) Tax Identification No: Signature Guarantee: (Signatures must be guaranteed by an eligible guarantor institution (banks, stockbroker’s, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Exchange Act Rule 17Ad-15). The undersigned certifies that it [is / is not] an Affiliate of the Company and that, to its knowledge, the proposed transferee [is / is not] an Affiliate of the Company. In connection with any transfer or exchange of this Note occurring prior to the date that is one year after the later of the date of original issuance of this Note and the last date, if any, on which this Note was owned by the Company or any Affiliate of the Company, the undersigned confirms that this Note is being: CHECK ONE BOX BELOW: ☐ (1) acquired for the undersigned’s own account, without transfer; ☐ (2) transferred to the Company; ☐ (3) transferred in accordance and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); ☐ (4) transferred under an effective registration statement under the Securities Act; ☐ (5) transferred in accordance with and in compliance with Regulation S under the Securities Act; ☐ (6) transferred to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) or an “accredited investor” (as defined in Rule 501(a)(4) under the Securities Act), that has furnished a signed letter containing certain representation’s and agreements; or Schedule 6.01

☐ (7) transferred in accordance with another available exemption from the registration requirements of the Securities Act of 1933, as amended. Unless one of the boxes is checked, the Paying Agent will refuse to register this Note in the name of any person other than the registered Holder thereof; provided, however, that if box (5), (6) or (7) is checked, the Paying Agent may require, prior to registering any such transfer of this Note, in its sole discretion, such legal opinions, certifications and other information as the Paying Agent may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act such as the exemption provided by Rule 144 under such Act. Signature: Signature Guarantee: (Signatures must be guaranteed by an eligible guarantor institution (banks, stockbroker’s, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Exchange Act Rule 17Ad-l5). TO BE COMPLETED BY PURCHASER IF BOX (1) OR (3) ABOVE IS CHECKED. The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A. Date: Signature: Schedule 6.01

Exhibit 10.1 Universal Insurance Holdings, Inc., as Issuer 5.625% SENIOR UNSECURED NOTES DUE 2026 NOTE PURCHASE AGREEMENT NOVEMBER 23, 2021 Schedule 6.01

November 23, 2021 Purchaser Named on the Signature Page Hereto Ladies and Gentlemen: Pursuant to the terms of this Note Purchase Agreement (this “Agreement”), Universal Insurance Holdings, Inc. (the “Issuer”), proposes to issue and sell to the purchaser named and identified on the signature pages hereto (the “Purchaser”), the aggregate principal amount set forth on the signature pages hereto of the Issuer’s Senior Unsecured Notes due 2026 (the “Notes”). The Notes will be issued pursuant to the provisions of an indenture, to be dated as of November 23, 2021, (the “Indenture”) between the Issuer and UMB Bank National Association, as trustee (together with its successors and assigns, in such capacity, the “Trustee”). The Notes will be offered and sold without being registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act, solely to Purchasers that are either (i) “qualified institutional buyers” as such term is defined in Rule 144A of the Securities Act (“Rule 144A”) or (ii) institutional “accredited investors” within the meaning of Rule 501(a) of Regulation D and as contemplated by subsections (1), (2), (3), (7), (8), (9), or (12) of Rule 501(a) of Regulation D, that have no less than $5,000,000 in total assets (“Institutional Accredited Investors”). Concurrently with the execution of this Agreement, the Issuer proposes to issue and sell to one or more investors other than the Purchaser (the “Other Purchasers”) up to $100,000,000 aggregate principal amount of the Issuer’s Notes (inclusive of the Notes sold under this Agreement), pursuant to one or more purchase agreements (“Other Purchase Agreements”) substantially in the same form as this Agreement, to be entered into by the Issuer and the Other Purchasers. Piper Sandler & Co. (in such capacity, the “Placement Agent”), has been appointed by the Issuer to act as its exclusive placement agent, pursuant to an Engagement Letter Agreement between the Issuer and the Placement Agent (the “Engagement Agreement”). The holders of the Notes will be entitled to the benefits of a Registration Rights Agreement, in the form to be agreed by the Issuer, the Placement Agent, the Purchaser and the Other Purchasers, to be dated as of the Closing Date (as defined herein), among the Issuer, the Purchasers and the Other Purchasers (the “Registration Rights Agreement”), pursuant to which the Issuer will agree to file with the U. S. Securities and Exchange Commission (the “SEC”), under the circumstances set forth therein, a shelf registration statement under the Securities Act relating to the resale of the Notes. - 1 - Schedule 6.01

1. Representations and Warranties of the Issuer. The Issuer represents and warrants to, and agrees with the Purchaser, as of the date hereof and as of the Closing Date (as defined herein), that: (a) The Issuer has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, result in a material adverse change in the condition, financial or otherwise, or in the business, properties, or operations of the Issuer and its subsidiaries, taken as a whole (any such change, a “Material Adverse Change”). (b) The audited consolidated financial statements of the Issuer and its subsidiaries contained in the Issuer’s Form 10-K for the year ended December 31, 2020 (the “Financial Statements”) fairly present in all material respects the consolidated financial position of the Issuer and its subsidiaries as of the respective dates specified therein and the results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). (c) The execution, delivery, and performance by the Issuer of this Agreement, the Indenture, the Notes, and the Registration Rights Agreement do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to the Issuer or its subsidiaries, or the governing documents of the Issuer or its subsidiaries, (ii) result in or require the creation or imposition of any Lien (as such term is defined in the Indenture) of any nature whatsoever upon any properties or assets of the Issuer or its subsidiaries, other than Permitted Liens (as such term is defined in the Indenture), or (iii) require any approval of interest holders of the Issuer or its subsidiaries, other than consents or approvals that have been obtained and that are still in force and effect. (d) This Agreement has been duly authorized, executed and delivered by the Issuer and, assuming due authorization, execution and delivery hereof by the Purchaser, will constitute a valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability. (e) The Indenture has been duly authorized by the Issuer and, at the Closing Date, will have been duly executed and delivered by the Issuer and, assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability. (f) The Notes have been duly authorized by the Issuer and, at the Closing Date, will have been duly executed by the Issuer and when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Purchaser in accordance with the terms of this Agreement, assuming due authorization, execution and - 2 - Schedule 6.01 delivery thereof by the Trustee, will be valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture. (g) The Registration Rights Agreement has been duly authorized by the Issuer, and, when the Notes are delivered and paid for pursuant to this Agreement on the Closing Date, the Registration Rights Agreement will have been duly executed and delivered by the Issuer, and assuming due execution and delivery thereof by the Purchaser will constitute a valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability. (h) The Notes to be purchased by the Purchaser from the Issuer on the Closing Date will be in the form contemplated by the Indenture. (i) The execution and delivery by the Issuer of, and the performance by the Issuer of its obligations under, this Agreement, the Indenture and the Notes will not contravene (i) the certificate of incorporation, bylaws or other organizational documents, each as amended or restated to date, of the Issuer; (ii) any agreement or other instrument binding upon the Issuer or any of its subsidiaries that is material to the Issuer and its subsidiaries, taken as a whole; (iii) any provision of applicable law or regulation; or (iv) any judgment, injunction, order or decree of any governmental body, agency or court having jurisdiction over the Issuer or any subsidiary, except, in the case of clauses (ii), (iii) and (iv) above, for any such contravention that would not have a Material Adverse Change. (j) There are no legal or governmental actions, suits, investigations or proceedings, pending or, to the knowledge of the Issuer, threatened to which the Issuer or any of its subsidiaries is a party or to which any of the properties of the Issuer or any of its subsidiaries is subject that would, if adversely determined, result in a Material Adverse Change or have a material adverse effect on the power or ability of the Issuer to perform its obligations under this Agreement, the Indenture or the Notes. (k) No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority (as defined in the Indenture) in the United States, any state or other political subdivision thereof, any other jurisdiction in which the Issuer or any subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Issuer or any subsidiary, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such Governmental Authority is required by the Issuer in connection with the execution, delivery or performance by the Issuer of this Agreement, the Indenture or the Notes. - 3 - Schedule 6.01

(l) The Issuer and its subsidiaries own, possess or have a right to use all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names necessary to conduct the business now operated by them without known conflict with the rights of others that, if determined adversely to the Issuers or any of its subsidiaries, would, individually or in the aggregate, result in a Material Adverse Change. (m) Each of the Issuer and its subsidiaries is, and has at all times since December 31, 2018 been, in compliance in all respects with Applicable Law, except to the extent that such nonperformance would not be reasonably expected to result in a Material Adverse Change. “Applicable Law” means all applicable provisions of all (i) constitutions, treaties, statutes, laws, rules, regulations, codes, guidelines and ordinances of any Governmental Authority, (ii) approvals of Governmental Authorities and (iii) orders, decisions, directed duties, judgments, awards and decrees of any Governmental Authority (including common law and principles of public policy). (n) The Issuer is not, and after giving effect to the sale of the Notes and the application of the proceeds thereof will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended. (o) Subject to the accuracy of the Purchaser’s representations and warranties set forth herein, the offer, issuance, sale and delivery of the Notes is exempt from the provisions of Section 5 of the Securities Act. Neither the Issuer nor any of its subsidiaries or affiliates, nor any director, manager, officer, or employee, nor, to the Issuer’s knowledge, any agent or representative of the Issuer or of any of its subsidiaries or affiliates, has taken any action, with respect to the Notes or otherwise, that would bring the offer, issuance and sale of the Notes within the provisions of Section 5 of the Securities Act. It is not necessary in connection with the sale and delivery of the Securities to the Purchaser in the manner contemplated by this Agreement to qualify the Indenture under the Trust Indenture Act of 1939, as amended. (p) In the case of each offer or sale of the Notes, no form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act (“Regulation D”)) was used by Issuer nor any of its subsidiaries or affiliates, nor any director, manager, officer, or employee (as applicable), nor, to the Issuer’s knowledge, any agent or representative of the Issuer or of any of its subsidiaries or affiliates, including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. (q) Neither the Issuer nor any of its subsidiaries or affiliates, nor any director, manager, officer, or employee (as applicable), nor, to the Issuer’s knowledge, any agent or representative of the Issuer or of any of its subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any (i) “government official” (including any officer or employee - 4 - Schedule 6.01 of a government or government-owned or controlled entity or of a public international organization, or any individual or entity (each, a “Person”) acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) or (ii) to any “foreign official” (as defined in the Foreign Corrupt Practices Act of 1977, as amended) or any foreign political party or official thereof or any candidate for foreign political office, in each case, to influence official action or secure an improper advantage; and the Issuer and its subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws. (r) The operations of the Issuer and its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Issuer and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any Governmental Authority or any arbitrator involving the Issuer or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Issuer, threatened. The Issuer has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Issuer and each of its subsidiaries is and will continue to be in compliance with all Anti-Money Laundering Laws. (s) (i) The Issuer, represents that neither the Issuer nor any of its subsidiaries (collectively, the “Entity”) or, to the knowledge of the Issuer, any director, officer, employee, agent, affiliate or representative of the Entity, is a Person that is, or is owned or controlled by a Person that is: (A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Somalia, Sudan, Syria, Ukraine and Russia). (ii) The Issuer represents and covenants that the Entity will not, directly or indirectly, use the proceeds of the sale of the Notes, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: - 5 - Schedule 6.01

(A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise). (iii) The Issuer represents and covenants that for the past five years, the Entity has not knowingly engaged in, is not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions. (t) The Issuer and each of its subsidiaries possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and since January 1, 2018, neither the Issuer nor any of its subsidiaries have received any notice of proceedings relating to the revocation or modification of, or noncompliance with, any such certificate, authorization or permit that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change. (u) The Issuer is, and immediately after the Closing Date will be, Solvent. As used herein, the term “Solvent” means, with respect to any Person on a particular date, that on such date (i) the fair market value of the assets of such Person is greater than the total amount of liabilities (including contingent liabilities) of such Person, (ii) the present fair salable value of the assets of such Person is greater than the amount that will be required to pay the probable liabilities of such Person on its debts as they become absolute and matured and (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature. (v) The Issuer and its subsidiaries maintain a system of internal controls over financial reporting as defined in Rule 13a-15 under the Exchange Act that is sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. (w) The Issuer has established and maintains a system of disclosure controls and procedures as defined in Rule 13a-15 under the Exchange Act that are designed to ensure that information required to be disclosed by the Issuer in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms, and is accumulated and communicated to the Issuer’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure. - 6 - Schedule 6.01

(x) The terms and provisions of the “Indicative Term Sheet” (the “Term Sheet”) shall be incorporated, as applicable, into the Indenture. (y) The Issuer has timely filed, or cured any defect relating to timely filing, all reports, schedules, forms, statements and other documents required to be filed by the Issuer under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (collectively, “SEC Reports”). The SEC Reports (i) as of the time they were filed (or if subsequently amended, when amended, and as of the date hereof), complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not, at the time they were filed (or if subsequently amended or superseded by an amendment or other filing, then, on the date of such subsequent filing), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. (z) The Issuer has timely filed or caused to be filed all United States federal tax returns and state tax returns (including, but not limited to, those filed on a consolidated, combined or unitary basis) required to have been filed with respect to the Issuer prior to the date hereof, or requests for extensions to file such returns and reports have been timely filed (“Tax Returns”). All material taxes required to be shown on such Tax Returns have been paid, except to the extent that such tax payments are being contested in good faith by appropriate proceedings and for which the Issuer has set aside on its books adequate reserves. (aa) The offer, issuance and sale of the Notes by the Issuer to the Purchaser shall not result in an event, condition, or default that, with the giving of notice or the passage of time, or both, would constitute a default or event of default under any indebtedness of any subsidiaries of the Issuer, which, individually or in the aggregate, would result in a Material Adverse Change. (bb) None of the Issuer or its subsidiaries has any material liability that is required to be reflected in a consolidated balance sheet (or the notes thereto) of the Issuer or its subsidiaries prepared in accordance with GAAP, except (i) those liabilities provided for or disclosed in the Financial Statements or in the notes thereto, (ii) liabilities incurred in the ordinary course of business since December 31, 2020, (iv) liabilities under this Agreement or incurred in connection with the transactions contemplated hereby (v) tax liabilities and (vi) other liabilities that, individually or in the aggregate, would not have a Material Adverse Change. (cc) From December 31, 2020 through the date hereof, the Issuer and its subsidiaries have conducted their business in the ordinary course, and there has not been any event, occurrence or condition of any character that has had, or which would, individually or in the aggregate, reasonably be expected to have, a Material Adverse Change, except as disclosed in the Issuer’s reports filed with the SEC. Without limiting - 7 - Schedule 6.01 the generality of the foregoing, from December 31, 2020 through the date hereof, none of the Issuer or its subsidiaries has, made any material change in the material accounting, actuarial, investment, reserving, underwriting or claims administration policies, practices or principles, except as may have been required by applicable law, GAAP or entered into any binding agreement to take any of the foregoing actions, except as set forth in the SEC Reports. (dd) The Issuer has not intentionally failed to disclose to the Purchaser prior to the date hereof, any fact about the Issuer or its subsidiaries known by the Issuer to be material to the Issuer and its subsidiaries as a whole, when taken together with the other disclosures made to the Purchaser by or on behalf of the Issuer. (ee) To the Issuer’s knowledge, the information furnished by the Issuer to the Purchaser in the data room folder “Investor-Facing Room Structure” prior to the date hereof (as modified or supplemented by all other information that has been made publicly available by the Issuer in its SEC Reports or in materials publicly available on the Issuer’s website), taken as a whole, was accurate in all material respects as of the respective dates of such information; provided that, with respect to financial statements, the Issuer represents only as set forth in Section 1(b). (ff) Insurance Matters (i) The Issuer and each of the Issuer’s subsidiaries that are engaged in the business of insurance or reinsurance (each, an “Insurance Subsidiary”) are in compliance in all material respects with the requirements of the insurance laws and regulations of its jurisdiction of incorporation and the insurance laws and regulations of the jurisdictions which are applicable to each such subsidiary, and has filed all notices, reports, documents or other information required to be filed thereunder, except where the failure to be so appointed would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. (gg) The Issuer and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974 (“ERISA”)) established or maintained by the Issuer, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA and all other similar applicable state and federal laws. “ERISA Affiliate” means, with respect to the Issuer or a subsidiary, any member of any group or organization described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (“Code”) of which the Issuer or such subsidiary is a member. No “reportable event” (as defined in ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Issuer, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Issuer, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined in ERISA). Neither the Issuer, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) - 8 - Schedule 6.01

Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Issuer, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, that would cause the loss of such qualification. (hh) Except as set forth in the SEC Reports, there are no transactions with “affiliates” (as defined in Rule 405 under the Securities Act) or any officer, director or security holder of the Issuer (whether or not an affiliate) that are required by the Securities Act to be disclosed in the SEC Reports. Additionally, no relationship, direct or indirect, exists between the Issuer or any of its Subsidiaries on the one hand, and the directors, officers, shareholders, customers or suppliers of the Issuer or any Subsidiary on the other hand that is required by the Securities Act to be disclosed in the SEC Reports that is not so disclosed. 2. Agreements to Sell and Purchase. The Issuer hereby agrees to sell to the Purchaser, and the Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Issuer the respective principal amount of Notes set forth on the signature pages hereto, at a purchase price of 100% of the principal amount thereof (the “Purchase Price”), in each case, on the Closing Date. 3. Payment and Delivery. (a) The closing of the purchase and sale of the Notes (the “Closing”) shall occur at the offices of Gibson, Dunn & Crutcher LLP, counsel for the Issuer, located at 811 Main Street, Suite 3000, Houston, TX 77002, on the Business Day following the execution of this Agreement, or on such other date or at such different location as the parties hereto shall agree in writing, but not prior to the date that the conditions for Closing set forth in Section 4 hereto (other than with respect to the actual issuance and delivery of the Notes) have been satisfied or waived by the appropriate party (the date of such Closing being herein called the “Closing Date”). (b) Subject to Section 3(c) below, (i) on or prior to the Closing Date, the Purchaser shall pay, in immediately available funds, the full amount of the purchase price for the Notes being purchased hereunder, by wire transfer to an account of the Issuer specified on Annex A, and (ii) on the Closing Date, the Purchaser shall instruct its custodian to post a DWAC request for free receipt to the Trustee for the Purchaser’s aggregate principal amount of Notes (CUSIP set forth on the Purchaser’s signature page hereto), which request shall be made through the facilities of The Depository Trust Company (“DTC”). (c) The Purchaser shall comply with the closing mechanics specified in this Section 3(c). The Purchaser shall submit fully completed (i) On or prior to 3:00 p.m., New York City time, on the Business Day immediately preceding the Closing Date, the Purchaser will pay the full amount of the purchase price for the Notes being purchased hereunder to the Issuer as required by Section 3(b) above. - 9 - Schedule 6.01

(ii) The receipt of funds by the Issuer from the Purchaser shall be deemed to be a confirmation by the Purchaser to the Issuer that the conditions to the Closing have been satisfied. (iii) On the Closing Date, or as soon as reasonably practicable thereafter, the Notes purchased by the Purchaser (as specified on the Purchaser’s signature page hereto) will be issued by the Issuer and delivered pursuant to Section 3(b) above. (d) “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City. (e) The Notes will be represented by one or more global notes as provided in the Indenture, and will be issued in minimum denominations of $100,000 principal amount and integral multiples of $1,000 thereafter. The Notes shall bear an appropriate restrictive legend referring to the fact that the Notes were sold in reliance upon the exemption from registration under the Securities Act provided by Section 4(a)(2) thereof and are eligible for resale pursuant to Rule 144A. 4. Conditions to the Purchaser’s Obligations. The obligations of the Purchaser to purchase and pay for the Notes on the Closing Date are subject to the following conditions: (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Issuer or any of the securities of the Issuer or the financial strength rating of any of its Insurance Subsidiaries or in the rating outlook for the Issuer by any rating agency. (b) The representations and warranties of the Issuer contained in this Agreement shall be true and correct in all material respects (except to the extent already qualified by materiality) on and as of the date of this Agreement and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Issuer’s officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct in all material respects (except to the extent already qualified by materiality) on and as of the date made and on and as of the Closing Date; the Issuer shall have performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date. (c) The Purchaser shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Issuer, to the effect set forth in Section 4(b) and to the effect that the representations and warranties of the Issuer contained in this Agreement are true and correct in all material respects (except to the extent already qualified by materiality) as of the Closing Date and that the Issuer has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened. - 10 - Schedule 6.01

(d) The Purchaser shall have received on the Closing Date an opinion of counsel of the Issuer, dated the Closing Date, covering the matters set forth in Schedule I hereto, with customary qualifications, limitations and assumptions satisfactory to the Purchaser acting in good faith. Such opinion shall be rendered to the Purchaser at the request of the Issuer and shall so state therein. (e) The Issuer shall have executed and delivered the Indenture, in form and substance reasonably acceptable to the Purchaser, and the Purchaser shall have received an executed copy thereof. (f) The Notes shall be eligible for clearance and settlement through DTC. (g) The sale of the Notes shall not be enjoined (temporarily or permanently) on the Closing Date. (h) Since the date of this Agreement, there shall not have been any event, change, occurrence, development, condition or state of circumstances or facts that has had or would, individually or in the aggregate, reasonably be expected to have, a Material Adverse Change. 5. Covenants of the Issuer. The Issuer covenants with the Purchaser as follows: (a) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Issuer’s counsel and the Issuer’s accountants in connection with the issuance and sale of the Notes, (ii) all out-of-pocket reasonable and documented costs and expenses related to the transfer and delivery of the Notes to the Purchaser, including any transfer or other taxes payable thereon, (iv) the costs and charges of the Trustee, the paying agent and any transfer agent, registrar or depositary, (v) the cost of the preparation, issuance and delivery of the Notes, and (vi) all other cost and expenses incident to the performance of the obligations of the Issuer hereunder for which provision is not otherwise made in this Section. (b) Neither the Issuer nor any “affiliate” (as defined in Rule 144 (“Affiliate”)) will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that could be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes . (c) Not to solicit any offer to buy or offer or sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. - 11 - Schedule 6.01

(d) While any of the Notes remain “restricted securities” as defined in Rule 144, to make available, upon request, to any seller of such Notes the information specified in Rule 144A(d)(4) under the Securities Act, unless the Issuer is then subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). (e) During the period of one year after the Closing Date the Issuer will not, and will not permit any of its Affiliates to resell any of the Notes which constitute “restricted securities” under Rule 144 that have been reacquired by any of them. (f) To use the net proceeds from the sale of the Notes for the Issuer’s general corporate purposes. (g) On the Closing Date and at all times thereafter, the terms and provisions of this Agreement shall be no less favorable to the Purchaser than the terms and provisions of any Other Purchase Agreement are to the applicable Other Purchaser. 6. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Issuer, as of the date hereof and as of the Closing Date, that: (a) Such Purchaser is a corporation, limited liability company or partnership (and where such partnership is not a separate legal entity from the partners thereof, the general or managing partner thereof), duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. (b) This Agreement has been duly authorized, executed and delivered by such Purchaser and, assuming due authorization, execution and delivery by the Issuer, constitutes a legal, valid and binding obligation of each Purchaser enforceable against each Purchaser in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability. (c) Such Purchaser is acquiring the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds of which it is trustee, in each case, for investment purposes only and not with a view to distribution thereof, in whole or in part. If the Notes are acquired for the account of one or more pension or trust funds, the relevant Purchaser represents that it is acting as sole trustee and has sole investment discretion with respect to its acquisition of the Notes and that the determination and decision on its behalf to acquire the Notes for such pension or trust funds is being made by the same individual or group of individuals who customarily pass on such investments. Such Purchaser understands that the Notes have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser’s representations as expressed herein. - 12 - Schedule 6.01

(d) Each Purchaser acknowledges and agrees that (i) neither the Issuer nor the Placement Agent is acting as a fiduciary or financial or investment adviser to the Purchaser; (ii) the Issuer, the Placement Agent and their respective officers, directors, employees, agents and representatives do not make, have not made nor shall be deemed to have made any representation or warranty to the Purchaser, express or implied, at law or in equity, with respect to projections, estimates, forecasts or plans, except, with respect to the Issuer, as expressly set forth herein; (iii) the Purchaser has consulted with the Purchaser’s own legal, regulatory, tax, business, investment, actuarial, financial and accounting advisers to the extent the Purchaser has deemed necessary, and the Purchaser has made the Purchaser’s own decisions with respect to entering into this Agreement based upon the Purchaser’s own judgment and upon any advice from such advisers the Purchaser has deemed necessary; and (iv) the Purchaser is a sophisticated investor familiar with transactions similar to those contemplated by this Agreement and has such knowledge and experience in financial and business affairs that the Purchaser is capable of evaluating the merits and risks of purchasing, and other considerations relating to, the Notes to be purchased by the Purchaser pursuant to this Agreement. The Purchaser is not relying on the Issuer, the Placement Agent or any of their respective officers, directors, shareholders, employees, counsel, agents or representatives for legal or tax advice. The Purchaser understands that no U.S. or non-U.S. federal or state agency has recommended or endorsed the purchase of Notes or made any determination or finding as to the fairness of the provisions of this Agreement. (e) Such Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires the Notes. (f) Such Purchaser is a resident of, and purchasing in, a jurisdiction that would not, as a result of such residence or purchase result in such Purchaser being subject to regulation as an insurer or reinsurer. (g) Such Purchaser understands that no action has been or will be taken in any jurisdiction by the Issuer that would permit a public offering of the Notes in the United States or any offer of the Notes to the public in any Member State of the European Economic Area, or possession or distribution of any offering or publicity material relating to the Notes , in any other country or jurisdiction where action for that purpose is required. (h) Such Purchaser understands that the Notes have not been registered under the Securities Act and may not be transferred except in accordance with Rule 144A or pursuant to another exemption from the registration requirements of the Securities Act. (i) Such Purchaser represents that it is either a “qualified institutional buyer” as such term is defined in Rule 144A or an Institutional Accredited Investor. - 13 - Schedule 6.01

(j) Such Purchaser is not subject to any “bad actor” disqualifications as described in Rule 506(d) of the Securities Act. (k) Such Purchaser agrees to purchase the Notes for its own account (or accounts managed by it) without a view to distribution thereof within the meaning of the Securities Act and agrees not to reoffer or resell the Notes except pursuant to an exemption from registration under the Securities Act or pursuant to an effective registration statement thereunder and in any case in compliance to the satisfaction of the Issuer with all applicable U.S. state securities or “Blue Sky” laws (it being understood, however, that the disposition of such Person’s property shall at all times be within such Person’s control). (l) Each Purchaser has been furnished with a copy of the Term Sheet. (m) Each Purchaser acknowledges that it and its representatives and agents have been provided an opportunity to ask questions of, and have received answers thereto satisfactory to the Purchaser from, the Issuer and its representatives regarding the terms and conditions of the offering of the Notes, and the Purchaser has obtained any and all additional information requested by the Purchaser, its representatives and agents of the Issuer and its representatives to verify the accuracy of all information furnished to the Purchaser regarding the offering of the Notes. (n) Each Purchaser has, in connection with its decision to purchase the principal amount of Notes set forth on the signature page to this Agreement, relied solely upon the SEC Reports and the representations and warranties of the Issuer contained herein, and such Purchaser has not relied on the Placement Agent in negotiating the terms of its investment in the Notes, and, in making a decision to purchase the Notes, such Purchaser has not received or relied on any communication, investment advice or recommendation from the Placement Agent. (o) Neither the Purchaser nor any of its subsidiaries (collectively, the “Purchaser Entity”) or, to the knowledge of the Purchaser or any director, officer, employee, agent, affiliate or representative of the Purchaser Entity, is a Person that is, or is owned or controlled by a Person that is: (A) the subject of any Sanctions, nor (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Somalia, Sudan, Syria, Ukraine and Russia). (p) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Purchaser, threatened against the Purchaser which is reasonably likely to materially adversely affect the ability of such Purchaser to perform its obligations hereunder. - 14 - Schedule 6.01

(q) Each Purchaser will have at the Closing Date sufficient capital to satisfy the Purchaser’s obligation to purchase the Notes pursuant to this Agreement. (r) Each Purchaser acknowledges and agrees that, in connection with the filing with the SEC of any registration statement required by the Registration Rights Agreement, the Purchaser shall complete and execute a questionnaire in such form as reasonably requested by the Issuer. 7. Termination. The Purchaser may terminate this Agreement by written notice given to the Issuer if after the execution and delivery of this Agreement and prior to the Closing Date the Closing Date has not occurred by December 31, 2021, except where such failure to close was due to the delay or other fault of the Purchaser in breach of this Agreement. 8. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto. The respective agreements, representations, warranties and other statements of the Issuer and the Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Purchaser, the Issuer or any of their respective officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Notes sold hereunder and any termination of this Agreement. 9. Entire Agreement. This Agreement, the Notes, the Indenture, and the Registration Rights Agreement represent the entire agreement between the Issuer and the Purchaser with respect to the purchase and sale of the Notes. There are no oral agreements among the parties hereto. No modification, amendment or waiver of any of the terms of this Agreement, nor any consent to any departure by the Issuer therefrom, will be effective unless made in a writing signed by the party to be charged, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. 10. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. 11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and in each case their respective successors, and no other Person will have any right or obligation hereunder. The term “successors” shall not include any other subsequent purchaser of the Notes from the Purchaser. This Agreement may not be transferred or assigned without the prior written consent of the other parties hereto. 12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. 13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement. - 15 - Schedule 6.01

14. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Purchaser shall be delivered in person or sent by DHL or other recognized overnight courier delivery service, to the name and address of the Purchaser listed on the signature page hereto; and if to the Issuer shall be delivered in person or sent by DHL or other recognized overnight courier delivery service, to Universal Insurance Holdings, Inc., 1110 W. Commercial Blvd., Fort Lauderdale, FL 33309, Attention: Chief Financial Officer. 15. Severability. In the event that any provision of this Agreement shall be declared invalid or unenforceable by any regulatory body or court having jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portions of this Agreement. 16. Interpretation. For purposes of this Agreement, the words “hereof,” “herein,” “hereby” and other words of similar import refer to this Agreement as a whole unless otherwise indicated. Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate. The term “including” means “including but not limited to.” The word “or” shall not be exclusive. Whenever used in this Agreement, the masculine gender shall include the feminine and neutral genders. All references herein to Articles, Sections, Subsections, Paragraphs and Exhibits shall be deemed references to Articles and Sections and Subsections and Paragraphs of, and Exhibits to, this Agreement unless the context shall otherwise require. Any reference herein to any statute, agreement or document, or any section thereof, shall, unless otherwise expressly provided, be a reference to such statute, agreement, document or section as amended, modified or supplemented (including any successor section) and in effect from time to time. All terms defined in this Agreement shall have the defined meaning when used in any Exhibit, Schedule, certificate or other documents attached hereto or made or delivered pursuant hereto unless otherwise defined therein. The parties acknowledge and agree that, except as specifically provided herein, they may pursue judicial remedies at law or in equity in the event of a dispute with respect to the interpretation or construction of this Agreement. This Agreement shall be interpreted and enforced in accordance with the provisions hereof without the aid of any canon, custom or rule of law requiring or suggesting constitution against the party causing the drafting of the provision in question. 17. Placement Agent as Third Party Beneficiary; No Other Third-Party Beneficiary. The parties agree and recognize the Placement Agent as an express third party beneficiary to Sections 1, 5 and 6 of this Agreement. The Placement Agent shall be entitled to rely on the representations, warranties and covenants made by the Issuer and the Purchaser hereunder, as if such representations, warranties and covenants were made directly to the Placement Agent. Except for the two immediately preceding sentences, nothing in this Agreement is intended or shall be construed to give any person, other than the parties, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. 18. Suits. Any legal suit, action or proceeding arising out of, or based upon, this Agreement or the transactions contemplated hereby, may be instituted in any state or federal court located in the Borough of Manhattan, New York, New York (each, a “New York Court”), and each party hereby waives, to the fullest extent it may effectively do so, any objection which - 16 - Schedule 6.01 it may now or hereafter have, to the laying of venue of any such proceeding and submits to the exclusive jurisdiction of such courts in any such legal suit, action or proceeding. Each party hereby waives irrevocably any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution), in any legal suit, action or proceeding against it arising out of, or based upon, this Agreement or the transactions contemplated hereby, that is instituted in any New York Court. Process in any such legal suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. 19. WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY. [Signature Pages to Follow] - 17 - Schedule 6.01

Very truly yours, UNIVERSAL INSURANCE HOLDINGS, INC. By: Name: Title: [Signature Page to the Note Purchase Agreement] Universal Insurance Holdings, Inc. – 5.625% Senior Unsecured Notes due 2026 Schedule 6.01

Accepted as of the date hereof: PURCHASER [Add Purchaser Name] By: Name: Title: Address of Purchaser [Add] Principal Amount of Purchased Notes: $[•] CUSIP [•] Universal Insurance Holdings, Inc. – 5.625% Senior Unsecured Notes due 2026 [Signature Page to Note Purchase Agreement] Schedule 6.01

SCHEDULE I [GDC Opinion] II-1 Schedule 6.01

ANNEX A Wire Transfer Instructions A-1 Schedule 6.01

Exhibit 10.2 REGISTRATION RIGHTS AGREEMENT THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is dated as of November 23, 2021, and is made by and among Universal Insurance Holdings, Inc., a Delaware corporation (the “Company”), and the several purchasers of the Notes (as defined below) identified on the signature pages to the Purchase Agreement (as defined below) (collectively, the “Purchasers”). This Agreement is made pursuant to the Note Purchase Agreement dated November 23, 2021 by and among the Company and each of the Purchasers (the “Purchase Agreement”), which provides for the sale by the Company to the Purchasers of $100,000,000 aggregate principal amount of the Company’s 5.625% Senior Unsecured Notes due 2026, which were issued on November 23, 2021 (the “Notes”). In order to induce each of the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the Purchasers’ obligations thereunder, the Company has agreed to provide to the Purchasers and their respective direct and indirect transferees and assigns the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement. In consideration of the foregoing, the parties hereto agree as follows: 1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings: “1933 Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder. “1934 Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder. “Additional Interest” shall have the meaning set forth in Section 2(e) hereof. “Agreement” shall have the meaning set forth in the preamble to this Agreement. “Closing Date” shall mean November 23, 2021. “Company” shall have the meaning set forth in the preamble to this Agreement and also includes the Company’s successors. “Depositary” shall mean The Depository Trust Company, or any other depositary appointed by the Company, including any agent thereof; provided, however, that any such depositary must at all times have an address in the Borough of Manhattan, The City of New York. “Event Date” shall have the meaning set forth in Section 2(e). “Exchange Offer” shall mean the exchange offer by the Company of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof. Schedule 6.01

“Exchange Offer Registration” shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof. “Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) registering the issuance of the Exchange Securities, and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein. “Exchange Securities” shall mean the 5.625% Senior Unsecured Notes due 2026 issued by the Company under the Indenture containing terms identical to the Notes, except that (i) interest thereon shall accrue from the last date to which interest has been paid or duly provided for on the Notes or, if no such interest has been paid or duly provided for, from the Interest Accrual Date, (ii) provisions relating to an increase in the stated rate of interest thereon upon the occurrence of a Registration Default shall be eliminated, (iii) the transfer restrictions and legends relating to restrictions on ownership and transfer thereof as a result of the issuance of the Notes without registration under the 1933 Act shall be eliminated, (iv) the minimum denominations thereof shall be $100,000 and integral multiples of $1,000 in excess thereof and (v) all of the Exchange Securities will be represented by one or more global Exchange Securities in book-entry form (unless exchanged for Exchange Securities in definitive certificated form under the circumstances provided in the Indenture) to be offered to Holders of Registrable Securities in exchange for Registrable Securities pursuant to the Exchange Offer. “FINRA” shall mean the Financial Industry Regulatory Authority, Inc. “Holders” shall mean (i) the Purchasers, for so long as they own any Registrable Securities, and each of their respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture and (ii) each Participating Broker-Dealer that holds Exchange Securities for so long as such Participating Broker-Dealer is required to deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities. “Indenture” shall mean the indenture, dated as of November 23, 2021 by and between the Company and UMB Bank National Association, as trustee, as the same may be amended or supplemented from time to time in accordance with the terms thereof. “Interest Accrual Date” means November 23, 2021. “Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of Registrable Securities outstanding, excluding Exchange Securities referred to in clause (ii) of the definition of “Holders” above; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities or Exchange Securities is required hereunder, Registrable Securities and Exchange Securities held by the Company or any of its affiliates (as such term is defined in Rule 405 under the 1933 Act) shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage. “Notes” shall have the meaning set forth in the preamble to this Agreement. 2 Schedule 6.01

“Notifying Broker-Dealer” shall have the meaning set forth in Section 3(f). “Participating Broker-Dealer” shall have the meaning set forth in Section 3(f). “Person” shall mean an individual, partnership, joint venture, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof. “Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated or deemed to be incorporated by reference therein. “Purchase Agreement” shall have the meaning set forth in the preamble to this Agreement. “Purchasers” shall have the meaning set forth in the preamble of this Agreement. “Registrable Securities” shall mean the Notes; provided, however, that any Notes shall cease to be Registrable Securities when (i) a Registration Statement with respect to such Notes shall have been declared effective under the 1933 Act and such Notes shall have been exchanged or disposed of pursuant to such Registration Statement, (ii) such Notes shall have been sold to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the 1933 Act, or are eligible to be resold pursuant to Rule 144 without regard to the public information requirements thereunder, (iii) such Notes shall have ceased to be outstanding, (iv) such Notes were eligible for exchange under an Exchange Offer Registration Statement that was declared effective under the 1933 Act but were not exchanged at the election of the Holder during the period the Exchange Offer was open or (v) such Notes have been exchanged for Exchange Securities, which have been registered pursuant to the Exchange Offer Registration Statement upon consummation of the Exchange Offer unless, in the case of any Exchange Securities referred to in this clause (v), such Exchange Securities are held by Participating Broker-Dealers or otherwise are not freely tradable by such Participating Broker-Dealers without any limitations or restrictions under the 1933 Act (in which case such Exchange Securities will be deemed to be Registrable Securities until such time as such Exchange Securities are sold to a purchaser in whose hands such Exchange Securities are freely tradeable without any limitations or restrictions under the 1933 Act). “Registration Default” shall have the meaning set forth in Section 2(e). “Registration Expenses” shall mean any and all reasonable expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or FINRA registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state or other securities or blue sky laws and compliance with the rules of FINRA (including reasonable fees and disbursements of one counsel for any Holders in connection with qualification of any of the Exchange Securities or Registrable Securities under state or other securities or blue sky laws and any filing with and review by FINRA), (iii) all expenses of any Persons in preparing, printing and distributing any Registration 3 Schedule 6.01

Statement, any Prospectus, any amendments or supplements thereto, securities sales agreements, certificates representing the Notes or Exchange Securities and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and expenses incurred in connection with the listing, if any, of any of the Notes or Exchange Securities on any securities exchange or exchanges or on any quotation system, (vi) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vii) the fees and disbursements of counsel for the Company and the fees and expenses of independent public accountants for the Company or for any other Person, business or assets whose financial statements are included in any Registration Statement or Prospectus, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, and (viii) the fees and expenses of the Trustee, any registrar, any depositary, any paying agent, any escrow agent or any custodian, in each case including fees and disbursements of their respective counsel. For the avoidance of doubt, Registration Expenses shall not include any underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder. “Registration Statement” shall mean any registration statement of the Company relating to any offering of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement (including, without limitation, any Exchange Offer Registration Statement and any Shelf Registration Statement), and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein. “SEC” shall mean the Securities and Exchange Commission or any successor thereto. “Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof. “Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 2(b) of this Agreement on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein. “TIA” shall mean the Trust Indenture Act of 1939, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder. “Trustee” shall mean the trustee with respect to the Notes and the Exchange Securities under the Indenture. For purposes of this Agreement, (i) all references in this Agreement to any Registration Statement, preliminary prospectus or Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the SEC pursuant to its Electronic Data Gathering, Analysis and Retrieval system; (ii) all references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in any Registration Statement, preliminary prospectus or Prospectus (or other references of like import) 4 Schedule 6.01 shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated or deemed to be incorporated by reference in such Registration Statement, preliminary prospectus or Prospectus, as the case may be; (iii) all references in this Agreement to amendments or supplements to any Registration Statement, preliminary prospectus or Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act that is incorporated or deemed to be incorporated by reference in such Registration Statement, preliminary prospectus or Prospectus, as the case may be; (iv) all references in this Agreement to Rule 144, Rule 144A, Rule 405 or Rule 415 under the 1933 Act, and all references to any sections or subsections thereof or terms defined therein, shall in each case include any successor provisions thereto; and (v) all references in this Agreement to days (but not to business days) shall mean calendar days. 2. Registration Under the 1933 Act. (a) Exchange Offer Registration. The Company shall (A) use its commercially reasonable efforts to file with the SEC on or prior to the 120th day after the Closing Date an Exchange Offer Registration Statement covering the offer by the Company to the Holders to exchange all of the Registrable Securities for a like aggregate principal amount of Exchange Securities, (B) use its commercially reasonable efforts to cause such Exchange Offer Registration Statement to be declared effective by the SEC no later than the 20th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Exchange Offer Registration Statement will not be reviewed, or will not be subject to further review, and (C) use its commercially reasonable efforts to cause such Registration Statement to remain effective until the closing of the Exchange Offer and (D) use its commercially reasonable efforts to consummate the Exchange Offer no later than 360 days after the Closing Date. Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the 1933 Act, acquires the Exchange Securities in the ordinary course of such Holder’s business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing such Exchange Securities) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the 1933 Act or under the securities or blue sky laws of the states of the United States. In connection with the Exchange Offer, the Company shall: (i) promptly mail or otherwise transmit, in compliance with the applicable procedures of the depositary for such Registrable Securities, to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents; (ii) keep the Exchange Offer open for not less than 20 business days (or longer if required by applicable law) after the date notice thereof is mailed to the Holders and, during the Exchange Offer, offer to all Holders who are legally eligible to participate in the Exchange Offer the opportunity to exchange their Registrable Securities for Exchange Securities; (iii) use the services of a depositary with an address in the Borough of Manhattan, City of New York for the Exchange Offer; 5 Schedule 6.01

(iv) permit Holders to validly withdraw tendered Registrable Securities at any time prior to 5:00 P.M., Eastern Time, on the last business day on which the Exchange Offer shall remain open (the “Cut-Off Time”), if the institution specified in the Prospectus or the related letter of transmittal or related documents receives prior to the Cut-Off Time a facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange, and a statement that such Holder is withdrawing its election to have such Notes exchanged; (v) notify each Holder that any Registrable Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of Participating Broker-Dealers as provided herein); and (vi) otherwise comply in all material respects with all applicable laws relating to the Exchange Offer. The Exchange Securities shall be issued under the Indenture, which shall be qualified under the TIA. The Indenture shall provide that the Exchange Securities and the Notes shall vote and consent together on all matters as a single class and shall constitute a single series of debt securities issued under the Indenture. As soon as reasonably practicable after the close of the Exchange Offer, the Company shall: (vii) accept for exchange all Registrable Securities duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal, which is an exhibit thereto; (viii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities so accepted for exchange by the Company; and (ix) cause the Trustee to authenticate and promptly deliver Exchange Securities to each Holder of Registrable Securities so accepted for exchange equal in principal amount to the principal amount of the Registrable Securities of such Holder so accepted for exchange. Interest on each Exchange Security will accrue from the last date on which interest was paid or duly provided for on the Notes surrendered in exchange therefor or, if no interest has been paid or duly provided for on such Notes, from the Interest Accrual Date. The Exchange Offer shall not be subject to any conditions, other than (i) that the Exchange Offer, or the making of any exchange by a Holder, does not violate any applicable law or any applicable interpretation of the staff of the SEC, (ii) that no action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency with respect to the Exchange Offer that, in the Company’s judgment, would reasonably be expected to impair the ability of the Company to proceed with the Exchange Offer, and (iii) that the Holders tender the Registrable Securities to the 6 Schedule 6.01

Company in accordance with the Exchange Offer. Each Holder of Registrable Securities (other than Participating Broker-Dealers) who wishes to exchange such Registrable Securities for Exchange Securities in the Exchange Offer will be required to represent that (i) it is not an affiliate (as defined in Rule 405 under the 1933 Act) of the Company, (ii) any Exchange Securities to be received by it will be acquired in the ordinary course of business, (iii) it has no arrangement with any Person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Securities, and (iv) it is not acting on behalf of any Person who could not truthfully make the statements set forth in clauses (i), (ii) and (iii) immediately above, and shall be required to make such other representations as may be reasonably necessary under applicable SEC rules, regulations or interpretations to render the use of Form S-4 or another appropriate form under the 1933 Act available. (b) Shelf Registration. (i) If, because of any change in law or applicable interpretations thereof by the staff of the SEC, the Company is not permitted to effect the Exchange Offer as contemplated by Section 2(a) hereof, or (ii) if for any other reason (A) the Exchange Offer Registration Statement is not declared effective within 20 business days after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Exchange Offer Registration Statement will not be reviewed, or will not be subject to further review or (B) the Exchange Offer is not consummated within 360 days after the Closing Date, or (iii) if any Holder is not eligible to participate in the Exchange Offer or elects to participate in the Exchange Offer but does not receive Exchange Securities that are freely tradeable without any limitations or restrictions under the 1933 Act, upon such Holder’s request, the Company shall, at its cost: (A) use its commercially reasonable efforts to file with the SEC a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders of such Registrable Securities and set forth in such Shelf Registration Statement; (B) use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC as promptly as practicable. In the event that the Company is required to file a Shelf Registration Statement pursuant to clause (iii) above, the Company shall file and use its commercially reasonable efforts to have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by such Holders described in clause (iii) above; (C) use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required, in order to permit the Prospectus forming part thereof to be usable by Holders for a period of one year after the latest date on which any Notes are originally issued by the Company (subject to extension pursuant to the last paragraph of Section 3) or, if earlier, when all of the Registrable Securities covered by such Shelf Registration Statement (i) have been sold pursuant to the Shelf Registration Statement in accordance with the intended method of distribution thereunder, or (ii) cease to be Registrable Securities; and 7 Schedule 6.01

(D) notwithstanding any other provisions hereof, use its commercially reasonable efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any supplements thereto comply in all material respects with the 1933 Act, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement and any amendment or supplement to such Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, clauses (ii) and (iii) shall not apply to any statement in or omission from a Shelf Registration Statement or a Prospectus made in reliance upon and conformity with information relating to any Holder or Participating Broker-Dealer of Registrable Securities furnished to the Company in writing by such Holder or Participating Broker-Dealer, respectively, expressly for use in such Shelf Registration Statement or Prospectus. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement if reasonably requested by the Majority Holders with respect to information relating to the Holders and otherwise as required by Section 3(b) below, to use its commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as reasonably practicable thereafter and to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being filed with the SEC. (c) Expenses. The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) and 2(b) and, in the case of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one counsel (in addition to any local counsel) designated in writing by the Majority Holders to act as counsel for the Holders of the Registrable Securities in connection therewith; provided, however, that the Company shall not be responsible for reimbursement for the fees and disbursements of such counsel in an aggregate amount in excess of $10,000. Each Holder shall pay all fees and disbursements of its counsel other than as set forth in the preceding sentence, and all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to a Shelf Registration Statement. (d) Effective Registration Statement. (i) The Company shall be deemed not to have used its commercially reasonable efforts to cause the Exchange Offer Registration Statement or any Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite periods set forth herein if the Company voluntarily takes any action that could reasonably be expected to result in any such Registration Statement not being declared 8 Schedule 6.01 effective or remaining effective or in the Holders of Registrable Securities (including, under the circumstances contemplated by Section 3(f) hereof, Exchange Securities) covered thereby not being able to exchange or offer and sell such Registrable Securities during that period unless (A) such action is required by applicable law or (B) such action is taken by the Company in good faith and for valid business reasons including, but not limited to, the acquisition or divestiture of assets or a material corporate transaction or event, or if the Company determines in good faith that effecting or maintaining the availability of the registration would materially and adversely affect an offering of securities of the Company or if the Company is in possession of material non-public information the disclosure of which would not be in the best interests of the Company, in each case so long as the Company promptly complies with the notification requirements of Section 3(k) hereof, if applicable (but not including avoidance of the Company’s obligations hereunder). Nothing in this paragraph shall prevent the accrual of Additional Interest on any Registrable Securities or Exchange Securities. (ii) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof shall not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement shall be deemed not to have been effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. (iii) During any 365-day period, the Company may, by notice as described in Section 3(e), suspend the availability of a Shelf Registration Statement (and, if the Exchange Offer Registration Statement is being used in connection with the resale of Exchange Securities by Participating Broker-Dealers as contemplated by Section 3(f), the Exchange Offer Registration Statement) and the use of the related Prospectus for up to two periods of up to 60 consecutive days each (except for the consecutive 60-day period immediately prior to final maturity of the Notes), but no more than an aggregate of 120 days during any 365-day period, upon (a) the happening of any event or the discovery of any fact referred to in Section 3(e)(v), or (b) if the Company determines in good faith that effecting or maintaining the availability of the registration would materially and adversely affect an offering of securities of the Company or if the Company is in possession of material non-public information the disclosure of which would not be in the best interests of the Company, in each case subject to compliance by the Company with its obligations under the last paragraph of Section 3. (e) Increase in Interest Rate. In the event that: (i) the Exchange Offer Registration Statement is not filed with the SEC on or prior to the 120th day following the Closing Date; or (ii) The Exchange Offer Registration Statement is not declared effective within 20 business days after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Exchange Offer Registration Statement will not be reviewed, or will not be subject to further review; or 9 Schedule 6.01

(iii) the Exchange Offer is not consummated on or prior to the 360th day following the effective date of the Exchange Offer Registration Statement; (each of the events referred to in clauses (i), (ii) and (iii) above being hereinafter called a “Registration Default”), the per annum interest rate borne by the Registrable Securities shall be increased (“Additional Interest”) by one-quarter of one percent (0.25%) per annum immediately following such 120-day period in the case of clause (i) above or immediately following such 20-business-day period in the case of clause (ii) above or immediately following such 360-day period in clause (iii) above, which rate will be increased by an additional one-quarter of one percent (0.25%) per annum immediately following each 90-day period that any Additional Interest continues to accrue under any circumstances; provided that, if at any time more than one Registration Default has occurred and is continuing, then, until the next date that there is no Registration Default, the increase in interest rate provided for by this paragraph shall apply as if there occurred a single Registration Default that begins on the date that the earliest such Registration Default occurred and ends on such date that there is no Registration Default; provided further, that the aggregate increase in such annual interest rate may in no event exceed one-half of one percent (0.50%) per annum. Upon the filing of the Exchange Offer Registration Statement after the 120-day period described in clause (i) above, the effectiveness of the Shelf Registration Statement after the 20-business-day period described in clause (ii) above, or the consummation of the Exchange Offer following the 360-day period described in clause (iii) above, the interest rate borne by the Notes from the date of such consummation or effectiveness, as the case may be, shall be reduced to the original interest rate so long as no other Registration Default shall have occurred and shall be continuing at such time and the Company is otherwise in compliance with this paragraph; provided, however, that, if after any such reduction in interest rate, one or more Registration Defaults shall again occur, the interest rate shall again be increased pursuant to the foregoing provisions (as if it were the original Registration Default). The Company shall notify the Trustee within ten business days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an “Event Date”). Additional Interest shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders of Registrable Securities, on or before the applicable interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date to the record Holder of Registrable Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date. Anything herein to the contrary notwithstanding, any Holder who was, at the time the Exchange Offer was pending and consummated, eligible to exchange, and did not validly tender, its Notes for Exchange Securities in the Exchange Offer will not be entitled to receive any Additional Interest. 10 Schedule 6.01

3. Registration Procedures. In connection with the obligations of the Company with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company shall: (a) prepare and file with the SEC a Registration Statement or, if required, Registration Statements, within the time periods specified in Section 2, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration Statement, be available for the sale of the Registrable Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof; (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof; cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act; and comply with the provisions of the 1933 Act and the 1934 Act with respect to the disposition of all Registrable Securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof; (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities, at least ten business days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holders that the distribution of Registrable Securities will be made in accordance with the method elected by the Majority Holders; (ii) furnish to each Holder of Registrable Securities and counsel for the Holders, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or counsel may reasonably request, including financial statements and schedules and, if such Holder or counsel so requests, all exhibits (including those incorporated by reference) in order to facilitate the public sale or other disposition of the Registrable Securities; and (iii) subject to the penultimate paragraph of this Section 3, the Company hereby consents to the use of the Prospectus, including each preliminary Prospectus, or any amendment or supplement thereto by each of the Holders of Registrable Securities in accordance with applicable law in connection with the offering and sale of the Registrable Securities covered by and in the manner described in any Prospectus or any amendment or supplement thereto; 11 Schedule 6.01

(d) use its commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request, to keep each such registration or qualification effective during the period such Registration Statement is required to be effective and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or entity or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d) or (ii) take any action that would subject it to general service of process or taxation in any such jurisdiction if it is not then so subject; (e) in the case of a Shelf Registration, notify each Holder of Registrable Securities and counsel for such Holders promptly: (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments or supplements to a Registration Statement or Prospectus or for additional information after a Registration Statement has become effective (other than comments to 1934 Act reports incorporated therein by reference), (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective that is contemplated in Section 2(d)(i) or that makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or that constitutes an omission to state a material fact in such Shelf Registration Statement or Prospectus, or (vi) when a post-effective amendment to a Registration Statement has been filed. Without limitation to any other provisions of this Agreement, the Company agrees that this Section 3(e) shall also be applicable, mutatis mutandis, with respect to the Exchange Offer Registration Statement and the Prospectus included therein to the extent that such Prospectus is being used by Participating Broker-Dealers as contemplated by Section 3(f); (f) (A) in the case of an Exchange Offer, (i) include in the Exchange Offer Registration Statement (1) a “Plan of Distribution” section covering the use of the Prospectus included in the Exchange Offer Registration Statement by broker-dealers who have exchanged 12 Schedule 6.01 their Registrable Securities for Exchange Securities for the resale of such Exchange Securities and (2) a statement to the effect that any such broker-dealers who wish to use the related Prospectus in connection with the resale of Exchange Securities acquired as a result of market-making or other trading activities will be required to notify the Company to that effect, together with instructions for giving such notice (which instructions shall include a provision for giving such notice by checking a box or making another appropriate notation on the related letter of transmittal) (each such broker-dealer who gives notice to the Company as aforesaid being hereinafter called a “Notifying Broker-Dealer”), (ii) furnish to each Notifying Broker-Dealer who desires to participate in the Exchange Offer, without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such broker-dealer may reasonably request, (iii) include in the Exchange Offer Registration Statement a statement that any broker-dealer who holds Registrable Securities acquired for its own account as a result of market-making activities or other trading activities (a “Participating Broker-Dealer”), and who receives Exchange Securities for Registrable Securities pursuant to the Exchange Offer, may be a statutory underwriter and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities, (iv) subject to the penultimate paragraph of this Section 3, the Company hereby consents to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto by any Notifying Broker-Dealer in accordance with applicable law in connection with the sale or transfer of Exchange Securities, and (v) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer the following provision: “If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities, it represents that the Registrable Securities to be exchanged for Exchange Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the 1933 Act;” (B) to the extent any Notifying Broker-Dealer participates in the Exchange Offer, (i) the Company shall use its commercially reasonable efforts to maintain the effectiveness of the Exchange Offer Registration Statement for a period of 180 days (subject to extension pursuant to the last paragraph of this Section 3) following the last date on which exchanges are accepted pursuant to the Exchange Offer, and (ii) the Company will comply, insofar as relates to the Exchange Offer Registration Statement, the Prospectus included therein and the offering and sale of Exchange Securities pursuant thereto, with its obligations under Section 2(b)(D), the last paragraph of Section 2(b), Sections 3(c), 3(d), 3(e), 3(g), 3(i), 3(j), 3(k), 3(o), 3(p), 3(q), 3(r) and 3(s), and the last three paragraphs of this Section 3 as if all references therein to a Shelf Registration Statement, the Prospectus included therein and the Holders of Registrable Securities referred, 13 Schedule 6.01 mutatis mutandis, to the Exchange Offer Registration Statement, the Prospectus included therein and the applicable Notifying Broker-Dealers and, for purposes of this Section 3(f), all references in any such paragraphs or sections to the “Majority Holders” shall be deemed to mean, solely insofar as relates to this Section 3(f), the Notifying Broker-Dealers who are the Holders of the majority in aggregate principal amount of the Exchange Securities that are Registrable Securities; and (C) the Company shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement as would otherwise be contemplated by Section 3(b) or 3(k) hereof, or take any other action as a result of this Section 3(f), for a period exceeding 180 days (subject to extension pursuant to the last paragraph of this Section 3) after the last date on which exchanges are accepted pursuant to the Exchange Offer and Notifying Broker-Dealers shall not be authorized by the Company to, and shall not, deliver such Prospectus after such period in connection with resales contemplated by this Section 3; (g) in the case of a Shelf Registration, furnish counsel for the Holders of Registerable Securities copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement or Prospectus or for additional information (other than comments to 1934 Act reports incorporated therein by reference); (h) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable and provide prompt notice to each Holder of the withdrawal of any such order; (i) in the case of a Shelf Registration, upon request, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendments thereto (without documents incorporated or deemed to be incorporated therein by reference or exhibits thereto, unless requested); (j) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and cause such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and in a form eligible for deposit with the Depositary and registered in such names as the selling Holders may reasonably request in writing at least two business days prior to the closing of any sale of Registrable Securities; (k) in the case of a Shelf Registration, upon the occurrence of any event or the discovery of any facts as contemplated by Section 3(e)(v) hereof, use its commercially reasonable efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated or deemed to be incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company 14 Schedule 6.01 agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish each Holder such number of copies of the Prospectus, as amended or supplemented, as such Holder may reasonably request; (l) obtain CUSIP and ISIN numbers for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed or word-processed certificates for the Exchange Securities or Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary; (m) (i) cause the Indenture to be qualified under the TIA in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, (ii) cooperate with the Trustee and the Holders to effect such changes, if any, to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use its commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes, if any, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner; (n) in the case of a Shelf Registration, upon request, make available for inspection by representatives of the Holders of the Registrable Securities participating in any disposition pursuant to a Shelf Registration Statement and any one counsel or accountant retained by such Holders (with such inspection to occur at such time as mutually agreed between the Company and such Persons), all financial statements and other records, documents and properties of the Company reasonably requested by any such Persons, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such Persons in connection with a Shelf Registration Statement; provided, that any such Persons shall be required to execute a customary confidentiality agreement prior to taking such inspection; (o) in the case of a Shelf Registration, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Holders of Registrable Securities and to counsel for any such Holders, and make such changes in any such document prior to the filing thereof as the Holders of Registrable Securities, or any of their counsel may reasonably request within a reasonable period of time, and cause the representatives of the Company to be available for discussion of such documents as shall be reasonably requested by the Holders of Registrable Securities and shall not at any time make any filing of any such document of which such Holders or their counsel shall not have previously been advised and furnished a copy or to which such Holders or their counsel shall reasonably object within a reasonable time period; 15 Schedule 6.01

(p) in the case of a Shelf Registration, use its commercially reasonable efforts to cause all Registrable Securities to be listed on any securities exchange on which similar debt securities issued by the Company are then listed if requested by the Majority Holders; (q) in the case of a Shelf Registration, use its commercially reasonable efforts to cause the Registrable Securities to be rated by the same rating agency that initially rated the Notes, if so requested by the Majority Holders, unless the Registrable Securities are already so rated; (r) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and, with respect to each Registration Statement and each post-effective amendment, if any, thereto and each filing by the Company of an Annual Report on Form 10-K, make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least twelve months that shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder; and (s) cooperate and assist in any filings required to be made with FINRA. In the case of a Shelf Registration Statement, the Company may (as a condition to such Holder’s participation in the Shelf Registration) require each Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing and require such Holder to agree in writing to be bound by all provisions of this Agreement applicable to such Holder. In the case of a Shelf Registration Statement, each Holder agrees and, in the event that any Participating Broker-Dealer is using the Prospectus included in the Exchange Offer Registration Statement in connection with the sale of Exchange Securities pursuant to Section 3(f), each such Participating Broker-Dealer agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts of the kind described in Sections 3(e)(ii) through 3(e)(vi) hereof, such Holder or Participating Broker-Dealer, as the case may be, will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until receipt by such Holder or Participating Broker-Dealer, as the case may be, of (i) the copies of the supplemented or amended Prospectus contemplated by Section 3(k) hereof or (ii) written notice from the Company that the Shelf Registration Statement or the Exchange Offer Registration Statement, respectively, are once again effective or that no supplement or amendment is required. If so directed by the Company, such Holder or Participating Broker-Dealer, as the case may be, will deliver to the Company (at the Company’s expense) all copies in its possession, other than permanent file copies then in its possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. Nothing in this paragraph shall prevent the accrual of Additional Interest on any Registrable Securities. If the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to the immediately preceding paragraph, the Company shall be deemed to have used its commercially reasonable efforts to keep the Shelf Registration Statement or, in the case of Section 3(f), the Exchange Offer Registration Statement, as the case may be, effective during such period of suspension; provided that (i) such period of suspension shall not exceed the time 16 Schedule 6.01 periods provided in Section 2(d)(iii) hereof and (ii) the Company shall use its commercially reasonable efforts to file and have declared effective (if an amendment) as soon as practicable thereafter an amendment or supplement to the Shelf Registration Statement or the Exchange Offer Registration Statement or both, as the case may be, or the Prospectus included therein and shall extend the period during which the Shelf Registration Statement or the Exchange Offer Registration Statement or both, as the case may be, shall be maintained effective pursuant to this Agreement (and, if applicable, the period during which Participating Broker-Dealers may use the Prospectus included in the Exchange Offer Registration Statement pursuant to Section 3(f) hereof) by the number of days during the period from and including the date of the giving of such notice to and including the earlier of the date when the Holders or Participating Broker-Dealers, respectively, shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions and the effective date of written notice from the Company to the Holders or Participating Broker-Dealers, respectively, that the Shelf Registration Statement or the Exchange Offer Registration Statement, respectively, are once again effective or that no supplement or amendment is required. 4. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Holder, each Participating Broker-Dealer and each Person, if any, who controls any Holder or Participating Broker-Dealer within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows: (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Securities or Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or Prospectus (or any amendment or supplement thereto) or any omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission described in subparagraph (i) above; provided that any such settlement is effected with the written consent of the Company; and (iii) against any and all expense whatsoever, as incurred (including, subject to Section 4(c) below, the fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission described in subparagraph (i) above, to the extent that any such expense is not paid under subparagraph (i) or (ii) above; 17 Schedule 6.01 provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Holder or Participating Broker-Dealer expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto). (b) Each Holder, severally but not jointly, agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who signed the Registration Statement, each Participating Broker-Dealer and each other selling Holder and each Person, if any, who controls the Company, any Participating Broker-Dealer or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement. (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that it may have otherwise than on account of this indemnity agreement. Counsel to the respective indemnified parties shall be selected as follows: (i) counsel to the Company, its directors, each of its officers who signed the Registration Statement and all Persons, if any, who control the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Company; (ii) counsel to the Holders (other than Participating Broker-Dealers) and all Persons, if any, who control any Holders (other than any Participating Broker-Dealers) within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Holders who held or hold, as the case may be, a majority in aggregate principal amount of the Registrable Securities held by all such Holders; and (iii) counsel to the Participating Broker-Dealers and all Persons, if any, who control any such Participating Broker-Dealer within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Participating Broker-Dealers who held or hold, as the case may be, a majority in aggregate principal amount of the Exchange Securities referred to in Section 3(f) hereof held by all such Participating Broker-Dealers. In no event shall the indemnifying party or parties be liable for (A) the fees and expenses 18 Schedule 6.01 of more than one counsel (in addition to any local counsel) separate from the indemnifying parties’ own counsel for the Company and all other Persons referred to in clause (i) of this paragraph, (B) the fees and expenses of more than one counsel (in addition to any local counsel) separate from the indemnifying parties’ own counsel for all Holders (other than Participating Broker-Dealers) and all other Persons referred to in clause (ii) of this paragraph, and (C) the fees and expenses of more than one counsel (in addition to any local counsel) separate from the indemnifying parties’ own counsel for all Participating Broker-Dealers and all other Persons referred to in clause (iii) of this paragraph, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The indemnifying party shall be entitled to participate therein and, to the extent that it shall elect, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation unless (A) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the indemnifying party) or (B) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. (d) If the indemnification provided for in this Section 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable 19 Schedule 6.01 considerations. The relative fault of such indemnifying party or parties on the one hand and the indemnified party or parties on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or parties or such indemnified party or parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. (e) The Company and the Holders agree that it would not be just or equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 4, other than in the case of intentional misrepresentation or omission of a material fact, no Holder or Participating Broker-Dealer shall be required to contribute any amount in excess of the amount by which the total price at which Registrable Securities sold by it exceeds the amount of any damages that such Holder or Participating Broker-Dealer has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 4, each Person, if any, who controls a Holder or Participating Broker-Dealer within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Holder or Participating Broker-Dealer, as the case may be, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The respective obligations of the Holders and Participating Broker-Dealers to contribute pursuant to this Section 4 are several in proportion to the principal amount of Notes purchased by them and not joint. The indemnity and contribution provisions contained in this Section 4 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or Participating Broker-Dealer or any Person controlling any Holder or Participating Broker-Dealer, or by or on behalf of the Company, its officers or directors or any Person controlling the Company, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities or Exchange Securities pursuant to a Shelf Registration Statement. 20 Schedule 6.01

5. Miscellaneous. (a) Rule 144 and Rule 144A. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Company covenants that it will file all reports required to be filed by it under Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder, that if it ceases to be so required to file such reports, it will upon the request of any Holder or beneficial owner of Registrable Securities (i) make publicly available such information (including, without limitation, the information specified in Rule 144(c)(2) under the 1933 Act) as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (ii) deliver or cause to be delivered, promptly following a request by any Holder or beneficial owner of Registrable Securities or any prospective purchaser or transferee designated by such Holder or beneficial owner, such information (including, without limitation, the information specified in Rule 144A(d)(4) under the 1933 Act) as is necessary to permit sales pursuant to Rule 144A under the 1933 Act, and (iii) take such further action that is reasonable in the circumstances, in each case to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (x) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (y) Rule 144A under the 1933 Act, as such Rule may be amended from time to time, or (z) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder or beneficial owner of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. (b) No Inconsistent Agreements. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof; provided that the Company will not be precluded from entering into any agreement after the date hereof that may or does result, directly or indirectly, in the payment of Additional Interest. The rights granted to the Holders hereunder do not and will not in any way conflict in any material respects with and are not and will not be inconsistent in any material respects with the rights granted to the holders of any of the Company’s other issued and outstanding securities under any other agreements entered into by the Company or any of its subsidiaries. (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure. (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, electronic mail, or any courier guaranteeing overnight delivery (i) if to a Holder or Participating Broker-Dealer at the most current address set forth on the records of the registrar under the Indenture, and (ii) if to the Company, initially at the address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 5(d). 21 Schedule 6.01

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if sent via electronic mail; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture. (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof. (f) Third Party Beneficiary. Each Holder and Participating Broker-Dealer shall be a third party beneficiary of the agreements made hereunder and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder. Each Holder, by its acquisition of Notes, shall be deemed to have agreed to the provisions of Section 5(b) hereof. (g) Counterparts; Electronic Transmission. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Any facsimile or electronically transmitted copies hereof or signature hereon will, for all purposes, be deemed originals. Unless otherwise provided herein or in any other related document, the words “execute,” “execution,” “signed,” and “signature” and words of similar import used in this Agreement shall be deemed to include electronic signatures and the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as applicable, to the fullest extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other similar state laws based on the Uniform Electronic Transactions Act, provided that, notwithstanding anything herein to the contrary, the Company is not under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Company pursuant to procedures approved by the Company. (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. 22 Schedule 6.01

(i) Restriction on Resales. If the Company or any of its subsidiaries or affiliates (as defined in Rule 144 under the 1933 Act) shall redeem, purchase or otherwise acquire any Registrable Security or any Exchange Security that is a “restricted security” within the meaning of Rule 144 under the 1933 Act, the Company will deliver or cause to be delivered such Registrable Security or Exchange Security, as the case may be, to the Trustee for cancellation and neither the Company nor any of its subsidiaries or affiliates will hold or resell such Registrable Security or Exchange Security or issue any new Security or Exchange Security to replace the same. (j) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. (k) Entire Agreement; Severability. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect hereto. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby. [SIGNATURE PAGES FOLLOW] 23 Schedule 6.01

IN WITNESS WHEREOF, Company has caused this Registration Rights Agreement to be executed by its duly authorized representative as of the date first above written. COMPANY UNIVERSAL INSURANCE HOLDINGS, INC. By: Universal Insurance Holdings, Inc. – 5.625% Senior Unsecured Notes due 2026 [Signature page to Registration Rights Agreement] Schedule 6.01

IN WITNESS WHEREOF, the Purchaser has caused this Registration Rights Agreement to be executed by its duly authorized representative as of the date first above written PURCHASER [INSERT PURCHASER’S NAME] By: Name: [insert name] Title: [insert title] Universal Insurance Holdings, Inc. – 5.625% Senior Unsecured Notes due 2026 [Signature page to Registration Rights Agreement] Schedule 6.01

Exhibit 99.1 Universal Insurance Holdings Completes Private Placement of $100M of Senior Unsecured Notes due 2026 to Support Growth Fort Lauderdale, Fla., November 23, 2021 – Universal Insurance Holdings (NYSE: UVE) (the “Company”) announced today that it has completed an upsized and oversubscribed private placement of $100 million aggregate principal amount of 5.625% senior unsecured notes due 2026 (the “Notes”) to certain institutional accredited investors and qualified institutional buyers. The Company intends to use the net proceeds from this private placement for general corporate purposes, including growth capital as primary rate increases continue to earn through the Company’s book of business. “We are very pleased to have completed this private placement to further our growth and to optimize our cost of capital, with strong demand from the top-tier investor community. We look forward to demonstrating continued execution on our multi-year strategic priorities, including disciplined growth in opportune markets and continued innovation in our services businesses, including our direct-to-consumer digital agency Clovered.com,” said Stephen J. Donaghy, Chief Executive Officer. “I would also like to thank the Universal team for their process management, Piper Sandler & Co. for their execution, and Gibson, Dunn & Crutcher LLP and Mayer Brown LLP for their guidance.” Piper Sandler & Co. served as sole placement agent for the private placement. Gibson, Dunn & Crutcher LLP served as legal counsel to the Company, and Mayer Brown LLP served as counsel to the placement agent in connection with the private placement. The Notes have not been registered under the Securities Act, or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. In connection with the issuance and sale of the Notes, the Company entered into a registration rights agreement with each of the purchasers of the Notes pursuant to which the Company has agreed to take certain actions to provide for the exchange of the Notes for notes that are registered under the Securities Act of 1933, as amended (the “Securities Act”), with substantially the same terms as the Notes. This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any of the senior notes or any other securities, nor will there be any offer, solicitation or sale of the senior notes or any other securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The Company has offered and sold the Notes only to qualified institutional buyers (as defined in Rule 144A under the Securities Act) and institutional accredited investors (as defined in Rule 501 under the Securities Act) in reliance upon the exemption under Section 4(a)(2) of the Securities Act and the provisions of Rule 506 of Regulation D promulgated thereunder. Schedule 6.01

About Universal Insurance Holdings, Inc. Universal Insurance Holdings (UVE) is a holding company offering property and casualty insurance and value-added insurance services. We develop, market, and write insurance products for consumers predominantly in the personal residential homeowners lines of business and perform substantially all other insurance-related services for our primary insurance entities, including risk management, claims management and distribution. We sell insurance products through both our appointed independent agents and through our direct online distribution channels in the United States across 19 states (primarily Florida). Learn more at UniversalInsuranceHoldings.com. Investor Relations Contact: Rob Luther, 954-892-6487 VP, Corporate Development, Strategy & IR rluther@universalproperty.com Media Relations Contact: Andy Brimmer / Mahmoud Siddig, 212-355-4449 Joele Frank, Wilkinson Brimmer Katcher Schedule 6.01

Schedule 6.02 (as of May 31, 2024) Equipment Leases: Pitney Bowes Global Financial Services LLC Contract Term: 4/19/2024 - 7/18/2028 Remaining Contract Balance: $409,759 Collateral: All equipment of whatever nature manufactured, sold, distributed or financed by Pitney Bowes Inc. and/or its subsidiaries pursuant to contract number 0041456255 Pitney Bowes Global Financial Services LLC Contract Term: Month-to-month Remaining Contract Balance: Not applicable Collateral: All equipment of whatever nature manufactured, sold, distributed or financed by Pitney Bowes Inc. and/or its subsidiaries pursuant to contract number 0040818548 Milner Inc. Contract Term: 6/1/2024 - 5/31/2025 Remaining Contract Balance: $42,344 Collateral: All equipment leased or financed by Milner Inc. to or for Evolution Risk Advisors pursuant to contract number 25559677 Milner Inc. Contract Term: 4/1/2023 - 3/31/2028 Remaining Contract Balance: $156,871 Collateral: All equipment leased or financed by Milner Inc. to or for Evolution Risk Advisors pursuant to contract number 500-50493318

EXHIBIT A ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit and guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Loan Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: 2. Assignee: [and is an Affiliate/Approved Fund of [identify Lender]1] 3. Borrower(s): Universal Insurance Holdings, Inc. 4. Administrative Agent: JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement 5. Credit Agreement: The Credit Agreement dated as of May 31, 2024 among Universal Insurance Holdings, Inc. the Lenders parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent 1 Select as applicable.

2 6. Assigned Loan Interest: Aggregate Amount of Commitment/Loans for all Lenders Amount of Commitment/ Loans Assigned Percentage Assigned of Commitment/Loans2 $ $ % $ $ % $ $ % Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Related Parties or its securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including federal and state securities laws. The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Title: ASSIGNEE [NAME OF ASSIGNEE] By: Title: 2 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

3 Consented to and Accepted: JPMORGAN CHASE BANK, N.A., as Administrative Agent and Issuing Bank By: Title: [Consented to:]3 UNIVERSAL INSURANCE HOLDINGS, INC. By: Title: 3 To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Loan Interest, (ii) the Assigned Loan Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, (iv) any requirements under applicable law for the Assignee to become a lender under the Credit Agreement or to charge interest at the rate set forth therein from time to time or (v) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to acquire the Assigned Loan Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Loan Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Loan Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Loan Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Loan Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any Arranger, the Assignor or any other Lender or any of their respective Related Parties, and (vi) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Arranger, the Assignor or any other Lender or any of their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. Without limiting the foregoing, the Assignee represents and warrants, and agrees to, each of the matters set forth in Section 8.06 of the Credit Agreement, including that the Loan Documents set out the terms of a commercial lending facility. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Loan Interest (including payments of principal, interest, fees and

2 other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Acceptance and adoption of the terms of this Assignment and Assumption by the Assignee and the Assignor by Electronic Signature or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Approved Electronic Platform shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT B OPINION OF COUNSEL FOR THE BORROWER Attached

PHONE (850) 425-6654 FAX (850) 425-6694 WEB WWW.RADEYLAW.COM MAIL POST OFFICE BOX 10967 | TALLAHASSEE, FL 32302 OFFICE 301 SOUTH BRONOUGH ST.| STE. 200| TALLAHASSEE, FL 32301 Email: tmiller@radeylaw.com May 31, 2024 To the Lenders and the Administrative Agent Referred to Below c/o JPMorgan Chase Bank, N.A., as Administrative Agent Ladies and Gentlemen: We have acted as counsel for Universal Insurance Holdings, Inc., a Delaware corporation (the “Borrower”) in connection with (i) the Credit Agreement dated as of May 31, 2024 (the “Credit Agreement”), among the Borrower, the banks and other financial institutions identified therein as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent and (ii) the additional documents comprising the Loan Documents as defined in the Credit Agreement (collectively with the Credit Agreement, the “Loan Documents”). Terms defined in the Credit Agreement are used herein with the same meanings. In rendering this opinion, we have examined (all dated the date hereof unless otherwise indicated): (a) The Credit Agreement; (b) Certificates executed by the Borrower’s Chief Financial Officer and its Corporate Secretary as referenced at Exhibit E of the Credit Agreement; (c) The Certificates issued by the State of Delaware, Secretary of State, dated as of May 24, 2024, certifying that (i) the Borrower is duly incorporated under the laws of the State of Delaware, (ii) the Borrower is in good standing; and (iii) certain organizational documents are on file with the State of Delaware, Secretary of State, for the Borrower; (d) The Borrower’s Certificate of Incorporation and related organizational documents; (e) The Borrower’s Bylaws as Amended and Restated Through June 15, 2017; and

JPMorgan Chase Bank, N.A., as Administrative Agent May 31, 2024 Page 2 (g) The action by unanimous written consent executed by the directors of the Borrower authorizing the Borrower’s execution of the Credit Agreement. We have examined and relied on originals or copies, certified or otherwise, identified to our satisfaction, of corporate records, certificates of public officials and other instruments. We have not examined any documents other than those listed above, including without limitation, any other documents referenced in the Loan Documents. We have made no factual investigation in connection with these opinions other than our review of the documents described in the preceding paragraphs. References in this opinion to our knowledge mean a conscious awareness of facts, without investigation, by any of the lawyers currently with this firm who have given substantive attention to legal representation of the Borrower in matters directly relating to the Loan Documents. In rendering this opinion we have assumed, without investigation, verification or inquiry that: (a) The Lender is a banking association duly organized and validly existing under the laws of its jurisdiction of organization, and each of the parties to the Loan Documents (other than the Borrower) is a corporation, limited liability company or other legal entity duly organized and validly existing under the laws of its jurisdiction of incorporation, organization or formation, and the name of each such party as set forth in the Loan Documents is the same name as is set forth in the organizational documents for each such party; (b) Each of the parties to the Loan Documents (other than the Borrower) has the necessary right, power and authority and any required consents or approvals to execute and deliver, and to perform its obligations under, each of the Loan Documents to which it is a party; the transactions contemplated therein have been duly authorized by all parties thereto (other than the Borrower); and the Loan Documents constitute the legal, valid and binding obligations of all parties thereto (other than the Borrower); (c) The Loan Documents have been duly executed, delivered, and accepted by all parties thereto (other than the Borrower) and each party to the Loan Documents (other than the Borrower) has the legal capacity and has satisfied all legal requirements necessary to make the Loan Documents enforceable against it; (d) Each document submitted to us is accurate and complete, each document submitted to us as an original is authentic, each document that is a copy or facsimile conforms to an authentic original, each document provided to us in draft conforms in all material respects to the final executed version of such document, and each signature on any such document is genuine; (e) There is no oral or written agreement, understanding, course of dealing or usage of trade that affects the rights and obligations of the parties in the Loan Documents, or that would

JPMorgan Chase Bank, N.A., as Administrative Agent May 31, 2024 Page 3 have an effect on the opinions expressed herein; all material terms and conditions of the relevant transactions between the Borrower, on the one hand, and the Lenders, on the other hand, are correctly and completely reflected in the Loan Documents and there are no undisclosed modifications of such documents; and there has been no waiver of any of the provision of the Loan Documents by conduct of the parties or otherwise; (f) Each of the Loan Documents constitutes the legal, valid, and binding obligation of each party thereto (other than the Borrower), enforceable against each such party in accordance with its terms; (g) Each party to the Loan Documents (other than the Borrower) has fully performed its obligations thereunder, and under any predecessor documents, and has not granted any waivers or excused the performance of any obligations of another party thereto; and Based on the assumptions set forth above, and subject to the qualifications and exceptions herein contained, we are of the opinion that: 1. The Borrower: (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (b) has all requisite power and authority to carry on its business as now conducted; and (c) except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required. 2. The Borrower, through its applicable operating Subsidiaries, has in full force and effect all permits issued or granted from any Insurance Regulator, necessary for it to operate and carry on its business as now conducted. Borrower has obtained all licenses, permits, governmental approvals, no action letters, or any other permissions or approval necessary to execute the Credit Agreement. 3. The Transactions are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action and, if required, stockholder or other equityholder action. Each Loan Document has been duly executed and delivered by the Borrower party thereto and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. 4. The Transactions: (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect; (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority; (c) will not violate or result in a default under any

JPMorgan Chase Bank, N.A., as Administrative Agent May 31, 2024 Page 4 indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries; and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries. 5. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to our knowledge, threatened against or affecting the Borrower or any of its Subsidiaries (a) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or (b) that involve any Loan Document or the Transactions. 6. The Borrower is not an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. We are opining only as to (a) the federal laws of the United States, (b) in numbered paragraphs 1, 3, 4, and 5 above, the General Corporation Law of the State of Delaware, and (c) as to the opinion on legality, validity and enforceability in numbered paragraph 3 above, New York law governing the legality, validity and enforcement of commercial contracts; provided, however, that with respect to such opinion, we have assumed that the interpretation and resolution of matters arising from or related to legality, validity and enforcement of the Credit Agreement under New York law would be substantially similar in all material respects to the interpretation and resolution of such matters for similar commercial credit agreements under Florida law. Except as described in this letter, we have not examined nor are we opining with respect to Delaware law or New York law. No opinion is expressed as to the enforceability of the obligations of any party to the Loan Documents to the extent that enforceability of the rights, obligations, and agreements and remedies under the Loan Documents are subject to, affected, or limited by: (a) applicable liquidation, conservatorship, bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization, or similar debtor relief laws from time to time in effect under state and federal law; (b) general principles of equity (whether considered in a proceeding in equity or at law); or (c) the exercise of discretionary powers of any court or other authority before which may be brought any proceeding seeking equitable remedies, including, without limitation, specific performance and injunctive relief. These opinions are given as of the date hereof, they are intended to apply only to those facts and circumstances that exist as of the date hereof, and we assume no obligation or responsibility to update or supplement these opinions to reflect any facts and circumstances that hereafter come to our attention or any changes in laws that hereafter occur, or to inform the addressee of any change in circumstances occurring after the date hereof that would alter the opinions rendered herein. This opinion is limited to the matters set forth herein, and no opinion may be inferred or implied beyond the matters expressly contained herein. Except as expressly set

JPMorgan Chase Bank, N.A., as Administrative Agent May 31, 2024 Page 5 forth herein, this opinion is being provided solely for the purpose of complying with the requirements of the Credit Agreement. Except as set forth below, this opinion may not be used or relied upon for any other purpose, relied upon by any other party, or filed with or disclosed to any Governmental Authority, other than a court in connection with the enforcement or protection of the rights or remedies of the Administrative Agent or any Lender under or relating to any of the Loan Documents, without our prior written consent. Notwithstanding the foregoing, we hereby consent to reliance hereon by an future assignee of your interest under the Loan Documents pursuant to an assignment that is made and consented to in accordance with the express terms of the Credit Agreement on the condition and understanding that (i) this letter speaks only as of the date hereof, (ii) we have no responsibility or obligation to update this letter, to consider its applicability or correctness other than to its addressee, or to take into account changes in law, facts or any other developments of which we may later become aware, and (iii) any such reliance by a future assignee must be actual and reasonable under the circumstances existing at the time of assignment, including any changes in law, facts or any other developments known to or reasonably knowable by the assignee at such time. In addition, we also hereby consent to your furnishing a copy of this letter to governmental regulatory authorities having jurisdiction over any person permitted to rely on this letter; provided, however, that no such person shall be entitled to rely on this letter. Very truly yours, RADEY LAW FIRM By: Travis Miller

EXHIBIT C [RESERVED]

EXHIBIT D [RESERVED]

EXHIBIT E LIST OF CLOSING DOCUMENTS UNIVERSAL INSURANCE HOLDINGS, INC. CREDIT FACILITIES May 31, 2024 LIST OF CLOSING DOCUMENTS1 A. LOAN DOCUMENTS 1. Credit Agreement (the “Credit Agreement”) by and among Universal Insurance Holdings, Inc. a Delaware corporation (the “Borrower”), the institutions from time to time parties thereto as Lenders (the “Lenders”) and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for itself and the other Lenders (the “Administrative Agent”), evidencing a revolving credit facility to the Borrower from the Lenders in an aggregate principal amount of $50,000,000. SCHEDULES Schedule 2.01 -- Commitments Schedule 3.01 -- Subsidiaries Schedule 6.01 -- Existing Indebtedness Schedule 6.02 -- Existing Liens EXHIBITS Exhibit A -- Form of Assignment and Assumption Exhibit B -- Form of Opinion of Loan Parties’ Counsel Exhibit C -- [Reserved] Exhibit D -- [Reserved] Exhibit E -- List of Closing Documents Exhibit F -- [Reserved] Exhibit G-1 -- Form of U.S. Tax Certificate (Foreign Lenders That Are Not Partnerships) Exhibit G-2 -- Form of U.S. Tax Certificate (Foreign Participants That Are Not Partnerships) Exhibit G-3 -- Form of U.S. Tax Certificate (Foreign Participants That Are Partnerships) Exhibit G-4 -- Form of U.S. Tax Certificate (Foreign Lenders That Are Partnerships) Exhibit H -- Form of Note 1 Each capitalized term used herein and not defined herein shall have the meaning assigned to such term in the above- defined Credit Agreement. Items appearing in bold and italics shall be prepared and/or provided by the Borrower and/or Borrower’s counsel.

2 2. Notes executed by the Borrower in favor of each of the Lenders, if any, which has requested a note pursuant to Section 2.10(e) of the Credit Agreement. B. CORPORATE DOCUMENTS 3. Certificate of the Secretary or an Assistant Secretary of the Borrower certifying (i) that there have been no changes in the Certificate of Incorporation or other charter document of the Borrower, as attached thereto and as certified as of a recent date by the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization (which such certification may be through a long form good standing certificate), since the date of the certification thereof by such governmental entity, (ii) the By-Laws or other applicable organizational document, as attached thereto, of the Borrower as in effect on the date of such certification, (iii) resolutions of the Board of Directors or other governing body of the Borrower authorizing the execution, delivery and performance of each Loan Document to which it is a party, and (iv) the names and true signatures of the incumbent officers of the Borrower authorized to sign the Loan Documents to which it is a party, and (in the case of the Borrower) authorized to request a Borrowing or the issuance of a Letter of Credit under the Credit Agreement. 4. Good Standing Certificate (or analogous documentation if applicable) for the Borrower from the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization, to the extent generally available in such jurisdiction. C. OPINIONS 5. Opinion of Radey Law Firm, counsel for the Borrower. D. CLOSING CERTIFICATES AND MISCELLANEOUS 6. A Certificate signed by the President, a Vice President or a Financial Officer of the Borrower certifying the following: (i) that all of the representations and warranties contained in Article III of the Credit Agreement are true and correct and (ii) that no Default or Event of Default has occurred and is then continuing. 7. A Certificate of the chief financial officer of the Borrower in form and substance satisfactory to the Administrative Agent supporting the conclusions that, after giving effect to the Transactions, the Borrower and its Subsidiaries, taken as a whole, are Solvent and will be Solvent subsequent to incurring the indebtedness in connection with the Transactions.

EXHIBIT F [RESERVED]

EXHIBIT G-1 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of May 31, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Universal Insurance Holdings, Inc. (the “Borrower”), the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: __________, 20[__]

EXHIBIT G-2 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of May 31, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Universal Insurance Holdings, Inc. (the “Borrower”), the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[__]

EXHIBIT G-3 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of May 31, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Universal Insurance Holdings, Inc. (the “Borrower”), the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[__]

EXHIBIT G-4 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of May 31, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Universal Insurance Holdings, Inc. (the “Borrower”), the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any promissory note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN- E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20[__]

EXHIBIT H [FORM OF] NOTE May 31, 2024 FOR VALUE RECEIVED, the undersigned, UNIVERSAL INSURANCE HOLDINGS, INC. a Delaware corporation (the “Borrower”), HEREBY UNCONDITIONALLY PROMISES TO PAY to [NAME OF LENDER] (the “Lender”) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to the “Credit Agreement” (as defined below) on the Maturity Date or on such earlier date as may be required by the terms of the Credit Agreement. Capitalized terms used herein and not otherwise defined herein are as defined in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each Loan made to it from the date of such Loan until such principal amount is paid in full at a rate or rates per annum determined in accordance with the terms of the Credit Agreement. Interest hereunder is due and payable at such times and on such dates as set forth in the Credit Agreement. At the time of each Loan, and upon each payment or prepayment of principal of each Loan, the Lender shall make a notation either on the schedule attached hereto and made a part hereof, or in such Lender’s own books and records, in each case specifying the amount of such Loan, the respective Interest Period thereof (in the case of Term Benchmark Loans) or the amount of principal paid or prepaid with respect to such Loan, as applicable; provided that the failure of the Lender to make any such recordation or notation shall not affect the Obligations of the Borrower hereunder or under the Credit Agreement. This Note is one of the notes referred to in, and is entitled to the benefits of, that certain Credit Agreement dated as of May 31, 2024 by and among the Borrower, the financial institutions from time to time parties thereto as Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). The Credit Agreement, among other things, (i) provides for the making of Loans by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment, the indebtedness of the Borrower resulting from each such Loan to it being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower. Whenever in this Note reference is made to the Administrative Agent, the Lender or the Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Note shall be binding upon and shall inure to the benefit of said successors and assigns. The Borrower’s successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower. This Note shall be construed in accordance with and governed by the law of the State of New York.

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Note UNIVERSAL INSURANCE HOLDINGS, INC. By: Name: Title:

SCHEDULE OF LOANS AND PAYMENTS OR PREPAYMENTS Date Amount of Loan Interest Period/Rate Amount of Principal Paid or Prepaid Unpaid Principal Balance Notation Made By